File Nos. 333-213191/811-04909

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 7	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 37	☒

(Check appropriate box or boxes.)
SYMETRA SEPARATE ACCOUNT SL
(Exact Name of Registrant)
Symetra Life Insurance Company
(Name of Depositor)

777 108th Ave NE, Suite 1200, Bellevue, WA	98004
(Address of Depositor's Principal Executive Offices)	(Zip Code)
Depositor’s Telephone Number, including Area Code (425) 256-8000
Name and Address of Agent for Service

Rachel Dobrow Stone
Symetra Life Insurance Company
Senior Counsel
777 108th Ave NE, Suite 1200
Bellevue, Washington 98004

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2020, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	On pursuant to paragraph (a) (1) of Rule 485

Title of securities being registered:
Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus
May 1, 2020

Milestone VUL-G
FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

Issued through:
SYMETRA SEPARATE ACCOUNT SL
by
SYMETRA LIFE INSURANCE COMPANY

This prospectus describes Milestone VUL-G, a flexible premium adjustable variable life insurance policy (“Policy”), offered by Symetra Life Insurance Company (“Symetra Life,” the “Company,” “We,” “Us” or “Our”). A purchaser of a Policy (“Owner,” “You” or “Your”) may allocate amounts under the Policy to one or more of the Subaccounts of Symetra Life Insurance Company Separate Account SL (“Variable Account”). Each subaccount invests in one of the following portfolios (each a “Fund”) of the Vanguard® Variable Insurance Fund:

•	Vanguard VIF - Equity Index Portfolio

•	Vanguard VIF - Mid-Cap Index Portfolio

•	Vanguard VIF - Total Stock Market Index Portfolio

Amounts under the Policy may also be invested in the Fixed Account, which credits a specified guaranteed interest rate. The value of Your Policy that is allocated to the Subaccounts may fluctuate. You bear the risk that Your Policy Value may decrease.
To learn more about the Policy, You can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally part of the prospectus. You may request a free paper copy of the SAI, a paper copy of this prospectus if You have received it in an electronic format, or a prospectus for any of the Funds by contacting Our Administrative Office at P.O. Box 34690, Seattle, WA 98124 or calling 1‑800‑796‑3872 or by visiting Us at https://www.symetra.com. The SEC maintains a website at (https://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under Your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Us. Instead, the reports will be made available on a website, and You will be notified by mail each time a report is posted and provided with a website link to access the report.
If You already elected to receive shareholder reports electronically, You will not be affected by this change and You need not take any action.
You may elect to receive all future reports in paper free of charge. You can inform Us that You wish to continue receiving paper copies of Your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all Funds available under Your Policy.

Before investing, please read this prospectus carefully, along with the accompanying prospectuses for the Funds, and keep them for future reference. This prospectus does not constitute an offering in any jurisdiction in which the Policy may not lawfully be sold.

The Policies are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

BENEFIT/ RISK SUMMARY

This summary describes the Policy’s important benefits and risks. The sections of the prospectus following this summary discuss the Policy in more detail. Additional discussion is also included in the Statement of Additional Information (“SAI”). Appendix A: Definitions of this prospectus defines certain words and phrases used in this prospectus.
The Policy can be used for insurance protection and estate planning, as well as for other long term financial goals. You should consider the Policy in conjunction with other insurance You own.
The Policy is offered for sale in all jurisdictions where We are authorized to do business and where the Policy is approved by the appropriate insurance regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which Your Policy is issued governs whether certain features, riders, charges and fees are allowed in Your Policy. Please see Appendix B for a listing of state variations as well as Your Policy for any state specific variations applicable to You. Any state variations will be included in Your Policy, or provided by separate endorsement.
POLICY BENEFITS
Flexibility. The Policy is designed to be flexible to meet Your specific circumstances and life insurance needs. Within certain limits You can:

•	Change the timing, amount and frequency of premium payments.

•	Decrease the amount of life insurance coverage.

•	Change the Beneficiary.

•	Transfer Policy Value between and among the investment options available under Your Policy.

•	Take a loan against the Policy.

•	Withdraw Policy Value.

•	Surrender the Policy.

Premiums. You may establish a schedule of monthly, quarterly, semi-annual or annual premium payments, but You are not required to pay premiums according to the schedule. You can change the frequency and amount of, skip, or make unplanned, premium payments. You can allocate Your Net Premium Payments and Policy Value among the Subaccounts and, if available, the Fixed Account which provides a guaranteed minimum rate of interest. Failing to pay premiums, alone, will not cause the Policy to Lapse, and paying planned premiums will not guarantee that the Policy will remain in force. For more information, see PREMIUMS.
Death Benefit. The primary benefit of this Policy is life insurance coverage. We will pay a death benefit to the Beneficiary(ies) if the Insured dies while the Policy is in force. The amount of the Death Benefit generally depends on the Specified Amount of insurance that You select, the tax compliance test You choose, Your Policy Value, and any additional insurance provided by riders You purchase. The Death Benefit is reduced by any Loan Amount and any charges that are due and unpaid. For more information, see DEATH BENEFIT.
Income Tax Compliance Tests. You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum Death Benefit. The test You choose will generally depend on the amount of premiums You wish to pay relative to Your desired Death Benefit.

•	Cash Value Accumulation Test-generally does not limit the amount of premiums You can pay into Your Policy.

•
Guideline Premium Test-limits the amount of premiums You can pay into Your Policy, and the minimum Death Benefit will generally be smaller than the minimum Death Benefit under the Cash Value Accumulation Test.

You may not change tests after Your Policy is issued. You should consult Your tax advisor when choosing an income tax compliance test.
No Lapse Protection. When issued, Your Policy includes a rider that will help You manage some of the risk of Policy Lapse. The Lapse Protection Benefit Rider will prevent a Policy from lapsing due to insufficient Policy Value, as long as certain conditions are met. While the Lapse Protection Benefit Rider is in effect, You must allocate all of Your Net Premium Payments and transfers of Policy Value to the Subaccounts. Any allocation of new Premium or Policy Value to the Fixed Account after the Cancellation Period which is not related to an accelerated Death Benefit will terminate the Lapse Protection Benefit Rider. For more information, see LAPSE PROTECTION BENEFIT RIDER.
Decreases in premium payments, not paying planned premium according to the illustrated schedule, decreasing the Specified

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Amount, and taking loans or withdrawals will all reduce the Lapse Protection Value and may shorten the length of the guarantee provided under this benefit.
Right to Examine the Policy. For a limited time, the Owner can cancel the Policy and receive a refund. For more information, see “Cancellation Period” in the section titled THE POLICY.
Access to Your Policy Value. Subject to certain restrictions, You can access the money in Your Policy in several ways.

•
Surrenders-At any time while the Policy is in force and the Insured is alive, You may surrender Your Policy for the Net Surrender Value. The Net Surrender Value may reflect a substantial Surrender Charge. For more information, see “Surrender” in ACCESS TO YOUR POLICY VALUE. Surrenders may have adverse tax consequences. For more information, see TAXES.

•
Withdrawals-After the first Policy Year, while the Insured is alive and the Policy is in force before the Maturity Date, You can take money out of Your Policy through a withdrawal. Withdrawals will affect the Death Benefit and may have adverse tax consequences. For more information, see TAXES. We may charge a fee for withdrawals. For more information, see “Withdrawals” in ACCESS TO YOUR POLICY VALUE.

•
Loans-At any time after the Cancellation Period ends, and while the Insured is alive and the Policy is in force, You may borrow any amount up to 90% of Your Net Surrender Value. Loans and the interest rates credited to and charged for loans are described in more detail in “Loans” in ACCESS TO YOUR POLICY VALUE. Loans may have adverse tax consequences. For more information, see TAXES.

•
Transfers-While the Insured is alive and the Policy is in force, You can transfer Policy Value between or among any of the Subaccounts and the Fixed Account. We may charge a fee for transfers in excess of the number of free transfers shown on Your Policy. We may limit the number of transfers out of the Fixed Account (if available) and, in certain circumstances, may limit Your transfer activity into a Subaccount to deter disruptive trading and market timing. See TRANSFERS OF POLICY VALUE.

Tax Benefits. A Policy must satisfy certain requirements set forth in the Code to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a Policy issued on a standard rate class basis should generally be considered a life insurance contract under federal tax law. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements.
If the Policy satisfies the definition of life insurance under the Code, the Death Benefit Proceeds should generally be excludable from the gross income of the Beneficiary. Estate taxes may apply. In addition, You should not be deemed to be in constructive receipt of the Policy Value, and therefore should not be taxed on increases (if any) in the Policy Value until You take out a loan, make a withdrawal, or surrender the Policy. In addition, transfers of Policy Value should not be treated as taxable transactions. For more information, see TAXES.
Supplemental Benefits and Riders. The Policy offers riders that provide supplemental benefits under the Policy. We will deduct any separate charge for each of these riders from Policy Value as part of the Monthly Deduction. For more information, see SUPPLEMENTAL BENEFITS (RIDERS).

•	Lapse Protection Benefit Rider.

•	Accelerated Death Benefit for Chronic Illness Rider.

•	Accelerated Death Benefit for Terminal Illness Rider.

•	Charitable Giving Benefit Rider.

•	Accelerated Death Benefit for Chronic Illness Plus Rider.

POLICY RISKS
Long-Term Financial Planning. The Policy is designed to help meet long-term financial objectives by paying a Death Benefit to the named Beneficiary(ies). The Policy is not suitable as a short-term savings vehicle and, therefore, may not be the right kind of policy if You plan to withdraw money or surrender the Policy for short‑term needs. You may pay substantial charges if You surrender Your Policy. Please discuss Your insurance needs and financial objectives with Your registered representative.
Among variable universal life insurance policies on the market today, this Policy (particularly when used in conjunction with the Lapse Protection Benefit Rider) provides a very high Death Benefit as a function of premium payments. However, because of its fees and charges (including the charges for the Lapse Protection Benefit Rider), it may not provide as great a growth in Policy Value as some other variable universal life insurance policies on the market today. If You are looking to maximize the

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Death Benefit available to Your Beneficiaries after Your (or another insured’s) death, this Policy may be a good one for You. If, however, You are seeking maximum growth of policy value in a variable universal life insurance policy, this Policy may not be Your best choice.
Risk of an Increase in Current Fees and Charges. Certain fees and charges are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed maximum levels. If fees and charges are increased, You may need to increase the amount and/or frequency of premiums to keep the Policy In Force.
Investment Risk. You may allocate Your Policy Value to one or more of the Subaccounts, each of which invests in a designated Fund. Depending upon market conditions, You can make or lose Policy Value in any of these Subaccounts; Your Policy Value will increase or decrease as a result of investment performance. If investment performance is very poor, You could lose everything that You invest and Your Policy could Lapse without value.
Owners who do not keep the Lapse Protection Benefit Rider in force may also allocate Net Premium or Policy Value to the Fixed Account, which credits guaranteed interest. Such Owners assume the risk that the interest rate We credit on Fixed Policy Value may decrease, although it will never be less than an annual effective guaranteed interest rate of 1%.
Fund Investment Risk. A comprehensive discussion of each Fund available as an investment option under the Policy can be found in the Fund’s prospectus. Please refer to the prospectuses for the Funds for more information.
There is no assurance that any Fund will achieve its stated objective.
Risk of Lapse. Net Premiums that do not offset prior Monthly Deductions, poor Subaccount investment performance, withdrawals, and unpaid loans and loan interest, may cause a Policy to Lapse, which means that You will no longer have insurance coverage. If the Lapse Protection Benefit Rider is in effect, Your Policy will remain in force as long as the requirements of that Rider are met. Without the Lapse Protection Benefit Rider, Your Policy will remain in force only as long as the Net Surrender Value is sufficient to cover Your Monthly Deductions. A Policy Lapse may have tax consequences.

INQUIRIES

•	For general correspondence and Written Notice, please contact Our Administrative Office at:

P.O. Box 34690
Seattle, WA 98124
Telephone: 1-800-796-3872
Facsimile: 1-866-719-3124

For premium payments after Your Policy is issued, please contact Us at:

P.O. Box 34815
Seattle, WA 98124

•	For overnight mail, please contact Us at Our Home Office, located at:

777 108th Ave. NE, Suite 1200
Bellevue, WA 98004

•	On the Internet, please go to: https://www.symetra.com.

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FEE TABLE

The following tables describe the types of fees and charges that You will pay (directly or indirectly) when buying, owning and surrendering Your Policy. If the amount of the charge depends on the personal characteristics of the Insured, the fee table lists the minimum and maximum charges We assess under the Policy, as well as the fees and charges of a typical Insured, with the characteristics set forth in the table. These fees and charges may not be typical of the fees and charges that You will pay.
The first table describes the fees and charges that are payable when buying the Policy, paying premiums, making withdrawals from the Policy, surrendering the Policy, or transferring Policy Value among the Subaccounts and (if available) the Fixed Account.
TRANSACTION FEES

		For Policies Issued Prior to November 5, 2019 (1)		For Policies Issued on or after November 5, 2019
Charge	When Charge is Deducted	Amount Deducted		Amount Deducted
		Guaranteed Charge	Current Charge	Guaranteed Charge	Current Charge
PREMIUM CHARGE	Upon payment of each premium	15%	10%	15%	10%
SURRENDER CHARGE (2)	At the time of any surrender during the first 15 Policy Years
Minimum Charge		$4.02 per $1,000 of Initial Specified Amount	$4.02 per $1,000 of Initial Specified Amount	$3.46 per $1,000 of Initial Specified Amount	$3.46 per $1,000 of Initial Specified Amount
Maximum Charge		$58.55 per $1,000 of Initial Specified Amount	$58.55 per $1,000 of Initial Specified Amount	$58.49 per $1,000 of Initial Specified Amount	$58.49 per $1,000 of Initial Specified Amount
Charge for 45 year old Male Standard Non-Tobacco user (3)		$39.97 per $1,000 of Initial Specified Amount	$39.97 per $1,000 of Initial Specified Amount	$36.25 per $1,000 of Initial Specified Amount	$36.25 per $1,000 of Initial Specified Amount
WITHDRAWAL PROCESSING FEE	Upon each withdrawal	$25	$25	$25	$25
TRANSFER PROCESSING FEE	Upon each transfer in excess of 24 transfers in a Policy Year	$25	$25	$25	$25

(1)
For Policies issued prior to November 5, 2019, the Guaranteed and Current Surrender charges may be higher due to the mortality tables used. For more information, see “Monthly Cost of Insurance Charge” in CHARGES AND FEES.

(2)
A surrender charge is deducted if the Owner surrenders the Policy during the first 15 Policy years. This charge varies by Policy duration and the Issue Age, Risk Class and if permitted by state law, the sex of the Insured.

(3)
The rates shown are for a 45 year old male standard non-tobacco user for the first Policy year only. The rates will change each Policy year thereafter to reflect the Insured’s Attained Age and risk class. For more information on the rate that would apply to You, please contact Your registered representative or Us at our Administrative Office.

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The table below describes the fees and charges that You will pay periodically during the time that You own the Policy, excluding Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

		For Policies Issued Prior to November 5, 2019		For Policies Issued on or after November 5, 2019
Charge	When Charge is Deducted	Amount Deducted		Amount Deducted
		Guaranteed Charge	Current Charge	Guaranteed Charge	Current Charge
ADMINISTRATIVE CHARGE	On the Policy Date and on each Monthly Anniversary Day	$60	$20	$60	$20
EXPENSE CHARGE	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge	For Policy Years 1-20	$0.03 per $1,000 of initial Specified Amount	$0.03 per $1,000 of initial Specified Amount	$0.03 per $1,000 of initial Specified Amount	$0.03 per $1,000 of initial Specified Amount
Maximum Charge	For Policy Years 1-20	$2.17 per $1,000 of initial Specified Amount	$1.67 per $1,000 of initial Specified Amount	$2.17 per $1,000 of initial Specified Amount	$1.67 per $1,000 of initial Specified Amount
Charge for 45 year old Male Standard Non-Tobacco user (1)	For Policy Year 1	$0.23 per $1,000 of Initial Specified Amount	$0.18 per $1,000 of Initial Specified Amount	$0.23 per $1,000 of Initial Specified Amount	$0.18 per $1,000 of Initial Specified Amount
COST OF INSURANCE (2) (without extra ratings)(3)	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge		$0.04 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk	$0.03 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk
Maximum Charge		$83.33 per $1,000 of Net Amount at Risk	$43.13 per $1,000 of Net Amount at Risk	$83.33 per $1,000 of Net Amount at Risk	$38.81 per $1,000 of Net Amount at Risk
Charge for 45 year old Male Standard Non-Tobacco user (1)		$0.19 per $1,000 of Net Amount at Risk	$0.05 per $1,000 of Net Amount at Risk	$0.15 per $1,000 of Net Amount at Risk	$0.05 per $1,000 of Net Amount at Risk
MONTHLY VARIABLE POLICY VALUE CHARGE	On the Policy Date and on each Monthly Anniversary Day	For All Policy Years:	For Policy Years 1-10: 0.075% of Variable Policy Value For Policy Years 11+: 0.0375% of Variable Policy Value	For All Policy Years:	For Policy Years 1-10: 0.075% of Variable Policy Value For Policy Years 11+: 0.0375% of Variable Policy Value
LOAN INTEREST SPREAD	On each Policy Anniversary, or earlier, as applicable	1%	1%	1%	1%
LAPSE PROTECTION BENEFIT RIDER EXPENSE CHARGE	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge	For Policy Years 1-20	$0.11 per $1,000 of Initial Specified Amount	$0.08 per $1,000 of Initial Specified Amount	$0.11 per $1,000 of Initial Specified Amount	$0.08 per $1,000 of Initial Specified Amount
Maximum Charge	For Policy Years 1-20	$0.97 per $1,000 of Initial Specified Amount	$0.75 per $1,000 of Initial Specified Amount	$0.97 per $1,000 of Initial Specified Amount	$0.75 per $1,000 of Initial Specified Amount

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		For Policies Issued Prior to November 5, 2019		For Policies Issued on or after November 5, 2019
Charge	When Charge is Deducted	Amount Deducted		Amount Deducted
		Guaranteed Charge	Current Charge	Guaranteed Charge	Current Charge
Charge for 45 year old Male Standard Non-Tobacco user (1)	For Policy Years 1-20	$0.32 per $1,000 of Initial Specified Amount	$0.25 per $1,000 of Initial Specified Amount	$0.32 per $1,000 of Initial Specified Amount	$0.25 per $1,000 of Initial Specified Amount
CHRONIC ILLNESS PLUS RIDER	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge		$0.00 per $1,000 of of Net Amount Risk	$0.00 per $1,000 of of Net Amount Risk	$0.00 per $1,000 of of Net Amount Risk	$0.00 per $1,000 of of Net Amount Risk
Maximum Charge		$4.62 per $1,000 of of Net Amount Risk	$4.62 per $1,000 of of Net Amount Risk	$4.62 per $1,000 of of Net Amount Risk	$4.62 per $1,000 of of Net Amount Risk
Charge for 45 year old Male Standard Non-Tobacco user (1)	For Policy Year 1	$0.02 per $1,000 of of Net Amount Risk	$0.02 per $1,000 of of Net Amount Risk	$0.02 per $1,000 of of Net Amount Risk	$0.02 per $1,000 of of Net Amount Risk

(1)
The rates shown are for a 45 year old male standard non-tobacco user for the first Policy Year only. The rates will change each Policy year thereafter to reflect the Insured’s Attained Age and risk class. For more information on the rate that would apply to You, please contact Your registered representative or Us at our Administrative Office.

(2)
Current cost of insurance rates vary and may change based on a number of factors. See “Monthly Cost of Insurance Charge” in CHARGES AND FEES. The cost of insurance charges shown in the table likely do not represent the charges You will pay. For Policies issued prior to November 5, 2019, the Guaranteed and Current charges may be higher due to the mortality tables used. For more information on the Cost of Insurance Charge that would apply to You, please contact Your registered representative or Us at our Administrative Office.

(3)
We may place an Insured in a substandard Risk Class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. For certain Risk Classes, We may add a surcharge to the cost of insurance rates.

RANGE OF EXPENSES FOR THE FUNDS
The Total Annual Fund Operating Expense Table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2019. These expenses may be different in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expense	Lowest	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees and other expenses)	0.13%	0.17%

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POLICY DIAGRAM

Your Premium
You make a premium payment.
We deduct a premium charge.
Net Premium Payments
• We hold Your Net Premium Payment in the Fixed Account during the Cancellation Period.
• After the Cancellation Period, We allocate Your Net Premium Payment to the investment options You choose.
Fixed Option
• We transfer Policy Value to the Fixed Account when You take a Policy loan, or as required by a supplemental rider.
• We hold amounts allocated to the Fixed Account in Our General Account
Variable Investment Options
We hold amounts allocated to these Investment options in the Variable Account.
VVIF
The variable investment options invest in Funds of the Vanguard Variable Insurance Fund (VVIF).
VVIF
Deducts advisory fees and other expenses from the Funds.
We make Monthly Deductions
Every Month We Deduct
• Cost of Insurance Charges
• Administrative Charge
• Expense Charge
• Rider Charge
Loan Account Value
Policy Value set aside to secure a Policy loan.
Policy Value
Variable Policy Value + Fixed Policy Value + Loan Account Value
Every month
We deduct a variable policy value charge.
If you make a withdrawal
We may deduct a withdrawal processing fee.
If You surrender Your Policy during the first 15 Policy Years
We deduct a surrender charge.
If You make a transfer
We may deduct a transfer processing fee.

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SYMETRA LIFE, THE FIXED ACCOUNT, AND THE GENERAL ACCOUNT

SYMETRA LIFE
Symetra Life Insurance Company is an Iowa stock life insurance company. Symetra Life Insurance Company was organized under Washington law on January 23, 1957, and redomesticated to Iowa in 2014. Symetra Life Insurance Company is a wholly owned subsidiary of Symetra Financial Corporation, which, in turn, is a wholly owned subsidiary of Sumitomo Life Insurance Company, a Japanese mutual life insurer (sougo kaisha) with its headquarters in Tokyo, Japan. Symetra Life Insurance Company provides individual and group life, accident and health insurance, and annuity products and is licensed to do business in the District of Columbia, Puerto Rico and all states except New York.
THE FIXED ACCOUNT
The Fixed Account consists of assets owned by Symetra Life other than those in the Variable Account.
Policy Value in the Fixed Account will be credited with the interest rate established for the date that We receive the funds. This rate will be applied as of the date We receive the funds and continue for at least 12 months. We may change interest rates for successive 12-month periods at Our discretion. Annual effective guaranteed interest rates will never be less than the minimum shown in Your Policy. You bear the risk that the rate of interest that We credit will not exceed that minimum. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the Fixed Account. For purposes of crediting interest, Policy Value deducted, transferred or withdrawn from the Fixed Account is accounted for on a “first-in, first-out” basis.
Net Premium is placed in the Fixed Account during the Cancellation Period (see "Cancellation Period” in THE POLICY). We reserve the right to restrict or remove the Fixed Account as an investment option available under the Policy.
Interests in the Fixed Account are not securities. For this reason, the SEC staff has not reviewed disclosure in this prospectus relating to the Fixed Account.
OUR GENERAL ACCOUNT
The Fixed Account is part of Symetra Life’s General Account. Unlike premium payments and Policy Value allocated to the Variable Account, We assume the risk of investment gain or loss on amounts held in the Fixed Account. The assets of the General Account may be used to pay the claims of any of Our policy owners as well as Our creditors. The General Account invests its assets in accordance with state insurance law.
The assets of Our General Account support Our insurance and annuity obligations and are subject to Our general liabilities from business operations and to claims by Our creditors. Policy Value in the Fixed Account, plus any guarantees under the Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from Our General Account. State insurance laws and regulations require life insurance companies, including the Company, to hold assets in its General Account equal to a special liability called “reserves” which, under such laws and regulations, are considered by the insurance regulators to be sufficient for the Company to meet its contractual obligations to policyholders. The Company complies with these requirements and We regularly monitor Our reserves to ensure that We hold sufficient assets to cover actual or expected policy and claims payments. State insurance regulators also require life insurance companies to maintain a minimum amount of capital in excess of assets that offset reserves, which acts as a cushion in the event that the insurer suffers financial impairment, based on the specific risks in the insurer’s operations. For the Company, such risks include those associated with losses that We may incur as the result of defaults on the payment of interest or principal on assets held in Our General Account, which include bonds, loans secured by mortgages, and equity securities, as well as the loss in value of these investments resulting from a loss in their market value.
We prepare Our financial statements on a statutory basis. Our audited statutory-basis financial statements are included in the Statement of Additional Information (which is available at no charge by calling Us at 1-800-796-3872 or by writing Us at Our Administrative Office). In addition, the Statement of Additional Information is available on the SEC's website at https://www.sec.gov.

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THE VARIABLE ACCOUNT AND THE FUNDS

SYMETRA SEPARATE ACCOUNT SL
Symetra Separate Account SL (“Variable Account”) is a separate account that was established under Washington law on November 6, 1986, and reestablished under Iowa law on July 1, 2014. The Variable Account holds the assets that underlie Policy Values invested in the Subaccounts. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Variable Account is divided into Subaccounts, each of which invests in the shares of a specific Fund. These Subaccounts buy and sell Fund shares at Net Asset Value without any sales charge. Any dividends and distributions from a Fund are reinvested at Net Asset Value in shares of that Fund.
Under Iowa law, the assets in the Variable Account are the property of Symetra Life. Variable Account assets are held separately from Symetra Life’s other assets and are not part of Our General Account. Variable Account assets may not be used to pay any of Our liabilities other than those arising from the Policies and other variable life insurance policies We issue through the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other policy liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that the Company may conduct. Income, gains and losses realized or unrealized from the assets allocated to a Subaccount are credited to or charged against such Subaccount without regard to other income, gains or losses of Symetra Life. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account.
Promises We make in the Policy are general obligations of Symetra Life and are not dependent on assets in the Variable Account.
Changes to the Variable Account. Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, which may include:

•	Transferring assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;

•	Removing, combining, or adding Subaccounts, and making the combined or added Subaccounts available for allocation of premium payments;

•	Closing certain Subaccounts to allocations of new premium or transfer of Policy Value by existing or new Owners;

•	Substituting shares of a Fund, which may have different fees and expenses, for shares of a Fund in which a Subaccount currently invests;

•	Combining the Variable Account with other separate accounts and/or creating new separate accounts;

•	Deregistering the Variable Account under the 1940 Act, or operating the Variable Account or any Subaccount as a management investment company, or as any other form permitted by law;

•	Managing the Variable Account under the direction of a committee at any time;

•	Making any changes required by applicable law or regulation; and

•	Modifying the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

We will notify You of any changes. We reserve the right to make other structural and operational changes affecting the Variable Account.

VARIABLE INVESTMENT OPTIONS
Each Subaccount of the Variable Account invests in shares of a corresponding Fund. Each Fund is part of the Vanguard Variable Insurance Fund, a series fund that is an open-end investment management company registered with the SEC.
Each Fund’s assets are held separate from the assets of the other Funds and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income or loss of one Fund has no effect on the investment performance of any other Fund.
Each Fund’s investment objective(s) and policies are summarized below. There is no assurance that a Fund will achieve its stated objective(s). The investment performance for the Funds may differ substantially from mutual funds with similar names and objectives that are available to the general public. There can be no assurance, and We make no representation, that the

14

investment performance of the Funds will be comparable to any other mutual fund portfolio, even those with the same investment objectives and policies and advisor or manager. We do not guarantee or make any representation that the investment results of the Funds will be comparable to any other mutual fund portfolio, even those with the same investment advisor or manager.
You can find more detailed information about the Funds-including descriptions of Fund expenses, investment objectives and risks in the Fund prospectuses. You can obtain free copies of the Fund prospectuses by contacting Us at 1-800-796-3872. You should read the Fund prospectuses carefully. If You received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full prospectus.

FUND NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Vanguard® Variable Insurance Fund Portfolios Vanguard is a registered trademark of The Vanguard Group
Vanguard VIF - Equity Index Portfolio	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Vanguard Group, Inc.
Vanguard VIF - Mid-Cap Index Portfolio	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group, Inc.
Vanguard VIF - Total Stock Market Index Portfolio	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Vanguard Group, Inc.
The Vanguard VIF - Total Stock Market Index Portfolio is a "fund-of-funds", which means that it achieves its objective by investing in other mutual funds rather than in individual securities.

We do not guarantee that each Fund will always be available for investment through the Policy.

Selection of Underlying Funds. The Funds offered as investment options under the Policy are selected by Symetra Life. We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with Our hedging strategy, the strength of the advisor’s reputation and tenure, brand recognition, and past performance. The alignment of the investment objectives of each of the Funds with Our hedging strategy is a particularly important factor for Us because Our hedging activities make it possible for Us to offer the Lapse Protection Benefit at a reasonable price. We may remove a Fund or limit its availability to new premiums and/or transfers of Policy Value if We determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
You are responsible for allocating Variable Policy Value among the Subaccounts that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, You should carefully consider any decisions that You make regarding investment allocations.
In making Your Subaccount selections, We encourage You to thoroughly investigate all of the information that is available to You regarding the Funds, including the prospectus, SAI and annual and semi-annual reports for each Fund. After You select Funds for Your Initial Premium Payment(s), You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in Your Policy Value resulting from the performance of the Funds You have chosen.
Voting Rights. Symetra Life is the owner of the Funds’ shares. However, when a Fund solicits proxies in connection with a shareholder vote, We will ask You for instructions as to how to vote those shares attributable to Your Variable Policy Value indirectly invested in that Fund. Before a vote of a Fund’s shareholders occurs, You will receive voting materials in accordance with the procedures established by the Fund. You will have the right to instruct Us on the number of Fund shares that corresponds to the amount of Policy Value that You have in that Fund. Your number of votes is calculated separately for each Subaccount and may include fractional votes.
We vote Fund shares for which no timely instructions are received from Owners in proportion to the voting instructions that

15

are received from other Owners with respect to that Fund. For this reason, a small number of Owners may control the outcome of a vote. Should We determine that We are permitted by law to do so, We will vote the shares in Our own right. If required by state insurance regulators, or if permitted under federal regulation, We may disregard certain Owner voting instructions.
You have no voting rights with respect to values in the Fixed Account.

THE POLICY

PURCHASING A POLICY
If You are between the ages of 20 to 85, You may purchase a Policy by submitting an application, the Initial Premium Payment, and providing evidence of insurability satisfactory to Us. Before approving an application, We conduct underwriting to determine Your Risk Class.
Upon receipt of the Initial Premium Payment and before a Policy is issued, We may provide temporary insurance, subject to a maximum amount. If You make Your Initial Premium Payment through Electronic Funds Transfer (“EFT”) and a specific draft date is requested, Your Issue Date will be at least three business days after the requested draft date. If no specific date is requested, Your Policy will be dated as of the underwriter approval date with the draft date being three business days prior.
The monthly deductions under the Policy are measured from and deducted as of the Policy Date. In certain situations, Your Policy Date may pre-date Your Issue Date. You should speak with Your sales representative about setting Your Policy Date and see CHARGES AND FEES for more information. Choosing a Policy Date that pre-dates the Issue Date will cause charges to be deducted prior to Your Issue Date.
CANCELLATION PERIOD
You may examine the Policy and, if for any reason You are not satisfied, You may cancel the Policy by returning it with a written request to cancel the Policy to Our Administrative Office or to the sales representative who sold it to you within thirty-five (35) calendar days after the Issue Date. If You decide to cancel Your Policy during the Cancellation Period, We will refund the premium payments made, minus any withdrawals, promptly, and will treat the Policy as if it had never been issued.
We hold the Net Premium Payments received for Your Policy during the Cancellation Period in the Fixed Account. At the expiration of the Cancellation Period, We will reallocate the Net Premium Payment(s) less Monthly Deductions, plus credited interest, held in the Fixed Account to the investment options available under an Owner’s Policy, based on the Owner’s allocation instructions in effect at that time.
OWNERSHIP RIGHTS
The Policy belongs to the Owner named in the application unless changed. The Owner, may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner. If the Owner dies before the Insured and no contingent Owner is named, then ownership of the Policy will pass to the Owner’s estate (subject to applicable community property laws).
The principal rights an Owner may exercise are to:

•	change the Owner;

•	select or change a contingent Owner of the Policy;

•	designate or change any Beneficiary or Contingent Beneficiary before the death of the Insured;

•	allocate Net Premium Payments and Policy Value among and between the Subaccounts and any Fixed Accounts; and

•	surrender, take a loan, or assign the Policy.

The Owner must select either the Guideline Premium Tax Test or the Cash Value Accumulation Tax Test on the Policy application. Once selected, the tax test applicable to Your Policy cannot be changed.
The Owner of a Policy may change the Owner and change any Beneficiary or Contingent Beneficiary by Written Notice. The request will take effect as of the date such Written Notice is signed by the Owner. We are not liable, however, for payment or other action taken by Us before We receive such Written Notice.

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PREMIUMS

Premium payments should be made payable to Symetra Life Insurance Company and in a form acceptable to us. You may choose to pay premiums:

•	By personal check drawn on U.S. funds;

•	By Electronic Funds Transfer (EFT); or

•	By wire.

You may choose to make premium payments directly to Our Administrative Office or through a pre-authorized transfer from a bank account. You can make Planned Periodic Payments using EFT by:

•	electing the EFT payment option on Your application or providing Us with a bank draft authorization form; and

•	providing Us with a voided check for account and bank routing information.

Monthly Planned Periodic Payments must be made by EFT.
You may change the method of paying premiums at any time without charge.
INITIAL PREMIUMS
If You choose to make Your Initial Premium Payment by check, it can be delivered either directly to Our Administrative Office or to Your registered representative. Your check must be sufficient to keep the Policy in force for at least two months. If You choose to make Your Initial Premium Payment by EFT, the Initial Premium Payment is equal to one monthly premium. You may change the method of paying premiums at any time without charge.
PLANNED PERIODIC PAYMENTS
You can schedule the amount and frequency of premium payments. We refer to these scheduled premiums as “Planned Periodic Payments”. You can choose to pay them either annually, semi-annually, quarterly, or monthly. Subject to Our approval, You can change the amount and frequency of Planned Periodic Payments. We will send Owners reminder notices for Planned Periodic Payments.
Making Planned Periodic Payments is optional. If You make Planned Periodic Payments on time and in full, there is still no guarantee that the Policy will not Lapse (i.e., terminate without value). See POLICY LAPSE AND REINSTATEMENT for more information.
ADDITIONAL PREMIUMS
Additional premium payments may be made at any time before the Maturity Date while the Policy is in force, and may be necessary to prevent Lapse. Additional premium payments or other changes to the Policy can jeopardize a Policy’s tax status. We will notify an Owner that a premium payment may result in a Policy becoming a Modified Endowment Contract ("MEC"), and will refund any portion of any premium payment We determine to be in excess of the premium limit established by law to qualify the Policy as life insurance.
Unless You specify otherwise in a Written Notice, We will consider any unplanned premium payment made while a loan is outstanding as a loan repayment.
Premium payments received in good order are credited to Your Policy on the business day We receive them at Our Administrative Office. However, payments received at Our Administrative Office without all of the information necessary to process them may postpone the crediting of Your payment to Your Policy. In addition, if Your check is received without the necessary information We need to process it, processing delays will occur as We attempt to contact You to get the necessary information.
ALLOCATION OF NET PREMIUM PAYMENTS AND POLICY VALUE
You designate how Your Net Premium Payments are to be allocated when You apply for a Policy. All percentage allocations must be in whole numbers. The sum of the allocations must equal 100%.
We allocate Net Premium Payments We receive during the Cancellation Period (including the Initial Premium Payment) to the Fixed Account. At the end of the Cancellation Period, the Net Premium Payment(s) less Monthly Deductions and

17

plus credited interest is (are) reallocated to any Subaccount that You selected, based on Your allocation instructions. Net Premium Payments received after the Cancellation Period are allocated to the Subaccounts and/or the Fixed Account, according to the allocation instructions We have at that time.
You may change Your allocation instructions without charge at any time by Written Notice or by telephone. The change will be effective as of the end of the Valuation Period on which We receive Your Written Notice or telephone call.
Whenever You allocate Net Premiums or transfer Policy Value into a Subaccount, We will credit Your Policy with the number of Units for that Subaccount that can be acquired for such premium or transfer amount. We price each Subaccount Unit on each Valuation Day using the Unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the Subaccounts only on a Valuation Day. Your Policy Value will vary with the investment experience of the Subaccounts in which You invest.
If a selected Subaccount is not available, Your allocation or transfer will not be carried out. We will contact You for further instructions.
You should periodically review how Your Policy Value is allocated among the Subaccounts and the Fixed Account because market conditions and Your overall financial objectives may change.
PREMIUM LIMITATIONS
We reserve the right, at any time and without prior notice, to:

•
limit the amount and frequency of planned periodic premiums and additional unscheduled premiums (each, an “additional premium”). Aggregate premium payments in excess of $3 million are subject to Our prior approval.

•	limit the amount and frequency of Net Premium Payments that may be allocated to the Fixed Account.

•	refuse to accept such additional premium under the Policy.

In all cases, We will accept additional premium necessary to prevent the Policy from lapsing.

CALCULATION OF POLICY VALUE

VARIABLE POLICY VALUE
The Variable Account reflects the investment experience of the Subaccounts to which it is allocated, any Net Premium Payments and loan repayments allocated to the Subaccounts, transfers out of the Subaccounts, any withdrawals of Subaccount Value, any Loan Amount transferred to the Loan Account, and that portion of any withdrawal processing fee, transfer processing fee, or the Monthly Deduction attributable to the Subaccounts. There is no minimum Variable Policy Value. The Variable Policy Value at any time is the sum of the Subaccount Values for the Policy on the Valuation Day most recently completed.
UNITS
The value of the variable portion of Your Policy will go up or down depending upon the investment performance of the Subaccount(s) You choose. To keep track of this, We use a unit of measure called a Unit.The number of Units credited is determined by dividing the dollar amount directed to each Subaccount by the value of the unit for that Subaccount.
The Unit value for each Subaccount was arbitrarily set initially at $10 when the Subaccount began operations. Thereafter, the Unit value at the end of every Valuation Day is the Unit value at the end of the previous Valuation Day multiplied by the Net Investment Factor, as described below. The Subaccount Value for a Policy on any day is equal to the number of Units credited to the Policy in that Subaccount by the Unit value for the Subaccount on that day.
The net investment factor is used to measure the change in Unit value for each Subaccount from one Valuation Period to the next. The net investment factor may be greater or less than one, which means that the value of a Unit may increase or decrease from Valuation Day to Valuation Day. The net investment factor for any Subaccount is determined by dividing (1) by (2), where:

•	(1) is the result of

a.	the Net Asset Value Per Share of a Fund held in the Subaccount, determined at the end of the current Valuation Period; plus

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b.	the per share amount of any dividend or income distributions made by the Fund to the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

c.	a per share charge or credit for any taxes reserved for, which is determined by Symetra Life to have resulted from the operations of the Subaccount; and

•	(2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the immediately preceding Valuation Period.

When You make Net Premium Payments or transfers into a Subaccount, We credit Your Policy with Units. Conversely, Units are liquidated when You request a withdrawal or a transfer of money from a Subaccount, when the Monthly Deduction is assessed, the Policy is surrendered, or Death Benefit Proceeds are paid. In either case, the increase or decrease in the number of Your Units is determined by taking the amount of the Net Premium Payment, transfer, withdrawal and dividing it by the value of a Unit on the date the transaction occurs.
Example: Assume that on Monday, We receive a $1,000 Net Premium Payment from You before the NYSE closes. You have told Us that You want this to go to the Fund A Subaccount. When the NYSE closes on that Monday, We determine that the value of a Unit of the Fund A Subaccount is $20. We then divide $1,000 by $20 and credit Your Policy on Monday night with 50 Units for the Fund A Subaccount.
FIXED POLICY VALUE
The Fixed Policy Value under a Policy at any time is equal to: (i) Net Premium Payments allocated to the Fixed Account, plus (ii) Policy Value transferred to the Fixed Account; plus (iii) interest credited to the Fixed Account; minus (iv) transfers from the Fixed Account (including any transfer fees deducted); minus (v) withdrawals from the Fixed Account (including any withdrawal processing fee deducted); minus (vi) any applicable Monthly Deductions.

TRANSFER OF POLICY VALUE

While the Policy is in force and the Insured is still living, You can transfer Policy Value among and between any available Subaccounts and the Fixed Account. We will accept transfer requests from You by telephone, by Written Notice sent by fax or mail. Each transfer must be in good order.
Transfers to or from the Subaccounts will take effect at the end of the Valuation Period during which We receive the request, in good order, at Our Administrative Office. If We receive a transfer request after the end of the Valuation Day, We will process the order using the Subaccount Unit value determined at the end of the next Valuation Day. We reserve the right to modify, restrict, suspend or eliminate transfer privileges (including telephone transfers) at any time.
The following apply to transfers under the Policy:

•	Policy Value may not be transferred to the Fixed Account when the Lapse Protection Benefit Rider is in effect.

•	We will accept transfers by telephone or by written request.

•
The minimum amount that may be transferred is $1,000. If, after the transfer, the amount remaining in the Subaccount(s) or the Fixed Account would be less than the minimum amount that may be transferred, We reserve the right to transfer the entire Subaccount Value or Fixed Policy Value instead of the requested amount.

•	Except as listed below, We may deduct a $25 charge from the amount transferred for each transfer in excess of 24 transfers in a Policy Year.

◦	We consider each communication directing Us to transfer Policy Value between Subaccounts and/or the Fixed Account a single transfer.

◦
Transfers resulting from loans, automatic rebalancing, transfers from the Fixed Account at the expiration of the Cancellation Period, currently are not treated as transfers for the purpose of assessing a transfer processing fee.

•
We reserve the right to limit the maximum amount an Owner may transfer from the Fixed Account each Policy Year after the first Policy Year to the greater of (i) 25% of the Fixed Policy Value measured on the preceding Policy Anniversary and (ii) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Telephone transfer privileges are available for transfers among and between Subaccounts and the Fixed Account, and automatic rebalancing.

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Please note the following regarding transfer requests made by telephone:

•	We will use reasonable procedures to confirm that the person giving instructions is authorized to do so.

•	If We follow these procedures, We are not liable for any loss, damage, cost or expense from complying with instructions We reasonably believe to be authentic.

•	We require a form of personal identification before acting on instructions received by telephone, and We make a tape recording of the instructions given by telephone.

Transfers to the Fixed Account when the Lapse Protection Benefit Rider is in effect may only be made by Written Notice.

Telephone, fax and website transfers, may not always be available. In addition, We can experience outages or slowdowns for a variety of reasons. Such outages and slowdowns whether in Our systems, Your systems, or those of Your service provider or Your agent may prevent or delay our receipt of Your transfer request. See RISKS for more information.
You also should protect Your password because self-service options will be available to anyone who provides Your password. We will not be able to verify that the person using Your user name and password and providing instructions is You or a person authorized by You.
AUTOMATIC REBALANCING
After Your Policy Value has been invested, the performance of the Subaccounts may cause the percentage in each Subaccount to change from Your original allocations. You can instruct Us to adjust Your investment in the Subaccounts and the Fixed Account to maintain a predetermined mix on a quarterly basis. Once started, automatic rebalancing will continue until You request Us to stop.
LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
Effects of Excessive Transfers and Market Timing Activity. The Policy and the Funds are not designed for short term trading or market timing, or for persons that make large, or frequent transfers. Such trading activity may be disruptive to portfolio management strategies by causing forced and unplanned portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a Fund to maintain a higher level of cash than would otherwise be the case, resulting in lost opportunity costs that must be indirectly borne by all Owners invested in the affected Subaccounts, not just those making the transfers. These disruptive activities may increase expenses and adversely affect Fund performance, thereby negatively impacting long-term Owners.
Detection and Deterrence. Symetra Life discourages and does not accommodate frequent transfers or market timing activity. Due to the potential adverse consequences to Owners, the Funds, Fund shareholders, and the Variable Account, We have established certain policies and procedures to attempt to detect and deter market timing and disruptive trading. Under these policies and procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in Funds that exceed certain monetary thresholds may be scrutinized. Symetra Life also may review transactions that occur close in time to other transactions in the same Policy or in multiple Policies under common ownership or influence. Trading activity that is identified through these procedures, or as a result of any other information available, will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws. Despite Our monitoring, however, We may not be able to detect or halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, We cannot guarantee that all harmful trading will be detected or that a Fund will not suffer from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
In addition to the broad ability to restrict potentially harmful trading as described above, Symetra Life has adopted a policy under which any Owner transferring $100,000 or more from a Subaccount may not transfer Policy Value back into that Subaccount for 90 days. Symetra Life will grant two exceptions to the 90-day policy, per rolling 12‑month period. We will notify You in writing after You trigger each exception to the 90-day policy.
We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in Our view, has abused or appears likely to abuse, the transfer privilege, on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify Our procedures, impose holding period requirements, or limit the number, size, frequency, manner or timing of the transfers that We permit. If We modify Our procedures, they will be applied uniformly to all Owners. We also reserve the right to reverse a transfer if a Fund refuses or reverses Our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, We

20

may aggregate two or more variable insurance products that We believe are connected by Owners or persons engaged in trading on behalf of Owners.
In addition to Our internal policies and procedures, We will administer Your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We may implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any Fund. To the extent permitted by law, We also may defer the transfer privilege at any time that We are unable to purchase or redeem shares of any of the Funds.
If a transfer request is rejected or Your transfer privileges have been restricted for any reason, We will attempt to inform You by telephone the next business day. If We do not succeed in reaching You by telephone, We will send a letter to Your Address of Record.
Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent harmful trading activity among the Subaccounts available under this Policy, there is no assurance that We will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, Our ability to discourage and restrict market timing or disruptive trading may be limited by terms of the Policy and by decisions of state regulatory bodies and court orders that We cannot predict.
Fund Frequent Trading Policies. The Funds to which We submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by Us on behalf of all Our variable annuity contract owners and variable life policy owners. Those Funds may require Us to investigate whether any of Our contract owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity. If a Fund believes You are engaged in market timing activity, it may require Us to block You from making transfers or purchases to the Fund. In addition, federal regulations may require Us to provide individual transaction and contract owner information to the Funds when requested.
In addition to Our market timing procedures, the Funds to which We submit purchase and redemption orders may have their own market timing policies and restrictions. Those policies and procedures, when applicable, are described in the prospectuses for each of the Funds available for investment by you. We reserve the right to enforce the Funds' policies and procedures. Under SEC rules, We are required to: (i) enter into a written agreement with each Fund or its principal underwriter that obligates Us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (ii) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.
In cases of large or frequent transfers, Fund managers or Symetra Life may reject trades that are determined to be detrimental to other Fund investors or violate the Funds’ policies and procedures. Therefore, to the extent permitted by law, We may delay or refuse to honor a transfer request to a Subaccount that invests in a Fund, or to reverse such a transfer request, at any time We are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions.
We further reserve the right to implement, administer, and collect any fee or restriction, including redemption fees, imposed by any Fund. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading. You should read the prospectus of each Fund for more information about the Fund’s ability to refuse or restrict purchases or redemptions of its shares and to impose redemption fees.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS
Upon receipt of Due Proof of Death of the Insured while the Policy is in force, We will pay the Death Benefit Proceeds to the primary Beneficiary(ies), if living, or to a Contingent Beneficiary. If no Beneficiary or Contingent Beneficiary survives the Insured, We will pay the Death Benefit Proceeds to the Owner or the Owner’s estate. We will pay the Death Benefit in a single sum or under a payment option provided under the Policy that the Owner or the Beneficiary(ies) select(s). See “Settlement Options” in OTHER INFORMATION ABOUT THE POLICY.

The Death Benefit Proceeds equal:	•	The Death Benefit; plus

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•	Any Death Benefit under any rider to the Policy; minus
•	Any liens; minus
•	Any Loan Amount; minus
•	Any unpaid Monthly Deductions if the Insured dies during the Grace Period.
We may further adjust the amount of the Death Benefit if We contest the Policy based on Your misstatement of the Insured's Age or, if permitted by state law, sex.
We will pay interest on the Death Benefit Proceeds from the date of death to the date of payment. The annual interest rate will be at least 1%. We will pay additional interest at an annual rate of 10% starting thirty-one (31) days following the latest of (1), (2) or (3) below until the date the Death Benefit proceeds are paid.

1.	The date We receive Due Proof of Death at Our Administrative Office;

2.	The date We receive sufficient information to determine Our liability, the extent of the liability, and the person(s) entitled to the Death Benefit Proceeds; or

3.
The date that legal impediments to payment of the Death Benefit Proceeds that depend on actions of parties other than Symetra Life such as the establishment of guardianship and conservatorships, the appointment and qualification of trustees, and the submission of information necessary to satisfy state and federal reporting obligations are removed to Our satisfaction.

DEATH BENEFIT
Your Policy’s initial amount of insurance coverage, which You select in Your application, is its Initial Specified Amount. The maximum Specified Amount is generally $99 million. You may decrease, but not increase, Your Specified Amount.
The Death Benefit is the greater of the Specified Amount on the date of the Insured’s death or the applicable percentage of the Policy Value as of the Insured’s date of death, as shown in Your Policy. The amount of the Death Benefit is determined at the end of the Valuation Period in which the Insured dies.
The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.
To the extent the Net Amount at Risk under Your Policy increases as a result of a premium payment, We may require evidence of insurability satisfactory to us. We will make appropriate adjustments, prospectively, to the Monthly Deductions or any supplemental benefits that are consistent with such an increase.
Tax Compliance Tests. Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either a Guideline Premium Test (“GPT”) or a Cash Value Accumulation Test (“CVAT”). You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, You may not change to a different test. The Death Benefit will vary depending on which test is used. In deciding whether to choose the CVAT, You should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase certain charges.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by Attained Age of the Insured) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the Attained Age, sex and Risk Class of the Insured) of the Policy Value, adjusted for certain riders.
The corridor under the CVAT is different from the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no riders, as Your Policy Value increases, Your Death Benefit will increase more rapidly under CVAT than it would under GPT.

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Under the Guideline Premium Test

The Death Benefit equals the greater of:	1.	The Specified Amount; or
	2.	A specified percentage, shown in Your Policy, of the Policy Value on the Insured’s date of death.
The Death Benefit factor is the minimum multiple of Policy Value We must pay as the Death Benefit under federal tax requirements. The Death Benefit factor is shown in Your Policy for the Insured's Attained Age as of his or her death. The following table indicates the Death Benefit factors for the GPT for different Attained Ages:

Attained Age	Death Benefit Factor
40 and under	2.50
41 to 45	2.50 minus 0.07 for each age over Attained Age 40
46 to 50	2.15 minus 0.06 for each age over Attained Age 45
51 to 55	1.85 minus 0.07 for each age over Attained Age 50
56 to 60	1.50 minus 0.04 for each age over Attained Age 55
61 to 65	1.30 minus 0.02 for each age over Attained Age 60
66 to 70	1.20 minus 0.01 for each age over Attained Age 65
71 to 75	1.15 minus 0.02 for each age over Attained Age 70
76 to 90	1.05
91 to 94	1.05 minus 0.01 for each age over Attained Age 90
95 to 99	1.01
100 and older	1.01

If the Code requires Us to determine the Death Benefit by reference to these Death Benefit factors, then the Policy is described as “in the corridor.” An increase in the Policy Value will increase Our risk, and We will increase the cost of insurance We deduct from the Policy Value.
Guideline Premium Test Example: Assume that the Insured's Attained Age is under 40 and that there is no Loan Amount. A Policy with a $100,000 Specified Amount will generally pay $100,000 in Death Benefit. However, because the Death Benefit must be equal to or be greater than 2.50 times the Policy Value, any time the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Specified Amount. The figure $40,000 is derived by solving for Policy Value in the following calculation: $100,000 = 2.50 multiplied by the Policy Value. Each additional dollar added to the Policy Value above $40,000 will increase the Death Benefit by $2.50.
Similarly, for this Policy, as long as the Policy Value exceeds $40,000, each dollar taken out of the Policy Value will reduce the Death Benefit by $2.50. If at any time the Policy Value multiplied by the Death Benefit factor is less than the Specified Amount, then the Death Benefit will equal the Specified Amount of the Policy.
Under the Cash Value Accumulation Test

Death Benefit equals the greater of:	1.	The Specified Amount; or
	2.	A specified percentage, shown in Your Policy, multiplied by the Policy Value on the date of the Insured’s death.
The Death Benefit factor under CVAT is calculated as specified under Section 7702. It is based on the Insured’s sex, Risk Class, Specified Amount band (if any), and Attained Age at the beginning of each Policy Year.

Cash Value Accumulation Test Example: Assume that a Policy has no Loan Amount. Also assume that the Policy has a Specified Amount of $1,000,000 and the Death Benefit factor is 2.97. Under the Level Option, a Policy with a $1,000,000

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Specified Amount will generally pay $1,000,000 in Death Benefits. However, because the Death Benefit for the Policy must be equal to or be greater than 2.97 times the Policy Value, any time the Policy Value exceeds $336,700, the Death Benefit of the Policy will exceed the $1,000,000 Specified Amount. The figure of $336,700 is derived by solving for Policy Value in the calculation $1,000,000 = 2.97 multiplied by Policy Value. Each additional dollar added to the Policy Value above $336,700 will increase the Death Benefit of the Policy by $2.97. Similarly, for this Policy, as long as the Policy Value exceeds $336,700, each dollar taken out of the Policy Value will reduce the Death Benefit of the Policy by $2.97. If at any time the Policy Value multiplied by the Death Benefit factor is less than the Specified Amount, the Death Benefit of the Policy will equal the Specified Amount of the Policy.

Similarly, for this Policy, as long as the Policy Value exceeds $336,700, each dollar taken out of the Policy Value will reduce the Death Benefit of the Policy by $2.97. If at any time the difference between the Policy Value and the Net Single Premium for riders multiplied by the Death Benefit factor is less than the Specified Amount, the Death Benefit of the Policy will equal the Specified Amount of the Policy.
DECREASING THE SPECIFIED AMOUNT
After the first Policy Year, You can request a decrease of at least $10,000 in the Specified Amount by Written Notice to Us at Our Administrative Office. Decreases in the Specified Amount will allow you to decrease the planned premium amount and will decrease the guideline premium payment. Changes take effect on the first Monthly Anniversary Day on or next following the date We approve the change. We may decline to make a change that would decrease Your Specified Amount of insurance to less than the minimum amount shown in Your Policy, or that would disqualify Your Policy as life insurance under tax law. We do not permit decreases in Specified Amount during a Grace Period.

LAPSE PROTECTION BENEFIT RIDER

Each Policy is issued with a Lapse Protection Benefit Rider. This benefit ensures that the Policy will remain in force even if the Net Surrender Value is insufficient to cover Monthly Deductions. Under the Lapse Protection Benefit Rider, the Policy will not Lapse as long as the Policy is in a Lapse Protection Benefit Period. A Lapse Protection Benefit Period is any period when the Lapse Protection Value (defined below) is greater than or equal to the lapse protection minimum value (as shown on Your Policy specifications page) and the Policy’s Surrender Value exceeds any Loan Amount. We assess a charge for this benefit, which is a percentage of the Specified Amount of the Policy. Investment restrictions apply.
LAPSE PROTECTION VALUE
The Lapse Protection Value is computed monthly, taking into account credits and charges similar to those used to calculate the Policy Value. Unlike the Policy Value, however, the Lapse Protection Value does not represent an actual monetary value available to an Owner. Rather, it is a notional amount that is used to determine whether the Lapse Protection Benefit is in effect.
The Lapse Protection Value is the sum of all premiums paid, and is adjusted for withdrawals, reduced by loans and increased by loan repayments, reduced by Monthly Deductions, credited with interest, and proportionally reduced for Specified Amount decreases. A surrender charge is applied to the Lapse Protection Value to determine whether the value remains positive. The Lapse Protection Benefit surrender charge varies by issue age, Risk Class, Policy duration, and if permitted by state law, sex.

•	Withdrawals will proportionally reduce the Lapse Protection Value-e.g., a withdrawal that reduces the Policy Value by 10% will also reduce the Lapse Protection Value by 10%.

•
Policy loans will result in a reduction (a specified dollar-for-dollar ratio) of the Lapse Protection Value in the month the loan is taken. Likewise, any repayments of loan principal (excluding any interest) will be credited to the Lapse Protection Value, applying the same specified ratio, in the month the loan repayment is received. Repayments of loan interest will not be credited to the Lapse Protection Value.

◦	Example:

▪	Assume the dollar-for-dollar ratio is 2:1, the loan is $2,000 (excluding any advance interest charged), and We assess a 3% interest charge on loans taken.

▪	The loan results in a $4,000 (2 multiplied by $2,000) reduction in the Lapse Protection Value.

▪	If a $60 payment of loan interest is made the following year, that payment is not credited to the Lapse Protection Benefit.

▪	If, however, the loan is fully repaid two years after the loan is taken with a payment of $2060, then $4,000 (two times the loan principal amount) will be credited to the Lapse Protection Value.

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•
A Specified Amount decrease will proportionally reduce the Lapse Protection Value. For example, if the Specified Amount of the Policy is reduced by 25%, then the Lapse Protection Value will be reduced by 25% as well.

•	Monthly Deductions from Lapse Protection Value:

◦	COI charges are assessed against a Lapse Protection Value net amount at risk in a manner similar to the COI charges assessed against Policy Value.

◦	The Lapse Protection Benefit Rider Expense Charge consists of a flat monthly charge and a charge per $1,000 of Specified Amount.

◦	Deductions of any charges for other riders that apply to Your Policy.

Interest is credited to the Lapse Protection Value each month, after all Monthly Deductions have been assessed.
TAX CONSEQUENCES
Anyone contemplating the purchase of a Lapse Protection Benefit Rider should be aware that it involves several tax risks. First, the lapse protection benefits provided under the Rider will not be achieved if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Moreover, neither the Internal Revenue Service nor the courts have ruled on whether the Lapse Protection Benefit Rider will keep the Policy from lapsing for tax purposes, and that result may be subject to challenge by the IRS. In this respect, even with the Lapse Protection Benefit Rider, there is a risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Lapse Protection Benefit Rider should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in exercising the Lapse Protection Benefit Rider. For more information, see TAXES.

INVESTMENT REQUIREMENTS
Allocating Account Values to the Fixed Account after the free look period will terminate the Lapse Protection Benefit Rider.

CHARGES AND FEES

This section describes the charges and deductions that We make under the Policy in consideration for the services and benefits We provide, the costs and expenses We incur, and the risks We assume. We may profit from the charges and fees and We may use any such profits for any purpose, including payment of distribution expenses. The current and maximum guaranteed levels of the charges and deductions are presented in the Fee Table.
PREMIUM CHARGE
We will deduct certain charges from premium payments before We allocate the Net Premium Payments to the Subaccounts or the Fixed Account. The premium charge compensates Us for certain sales expenses and state and federal tax liabilities associated with the Policies.
MONTHLY DEDUCTION
Each month We will deduct an amount from Your Policy Value to pay for the benefits provided by Your Policy. We deduct this charge on the Policy Date and on each Monthly Anniversary Day thereafter until the Maturity Date. We reduce Subaccount Values by liquidating Units and any Fixed Policy Value either in the proportion that each Subaccount Value and any Fixed Policy Value bears to the Policy Value (less any Loan Account Value), or as directed by the Owner. Because portions of the Monthly Deduction (such as cost of insurance) can vary, the monthly deduction will also vary. The monthly deduction consists of:

•	the monthly administrative charge; plus

•	the monthly expense charge; plus

•	the monthly cost of insurance charge; plus

•	the monthly Variable Policy Value charge; plus

•	the monthly cost of additional benefits provided by riders.

Monthly Administrative Charge. We deduct a monthly administrative charge, expressed in dollars, from Your Policy Value to compensate Us for issue and administrative costs.
Monthly Expense Charge. We deduct a monthly expense charge from Your Policy to compensate Us for Our costs for

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sales, administration, capital, taxes, and a variety of other expenses. This charge, expressed as an amount per $1,000 of Initial Specified Amount, will vary by the Issue Age, Risk Class, initial Specified Amount, Policy duration (i.e., how long the Policy has been in force), and if permitted by state law, sex.
Monthly Cost of Insurance Charge. The monthly cost of insurance charge depends upon a number of variables that cause the charge to vary from Policy to Policy and from month to month. The charge is computed at the beginning of each Policy Month and is equal to the cost of insurance rate multiplied by per $1,000 of the Net Amount at Risk.

To determine the monthly cost of insurance rates, We use a schedule of current cost of insurance rates and consider a number of factors. The factors include, but are not limited to: (i) Attained Age, Issue Age, Risk Class of the Insured, and if permitted by state law, sex; (ii) Policy duration; (iii) the Company’s expectations as to future mortality experience; (iv) taxes; (v) capital and reserve requirements; (vi) investment earnings; and (vii) other expenses. We review the monthly cost of insurance rates on an ongoing basis and may, based on changes in such factors, change monthly cost of insurance rates from time to time. Any changes in cost of insurance rates are determined in accordance with procedures and standards on file with the insurance department of the jurisdiction in which the Policy is delivered and are made on a uniform basis for Insureds of the same class as defined by Attained Age, Issue Age, Risk Class, Policy duration, and if permitted by state law, sex. The rates will never be greater than the Table of Guaranteed Maximum Cost of Insurance Rates stated in Your Policy.
The Risk Class of the Insured will affect the cost of insurance rates. In determining underwriting classifications, We apply certain criteria that are based on an assessment of the Insured’s life expectancy. We currently place Insureds into preferred or standard Risk Classes: standard nicotine, preferred nicotine, standard non‑nicotine, standard plus non-nicotine, preferred non-nicotine, super preferred non‑nicotine. We also place Insureds in substandard Risk Classes with extra ratings that reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an Insured may be placed into a substandard Risk Class include (where permitted by state law), but are not limited to, medical history, avocation, occupation, driving record, or planned future travel.
The guaranteed rates for standard classes are based on the 2017 Commissioners' Standard Ordinary Mortality Tables, and if permitted by state law, Male or Female ("2017 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 2017 CSO Tables that are relevant to Your Policy. If your policy was issued prior to November 5, 2019, the guaranteed rates are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, and if permitted by state law, Male or Female. Cost of insurance rates for an Insured in a non-nicotine class are less than or equal to rates for an Insured of the same age and if permitted by state law, sex in a nicotine class. Cost of insurance rates for an Insured in a non-nicotine or nicotine “standard” class are generally lower than guaranteed rates for an Insured of the same age and if permitted by state law, sex and nicotine status in a “substandard” class.
For a better understanding of how the cost of insurance and other charges affect Policy Values, You should request a personalized illustration from Your registered representative.
Monthly Variable Policy Value Charge. We deduct a monthly charge as a percentage of Your Variable Policy Value. We may use revenue from this charge to cover a variety of types of expenses, including sales expenses. The Variable Policy Value charge We deduct from each Subaccount during Policy Years 11 and later may be lower than the maximum charge deducted during the first 10 Policy Years.
If this charge, combined with other Policy fees and charges, does not cover Our total actual costs for services rendered and expenses incurred, We will absorb the loss. Conversely, if the charge covers more than Our actual costs, then the excess is a profit for Us. We expect to profit from this charge.
Monthly Cost of Additional Benefits Provided by Riders. The Monthly Deduction will include any charges for certain supplemental benefits that You add to Your Policy by rider. See SUPPLEMENTAL BENEFITS (RIDERS) for more information on rider charges.
SURRENDER CHARGE
The surrender charge compensates Us for expenses incurred in connection with the sale of the Policy.
Your Policy will be issued with a surrender charge schedule. We will deduct a surrender charge if You surrender Your Policy during the first fifteen (15) Policy Years. This charge varies by Policy duration and by the Issue Age, Risk Class of the Insured, and if permitted by state law, sex. The charge is also a function of the Initial Specified Amount. The surrender charge is assessed per $1,000 of Initial Specified Amount. If a Policy is reinstated, the amount of the surrender charge is reinstated. See “Reinstatement” in POLICY LAPSE AND REINSTATEMENT.

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The surrender charge does not apply to withdrawals.
WITHDRAWAL PROCESSING FEE
We reserve the right to deduct a fee to cover the costs We incur in processing withdrawals. Unless You instruct Us otherwise, We will deduct the withdrawal and any withdrawal processing fee from the Fixed Policy Value and Subaccount Value in the same proportion as We take Monthly Deductions. If this is not possible, We will deduct withdrawals and withdrawal processing fees proportionately from the Subaccounts and any Fixed Accounts in which You are invested.
TRANSFER PROCESSING FEE
We currently allow You to make twenty-four (24) transfers among and between the Subaccounts and the Fixed Account each Policy Year free of charge; We may deduct a charge for additional transfers. We deduct the transfer processing fee from the amount being transferred.
For purposes of assessing the transfer processing fee:

•	Each transfer request, regardless of the number of Subaccounts affected by the transfer, is considered a single transfer.

•	For purposes of the transfer processing fee, transfers resulting from automatic rebalancing, Policy loans, or expiration of the Cancellation Period, do not count as transfers.

LOAN INTEREST SPREAD
We currently charge interest on the amount borrowed when You take a loan from Us using Your Policy as collateral. We will also credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the minimum guaranteed interest rate for the Fixed Account shown in Your Policy. After offsetting the interest We credit, the net cost of loans will not exceed 1%. For more detail, see “Loans” in ACCESS TO YOUR POLICY VALUE.
TAXES
Premium Taxes. States and municipalities may charge Us premium taxes ranging from 0% to 3.5%. These taxes vary by jurisdiction and are subject to change. We deduct the applicable tax as a part of the Premium Charge.
Income or Other Taxes. We reserve the right to deduct a charge from Your Policy to cover the expense of taxes We pay attributable to Your Policy.
FUND EXPENSES
There are deductions from and expenses paid out of the assets of the various Funds. These expenses are summarized in the Total Annual Fund Operating Expenses table of this prospectus. For more detailed information, You should refer to the Fund prospectuses.
VARIATION IN CHARGES
There may be circumstances that result in sales or administrative expenses or insurance risks that are different from those normally associated with this Policy. Under such circumstances, We may vary the charges and other terms of the Policies, but in no event will the charges exceed the maximum charges identified in the fee tables in this prospectus. Any reduction in charges associated with the Policy must be consistent with applicable law, will be applied in a manner that is not unfairly discriminatory to Owners, and will reflect the differences in costs of services provided.

ACCESS TO YOUR POLICY VALUE

You can access money in Your Policy in the following ways:

•	by taking loans against Your Net Surrender Value;

•	by requesting withdrawals after the first Policy Year; and

•	by surrendering Your Policy.

LOANS
While a Policy is in force, and after the completion of the Cancellation Period, the Owner may borrow money from the Policy using the Policy’s Net Surrender Value as the only security for the loan. A loan that is taken from and secured by a Policy may have tax consequences. See “Policy Loans” in TAXES.

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Policy loans are subject to certain conditions:

•	The minimum loan amount is $1,000.

•	The maximum amount an Owner may borrow (subject to any applicable state law requirement) is shown in the Policy.

When an Owner takes a loan, We will withdraw an amount equal to the requested loan from each of the Subaccounts and any Fixed Account based on allocation instructions from the Owner, and transfer that amount to the Loan Account. The Loan Account is part of Symetra Life’s General Account. No charge will be imposed for these transfers of Policy Value into the Loan Account, and these transfers are not treated as transfers in calculating any transfer processing fee.
If the Owner does not specify the allocation, We will deduct the amount of the loan taken from the Subaccount Value(s) and the Fixed Policy Value (excluding Loan Account Value) in the same proportion as We make Monthly Deductions. If that is not possible, then We will make the allocation based on the proportion that each Subaccount Value and the Fixed Policy Value (excluding Loan Account Value) bear to the Policy Value (less the Loan Account Value) as of the date that the transfer is made. If unpaid interest is due from an Owner on a Policy Anniversary, Policy Value in the amount of the interest is transferred to the Loan Account as of that anniversary and is added to the Loan Amount. The Policy Value transferred in connection with unpaid loan interest is allocated on the same basis as other Policy Value that We transfer to the Loan Account.
We normally pay the amount of the loan taken within seven days after We receive a loan request, by Written Notice signed by the Owner, assignee, and any irrevocable Beneficiary, at Our Administrative Office. We will not be liable for processing a loan request if We believe the request is genuine. We may postpone payment of loans under certain conditions.
Loan amounts are credited with interest and are also charged with interest. We will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the minimum guaranteed interest rate for the Fixed Account shown in Your Policy. The interest rate We charge on borrowed amounts may vary, but will not exceed the greater of (i) the guaranteed interest rate credited to the Fixed Account (as shown in Your Policy) plus 1% and (ii) the Moody’s Corporate Bond Yield Average for the calendar month that ends two months before Your Policy Anniversary. In the event that the Moody’s Corporate Bond Yield Average is not available or does not reflect prevailing interest rates for investment grade debt, We may substitute another widely-recognized indicator of such prevailing interest rates.
Loan interest is payable in advance on the date of the loan and on each subsequent Policy Anniversary until the loan is repaid. Loan interest that is not paid on the date due increases the outstanding Loan Amount and is charged loan interest.
You can repay a loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to Our Administrative Office and will be credited as of the Valuation Day it is received in good order. We will consider each additional premium payment made while a loan is outstanding as a loan repayment, unless You specify otherwise in a Written Notice. Loan repayments first pay down interest, then any additional loan repayment goes toward paying down the loan principal. Unless the Owner instructs Us otherwise, We will allocate any repayment of loan principal to the Subaccounts and/or the Fixed Account in accordance with the Owner’s allocation instructions for Net Premium Payments in effect at the time of such repayment.
Loan Interest Spread. The loan interest spread is the difference between the amount of interest We charge You for a loan and the amount of interest We credit to Your Loan Account. In no event will the loan interest spread exceed 1%.
Effect of Policy Loans. A Policy loan reduces the Death Benefit and Surrender Value by an amount equal to the sum of any unpaid Policy loan and accrued loan interest (the Loan Amount). Repaying the loan causes the Death Benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount in the Loan Account equal to the amount of the Loan Amount as of the last Policy Anniversary plus any accrued interest. Loaned amounts do not participate in the investment performance of the Variable Account and may not be credited with the interest rates accruing on the portion of Policy Value in the Fixed Account. Loan Amount is not available for withdrawal or surrender.
There are risks involved in taking a Policy loan, including possible adverse tax consequences. For example, if Your Policy is a MEC, the loan may be taxable and may be subject to a 10% tax penalty. If a loan is outstanding and Your Policy lapses, the amount of any unpaid loans will be treated as a distribution and will be taxable to the extent of gain in the Policy. See “Modified Endowment Contracts” in TAXES for more information. You should consult a tax advisor before taking out a Policy loan.
Loans also reduce the number of Units in the Subaccounts and/or the value in the Fixed Account, which, in turn, increases:

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•	the risk that You will not accumulate enough Policy Value to meet Your future financial needs.

•	the potential for a Policy to Lapse if projected earnings, taking into account any Loan Amount, are not achieved and, for example, as a result, the Loan Account Value exceeds the Surrender Value.

•	the risk that Your Beneficiary will receive less money.

WITHDRAWALS
After the first Policy Year, You can request a cash withdrawal of a portion of Your Net Surrender Value subject to certain conditions. The minimum withdrawal amount is $250. The maximum withdrawal amount is equal to Your Net Surrender Value minus three months’ worth of Policy charges.
Withdrawals reduce Policy Value and the Specified Amount of a Policy by the amount of the requested withdrawal plus any applicable withdrawal processing fee. If an Owner takes a withdrawal, We will reduce the number of Units in the Subaccounts and/or the value of the Fixed Account. As a result, withdrawals have an effect on Your Surrender Value and the Death Benefit payable under Your Policy. Withdrawals may also have tax consequences. See TAXES.
Withdrawal requests made by Written Notice received at Our Administrative Office before the NYSE closes, are priced using the Subaccount Unit value determined at the close of that regular business session of the NYSE (usually, 4:00 p.m. Eastern Time). If We receive the Written Notice at Our Administrative Office after the NYSE closes, or on a day that the NYSE is not open for trading, We will process the withdrawal request using the Subaccount Unit value determined at the close of the next regular business session of the NYSE. Your request must be submitted in good order to avoid a delay in processing the transaction.
Unless otherwise indicated in the request for a withdrawal, We will deduct amounts withdrawn and any withdrawal processing fees based on the allocation of monthly deductions. If that is not possible, then We will deduct withdrawals and any related withdrawal processing fee from the Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Policy Value (excluding the Loan Account Value). If an Owner requests a decrease in Specified Amount as of the same date as a withdrawal, We will effect the withdrawal after the requested decrease in Specified Amount.
We currently do not assess a charge for withdrawals, but reserve the right to charge a processing fee of $25 for each withdrawal taken. In addition, We reserve the right to reject a withdrawal request that would cause the Specified Amount of a Policy to be reduced below a minimum amount shown in Your Policy. We also reserve the right to reject any withdrawal request that would reduce the Specified Amount below the minimum We require for Policy issue or that would disqualify the Policy as life insurance under tax law.
SURRENDER
You may end the insurance coverage under this Policy and receive the Net Surrender Value at any time by sending Written Notice to Us while the Insured is living and the Policy is in force. Once a Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated.
If the Owner surrenders the Policy during the first fifteen (15) Policy Years (referred to here as the “surrender charge schedule”), We will deduct a surrender charge. See “Surrender Charge” in CHARGES AND FEES. The Net Surrender Value is equal to the Policy Value minus: (i) any applicable surrender charges; and (ii) any Loan Amount. The Surrender Value may be subject to current tax and tax penalties. See TAXES.
We will compute the Surrender Value as of the date We receive Your Written Notice in good order at Our Administrative Office. We will make a single sum payment to you, unless You request an alternate settlement option by Written Notice. (See Settlement Options under OTHER INFORMATION ABOUT THE POLICY.) We have the right to postpone payment as permitted by law.

CONSEQUENCES OF LOANS, WITHDRAWALS AND SURRENDERS
Making a withdrawal or taking a loan may:

•	Reduce Your Policy’s Specified Amount.

•	Reduce the Death Benefit paid to Your Beneficiary(ies).

•	Make Your Policy susceptible to Lapse.

•	Cause Your Policy to lose its tax status.

•	Trigger federal income taxes and possibly a penalty tax.

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Withdrawals reduce Your Policy Value. Withdrawals, especially those taken during periods of poor investment performance by the Subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy.
Loan Amounts do not participate in earnings from the Subaccounts or receive higher interest rates that may be available in the Fixed Account. Accordingly, loans, whether or not repaid, have a permanent effect on the amount of Policy Value You are able to accumulate. Loans may also result in Policy Lapse if the Loan Amount reduces the Net Surrender Value to zero. You should consult a tax advisor before borrowing money from Your Policy.
You may be subject to income tax if:

•	You take any withdrawals or surrender the Policy; or

•	Your Policy lapses and You have not paid any outstanding Policy loans.

If Your Policy is treated as a MEC, withdrawals, surrenders, assignments, pledges and loans that You receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken before age 59½. See “Modified Endowment Contracts” in TAXES.
You should consult a tax advisor to apply the law to Your particular circumstances.

POLICY LAPSE AND REINSTATEMENT

Failure to pay Planned Periodic Premium Payments will not necessarily cause a Policy to Lapse (terminate without value). Nor will paying all Planned Periodic Premium Payments necessarily prevent a Policy from lapsing. Unless the Policy is in a Lapse Protection Benefit Period (see LAPSE PROTECTION BENEFIT), the Policy will Lapse if the Net Surrender Value is not sufficient to cover the Monthly Deduction. More specifically, the Policy will be in default and a Grace Period will begin if the Net Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Net Surrender Value or the Net Surrender Value has decreased because the Owner has not paid sufficient Net Premium Payments to offset prior Monthly Deductions.
The Owner has a 61-day Grace Period to make a payment of premium at least sufficient to keep the Policy in force for two Policy months following the end of the Grace Period. We will mail to the Owner and to any assignee of record at their last known Address(es) of Record, notice of the premium payment or loan repayments required to prevent Lapse and to keep the Policy in force for two Policy months following the end of the Grace Period. Coverage under the Policy will continue during the Grace Period. If the Insured dies during the Grace Period, the Death Benefit payable to the Beneficiary(ies) will reflect a reduction for the Monthly Deductions due on or before the date of the Insured’s death as well as any Loan Amount or liens. Unless the amount of premium stated in the notice is paid before the Grace Period ends, the Policy will Lapse and all coverage under the Policy will end. (For this purpose, We consider payments mailed to Us as being received by Us on the date they are post-marked.) Policy Lapse may have tax consequences. See TAXES.
Attained Age 120. On the Monthly Anniversary Day immediately following the Insured’s reaching Attained Age 120, the Policy will not enter the Grace Period or Lapse, even if the Surrender Value is insufficient to cover the Monthly Deduction due on the Monthly Anniversary Day. The Policy will remain in force until the death of the Insured, and the Death Benefit will equal the Death Benefit at Attained Age 120 minus any Loan Amount.
Reinstatement. If Your Policy lapses, You have up to three (3) years from the end of the Grace Period and while the Insured is living, to request reinstatement of Your Policy. You cannot reinstate a Policy that has been surrendered. Reinstatement allows You to keep Your original Policy Date, and the surrender charge is determined using that Policy Date.
To reinstate Your Policy You must:

•	provide Us satisfactory evidence of insurability;

•	pay premium in an amount sufficient to result (along with any loan repayments) in a positive Net Surrender Value; and

•	pay premium that results in Net Premium Payments in an amount that covers or exceeds the amount of Monthly Deductions for at least three months following the reinstatement date.

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Coverage that We reinstate under Your Policy becomes effective on the Monthly Anniversary Day that falls on or next follows the later of the date that: (i) We approve Your application for reinstatement; and (ii) We receive any premium payment required for reinstatement.
Upon reinstatement, We will reinstate any Loan Amount at the time of Policy Lapse. In addition, the surrender charge and the following riders available under the Policy will be reinstated: Accelerated Death Benefit for Chronic Illness; Accelerated Death Benefit for Terminal Illness; Charitable Giving Benefit; and Chronic Illness Plus. The Lapse Protection Benefit Rider will not be reinstated.
The Policy Value of a reinstated Policy is the Policy Value on the date the Policy lapsed plus the amount of the Net Premium Payments submitted with the application for reinstatement. The effective date of a reinstated Policy is the Monthly Anniversary Day that falls on or next follows the later of the date that We approve Your application for reinstatement or the above-listed items are received at the Administrative Office.
Unlike many companies, We do not ask You to pay premium for the period after the Policy lapsed and before reinstatement; nor is there insurance coverage for this period.

TAXES

This section discusses how federal income tax applies to the Policy in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. This discussion is based upon Our understanding of the present federal income tax laws. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. We cannot represent that the present federal income tax laws or their interpretation will continue. You should consult counsel or another competent tax advisor about Your individual circumstances.
TAX STATUS OF THE POLICY
If Your Policy meets certain requirements under the Internal Revenue Code of 1986, as amended (Code), it will be treated as life insurance for federal tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis, and it is not clear whether such policies will in all cases satisfy the requirements. We will monitor compliance of Your Policy with these requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with such requirements. We reserve the right to restrict Policy transactions in order to do so.
INVESTOR CONTROL
In general, owners of variable life insurance policies receive tax deferral while the insured is living. This favorable tax treatment allows You to control the selection of and transfer among the Subaccounts without paying income tax unless You take money out of the Policy. In certain circumstances, however, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the Subaccounts’ assets due to the ability of the owners to exercise investment control over those assets. Where this is the case, the policy owners were taxed on income and recognized gains attributable to the subaccounts’ assets. We believe Your Policy does not give You investment control over assets of the subaccounts. However, there is little guidance in the Code or Treasury Regulations in this area, and some features of the Policies, such as the flexibility to allocate premiums among Subaccounts, have not been explicitly addressed under federal tax law. If such guidance was issued, it could be applied either prospectively or retroactively and subject You to income tax consequences. The IRS issued Revenue Ruling 2003-91, which provides a safe harbor whereby the owner of a variable contract will not be treated as the owner of the underlying assets, and up to 20 investment options and 12 free transfers per year are allowed. We reserve the right to modify the Policies, such as limiting the number of transfers allowed under the Policies, to prevent You from being treated as the owner of the assets supporting the Policy.

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In addition, the Code requires that the investments of the Subaccounts meet certain diversification standards set by Treasury Regulations in order for the Policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Subaccounts will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.
We believe that the Death Benefit under Your Policy will not be included in Your Beneficiary’s gross income when the insured dies. If the death benefit is not received in a lump sum, however, and is instead applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.
Generally, You will not pay income tax on the Policy Value until there is a distribution. When distributions from a Policy occur or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”) as described in the Code and more fully described below.
MODIFIED ENDOWMENT CONTRACTS
Under the Code, life insurance policies that are MECs are treated less favorably with respect to lifetime distributions than other life insurance policies. Because of the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, Your Policy will be a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the total premiums that would have been paid for a Policy providing for paid-up future benefits after the payment of seven level annual premiums.
A Policy received in a tax-free exchange for a life insurance policy that was a MEC will also be classified as a MEC. If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Specified Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the Death Benefit, including increases due to the payment of unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent Your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. If Your Policy was not a MEC at issue, We will monitor it to determine whether a policy transaction will cause the Policy to be classified as a MEC. If a deposit received causes Your Policy to be a MEC, We will reverse the transaction and only deposit the portion of the transaction that does not result in MEC status. You should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.
DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS
If Your Policy is a MEC, amounts You take out while the insured is living may be taxable income. All distributions other than death benefits, including surrenders and withdrawals, will be treated first as taxable income and then as tax-free recovery of the investment in the Policy after all gain in the Policy has been distributed. Loans taken or secured by the Policy will also be treated as distributions and taxed accordingly. There also may be 10% additional tax on distributions unless You are age 59½ or older, disabled, or take the distribution as a series of substantially equal periodic payments over Your life expectancy or the joint life expectancies of You and Your Beneficiary.
If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. Distributions from a Policy within two years before the Policy becomes a MEC will also be taxed as distributions from a MEC. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
All MECs that are issued by Us (or Our affiliates) to You during any calendar year are treated as one MEC for purposes of determining the amount includable in Your income when a taxable distribution occurs.
DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS
If Your Policy is not a MEC, then distributions from Your Policy other than death benefits are generally treated first as a

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recovery of Your “investment in the policy,” and then as taxable income. Your investment in the Policy is generally the sum of Your premiums. When a distribution is taken from Your Policy, Your investment in the Policy is reduced by the amount of the distribution that is tax-free. This means that withdrawals are generally treated as first recovering the premiums You paid into the Policy and then as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax.
Loans from, or secured by, the Policy are generally not treated as distributions. You should consult a tax advisor as to the tax treatment of such loans. Furthermore, a surrender or termination of the Policy by Lapse may have tax consequences if the Surrender Value plus outstanding Loan Amount is greater than premium paid into the Policy. If the Insured is alive on the Maturity Date and the Owner has elected not to extend insurance coverage beyond the Maturity Date, the Owner may have to pay federal income tax on the Policy Value (including any outstanding Loan Amount) that is attributable to earnings in the Subaccounts and interest in any available Fixed Account(s). Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10% additional income tax described below.

POLICY LOANS
In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, You should consult a tax advisor as to the tax consequences.
CONTINUATION BEYOND AGE 100
The federal tax consequences of continuing the Policy beyond the Insured’s Attained Age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 that provides a safe harbor concerning the application of the Code requirements to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the Code requirements using all of the Age 100 SafeHarbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract as life insurance under the Code. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of the Age 100 Safe Harbor.” Revenue Procedure 2018-20 modifies and supersedes Revenue Procedure 2010-28 to the extent life insurance contracts have mortality guarantees based on the 2017 CSO Table.

You should consult a tax advisor if You intend to keep the Policy in force past the Insured's Attained Age 100.

TAX WITHHOLDING
To the extent that the Policy distributions are taxable, they are generally subject to withholding at a rate of 10% for the distribution recipient’s federal income tax liability. Recipients may generally elect, however, not to have tax withheld or to have withholding done at a different rate. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
BUSINESS USE OF THE POLICY
Businesses may use the Policy in various business arrangements, including non-qualified deferred compensation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, and retiree medical benefit plans. The tax consequences of such plans will vary depending on the circumstances of the arrangement. If You are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.
In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. The Internal Revenue Service and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Any business considering the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.
Furthermore, federal corporate governance legislation known as the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits publicly‑traded companies from extending personal loans to their directors and officers. Under the Act, split-dollar life insurance arrangements for directors and officers of such companies may be considered a prohibited loan. It is unclear whether premiums paid in connection with such split-dollar life insurance arrangements will be considered prohibited loans

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under the Act.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material change to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES
If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Code section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Code section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.
EMPLOYER-OWNED LIFE INSURANCE POLICIES
Pursuant to Code section 101(j), unless certain eligibility, notice and consent requirements are satisfied, the amount excludable as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by Code section 101(j). These requirements generally apply to employer owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.
TAX SHELTER REGULATIONS
We do not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations.
Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
OTHER TAX CONSIDERATIONS
The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. Treasury Regulations issued under the Code may require Us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the Internal Revenue Service. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
For 2020, the federal estate tax, gift tax, and generation skipping transfer tax exemptions are $11,580,000 for an individual ($23,160,000 for a married couple) and maximum rates are 40%.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and those of Your beneficiaries under all possible scenarios.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and those of Your beneficiaries under all possible scenarios.
LAPSE PROTECTION BENEFIT RIDER
This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Lapse Protection Benefit Rider to keep the Policy from lapsing. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Moreover, neither the Internal Revenue Service nor the courts have

34

ruled on whether the Lapse Protection Benefit Rider will keep the Policy from lapsing for tax purposes, and that result may be subject to challenge by the IRS. In this respect, even with the Rider, there is a risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Lapse Protection Benefit Rider should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in exercising the Lapse Protection Benefit Rider.

MEDICARE TAX ON INVESTMENT INCOME
The 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this tax on distributions from the Policy.
LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
OUR INCOME TAXES
Under current federal income tax law, We are not taxed on the Variable Account’s operations. Thus, currently We do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge the Variable Account for any future federal income taxes We may incur.
Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

SUPPLEMENTAL BENEFITS (RIDERS)

Additional benefits are available to be added to Your Policy by rider at the time the Policy is issued; these benefits may not be added later. The Lapse Protection Benefit Rider (see LAPSE PROTECTION BENEFIT RIDER) and the Accelerated Death Benefit for Chronic Illness Plus Rider require an additional monthly charge. There is no separate charge for the Accelerated Death Benefit for Chronic Illness Rider, the Accelerated Death Benefit for Terminal Illness Rider, or the Charitable Giving Benefit Rider. Canceling these supplemental benefits may have tax consequences. You should consult a tax advisor before doing so. For more information, refer to the terms of the rider and contact Your registered representative or Us.
ACCELERATED DEATH BENEFIT FOR CHRONIC ILLNESS RIDER
Under this rider, up to 50% of the Death Benefit (subject to a $500,000 maximum) under the Policy can be accessed in advance if a licensed health care practitioner (as defined in the rider) certifies during the prior 12-month period that the Insured:

•	is unable to perform (without substantial assistance from another person) at least two activities of daily living for at least 90 days due to a loss of functional capacity; or

•	has a severe cognitive impairment that requires substantial supervision to ensure the health and safety of the Insured and others.

This rider is added to the Policy at issue, unless the Policy is issued with substandard ratings. There is no separate charge for

35

this rider. If this rider is exercised, You may not exercise the Accelerated Death Benefit for Terminal Illness rider. When the rider is exercised, the accelerated death benefit is a lien against the Death Benefit. After the rider is exercised, Your death benefit under the Policy will be equal to the greater of Your remaining death benefit or $5,000. The accelerated death benefit may be taken as a single sum or in monthly installments. No surrender charge will apply to the payment of an accelerated death benefit under this rider. There is no minimum benefit amount that must be taken. If monthly payments will continue for more than 12 months, an annual recertification is required.

ACCELERATED DEATH BENEFIT FOR TERMINAL ILLNESS RIDER
Unless the Policy is issued with substandard ratings, this rider is added to the Policy at issue. There is no separate charge for this rider. The benefit, which may only be taken as a single sum, allows an Owner to access up to 75% percent of the Death Benefit (subject to a $500,000 maximum) under the Policy in advance if a licensed physician (as defined in the rider) certifies that the Insured is terminally ill with less than 12 months to live. You may only exercise the rider once and doing so will preclude You from exercising any other accelerated death benefits available under the Policy.
Upon exercise of the rider, the remaining Policy Value is transferred to the Fixed Account. When exercised, this rider will reduce the Death Benefit and the Surrender Value dollar for dollar. No surrender charge will apply to the payment of an accelerated death benefit under this rider. There is no minimum benefit amount that must be taken.
CHARITABLE GIVING BENEFIT RIDER
This rider must be elected at issue and is only available for Policies with a Specified Amount greater than $100,000. There is no separate charge for this rider. Upon the Insured’s death, this rider provides an additional benefit of 1% of the Specified Amount of the Policy (up to $100,000) to the qualified charity of the Owner’s choice. The charity must be designated at the time of Policy issue and may be changed by providing Us written notice.
ACCELERATED DEATH BENEFIT FOR CHRONIC ILLNESS PLUS RIDER
This rider must be applied for at the time of application and full underwriting is required to qualify for issuance. Under this rider, up to 100% of the Death Benefit under the Policy can be accessed, in advance, if the Insured:

•
is certified by a licensed health care practitioner (as defined in the rider), during the prior 12-month period, as being unable to perform (without substantial assistance from another person) at least two activities of daily living for at least 90 days due to a loss of functional capacity; or

•	has a severe cognitive impairment requiring substantial supervision to ensure the health and safety of the Insured and others; and

•	is annually recertified by a licensed health care practitioner residing and practicing in the U.S. to continue receiving benefits.

The benefit can be paid as a single sum or through monthly payments and must be mailed to a U.S. address or U.S. financial institution. Once You access the Death Benefit under this rider, no additional premium payments will be due and all charges under the Policy will be waived.

OTHER INFORMATION ABOUT THE POLICY

POLICY MATURITY
The “Maturity Date” is the Policy Anniversary nearest the date when the Insured reaches Attained Age 120. A Policy that is in force on the Maturity Date will automatically continue in force (unless otherwise elected by the Owner) until the death of the Insured, at which time the Death Benefit will be paid to the Beneficiary(ies). If, however, an Owner notifies Us in writing of the Owner’s election not to extend insurance coverage beyond the Maturity Date, then the Policy will terminate and We will pay the Owner the Net Surrender Value, if any, in a single sum or, alternatively, in a settlement option (as described below) on the Maturity Date.
Note:

•	If a Policy is in a Grace Period on the Maturity Date, the minimum amount required to reinstate the Policy must be paid before that Policy can be continued.

•	Coverage beyond the Maturity Date will not be extended if a Policy would fail the definition of life insurance under the Code.

•
Continuing a Policy beyond the Insured’s Age 100 may have tax consequences. You should contact a tax advisor if You intend to keep the Policy in force beyond the Insured’s Age 100. See “Continuation Beyond Age 100” in TAXES.

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If insurance coverage is extended beyond the Maturity Date:

•
100% of an Owner’s Policy Value (less any Loan Account Value) must be transferred to the Fixed Account. Interest will be credited monthly to the Owner’s account value at an effective annual rate of at least the guaranteed minimum rate then available under the Policy.

•	The Death Benefit will continue to be determined as it was before the Policy was continued.

•	No premium payments will be accepted.

•	No Monthly Deductions will be taken.

•	No transfers or withdrawals can be requested.

•	New loans will be allowed and loan interest will continue to be charged on any Loan Amount. Loan repayments can be made.

•	The Owner may surrender the Policy.

SETTLEMENT OPTIONS
We will pay Owners (including contingent Owners) or Beneficiaries (including any Contingent Beneficiaries)-each a “Payee”-the amount of any surrender proceeds, withdrawal proceeds, or Death Benefit Proceeds in a single sum unless the Owner has, by Written Notice, chosen an alternate settlement option that We make available at the time such proceeds and insurance benefits become payable. Contact Us at Our Administrative Office to obtain information about alternate settlement options.
We will transfer to the Fixed Account any amount (“Proceeds”) placed under an alternate settlement option, which amount will not be affected thereafter by the investment performance of the Variable Account. When the Proceeds are payable, We will inform the Payee of the rate of interest We will credit to the amounts left with us. We will credit a minimum guaranteed rate of interest, and may pay interest in excess of that guaranteed rate.
Alternate Settlement Options. The following alternate settlement options are available. Other forms of payout may be requested, but are subject to the Company’s approval. Once payouts under a settlement option begin, the selected alternate settlement option cannot be changed.

•
Option 1-Payments for a Specified Period. If the payments for a Specified Period Option is selected, the Company will make equal payments to the Payee for a specified number of years, at specified intervals-i.e., every 1 year, 6 months, 3 months or 1 month. The duration of the payout period and the frequency of the payments is specified at the time the settlement option is selected. The amount of each settlement payment is computed using the factors shown in Your Policy. If the Payee dies before the expiration of the specified number of years, unless instructed otherwise at the time that this settlement option is selected, the Company pays the value of the remaining payments in a single sum to the Payee’s estate.

•
Option 2-Life Annuity. The Company makes monthly payments to the Payee for as long as he or she lives. The amount of each settlement payment will be based on the Annuity 2000 Mortality Table at 1%. No further payments will be made after the Payee’s death.

Conditions.

•	The amount of proceeds being applied to an alternate settlement option must be at least $5,000; otherwise, the proceeds will be paid in a single sum by check.

•	The frequency of payments under a settlement option must result in installment payments of not less than $100.

•
If the Owner or Beneficiary (including any Contingent Beneficiary) receiving payment is an executor, administrator, trustee, or not a natural person, payment is made in a single sum unless We consent to payment under an alternate settlement option.

•
If the Owner has not selected a method for payment of Death Benefit Proceeds before the time of the Insured’s death, then the Beneficiary (or Contingent Beneficiary) can choose a method of payment before such Death Benefit Proceeds are paid.

•
The Owner may elect to receive the Net Surrender Value or the amount of a withdrawal in the form of an alternate settlement option at any time before payment of the surrender proceeds or withdrawal proceeds is made.

PAYMENTS WE MAKE
We usually pay the amounts of any surrender, withdrawal, or Death Benefit Proceeds involving Variable Policy Value within seven calendar days after We receive all applicable Written Notices and/or Due Proof of Death in good order at Our Administrative Office. However, We can postpone such payments if:

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•	the NYSE is closed (other than customary weekend or holiday closings); or

•	trading on the NYSE is restricted, as determined by the SEC; or

•	an emergency exists that would make the disposal of securities held in the Variable Account, or determination of their value, not reasonably practicable; or

•	the SEC permits, by an order, the postponement for the protection of Owners.

If You have submitted a recent check or draft, We have the right to defer payment of surrenders, withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored. In addition, We reserve the right to defer payment of transfers, loans, withdrawals, or surrender from the Fixed Account for the period permitted by law, but not for more than six months.
Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or life insurance benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or Your Policy to government regulators.
REPORTS TO POLICY OWNERS
We will send You the following statements and reports:

•	a confirmation for many significant transactions, such as changes in future premium allocations, transfers among Subaccounts, and address changes; and

•	semi-annual and annual reports of the Funds.

In addition, at least annually, or more often as required by law, We will send to Owners at their address of record, reports showing the following items at the end of the report period:

•	current Policy Value, Surrender Value, Net Surrender Value, and Death Benefit;

•	current Variable Policy Value (including each Subaccount Value), Fixed Policy Value and Loan Account Value;

•	current Loan Amount;

•	any premium payments, withdrawals, or surrenders made, Death Benefit Proceeds paid, and charges deducted since the last report;

•	current Net Premium Payment allocations; and

•	other information required by law.

On request, We will send You a current statement in a form similar to that of the annual statement described above. We reserve the right to limit the number of such requests or impose a reasonable charge for additional requests.
POLICY TERMINATION
Your Policy will terminate and all benefits under it will cease on the earliest of the following:

•	The date the Policy lapses.

•	The date We receive, in good order, Your written request to surrender or terminate the Policy.

•	The date of the Insured’s death.

ASSIGNMENT
You may assign the Policy. The assignment will become effective when We receive Written Notice in good order at Our Administrative Office. Your rights and those of any other person under the Policy are subject to the assignment. We are not responsible for the validity of any assignments and we are not liable for any action We take or payment We make prior to Our receipt of Written Notice. An absolute assignment will be considered a change of ownership.

ADDITIONAL INFORMATION

SALE OF THE POLICIES
The policies are distributed by Symetra Securities, Inc. (“SSI”). They are sold by individuals who, in addition to being licensed to sell variable life insurance for Symetra Life, are also registered representatives of broker-dealers who have a current sales agreement with SSI and Symetra Life. SSI is an affiliate of Symetra Life and is located at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004. It is registered as a broker- dealer with the SEC under the Securities Act of 1934 and is a member of the

38

Financial Industry Regulatory Authority (FINRA). No amounts are retained by SSI for acting as principal underwriter for Symetra Life policies.
Registered representatives who solicit sales of the policies receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the registered representative. A broker-dealer firm or registered representative may receive different commissions for selling one variable life insurance policy over another and may favor one provider over another due to different compensation rates.
Ask Your registered representative for further information about the compensation Your registered representative and the selling firm that employs Your registered representative may receive in connection with Your purchase of the Policy. You also should inquire about any compensation arrangements that We and Our affiliates have with the selling firm, including conflicts of interest that such arrangements may create.
We generally pay commissions as a percentage of premiums invested in the Policy. The amount and timing of the commission may differ depending on the agreement between Us and the broker-dealer but is not expected to be more than 125% of premiums paid during the first Policy Year or more than 5.5% during Policy Years after the first. In addition, allowances, and bonuses may be paid to broker-dealers and/or other distributors of the Policies. A bonus dependent upon persistency is one type of bonus that may be paid.
To the extent permitted by rules of the FINRA, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.
No specific charge is assessed directly to Owners or the Variable Account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses We pay, however, through fees and charges deducted under the Policy and other corporate revenue.
Because differences in compensation or incentives that a registered representative may receive for selling one product over another may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to You. You may wish to take such incentives into account when considering and evaluating any recommendations relating to the Policy.
STATE VARIATIONS
This prospectus describes the material rights, benefits and obligations under the Policy. Certain provisions of the Policy may be different from the general description in this prospectus because of variations required by state law. For example, state law may require different “free-look” (or cancellation) periods, which is the amount of time allowed to examine the Policy and return it for a refund. The state in which Your Policy is issued also governs whether certain riders, options, charges or fees are available or will vary under Your Policy. Please see Appendix B for a listing of state variations as well as Your Policy for any state specific variations applicable to You. Any such state variations will be included in Your Policy or in endorsements or riders attached to Your Policy. You should refer to Your Policy for specific variations applicable to You. If You would like to review a copy of Your Policy and its endorsements and riders, if any, contact Our Administrative Office or Your sales representative.

GOOD ORDER
We will execute Written Notices and telephone transactions only if these are in “good order”. For Written Notices, good order means using the form provided by Us for the request or transaction, or providing in writing all the information required by the form. We accept documents constituting Written Notices by mail and facsimile transmission. Generally, for most transactions our forms require the Owner(s) name, Policy number, signatures of all Owners, assignees and irrevocable Beneficiaries, if any, and information necessary for Us to carry out the request (e.g., for transfers of Policy Value the Subaccount from which and to which Policy Value is to be transferred and the amount of the transfer; for withdrawals the Subaccount from which the withdrawal will be made and the amount of the withdrawal, as well as the party to whom a check for withdrawal proceeds must be made out to). Depending on the type of transaction, additional information may be required such as an Owner’s social security number or tax ID number, or the names or signatures of Beneficiaries or of an Owner’s spouse. For Written Notices via an Owner’s account on Our website, good order means providing PINs or meeting other security requirements. For telephone transactions, good order means We have the information on file that is required by the appropriate form or hearing that information in Your telephone instruction, as well as Us having on file a telephone transaction authorization form signed by the Owner.

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Instructions relating to allocation of Net Premium Payments also must be in good order before We can apply such payments. Such instructions consist of fully completing the appropriate form or providing Us with such information by Written Notice (providing the exact name of the appropriate Subaccount).
EXCHANGES AND CONVERSION
Exchanges. From time to time We may offer programs under which certain variable life insurance policies previously issued by Us may be exchanged for the Policies offered by this prospectus. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, You should consult Your tax advisor. Generally You can exchange one policy for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Exchanges may result in higher charges and a new fifteen-year surrender period will apply.
You should not exchange another variable life insurance policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest.
Conversions. The Policy cannot be converted.
UNCLAIMED OR ABANDONED PROPERTY
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including Death Benefit Proceeds under the Policy) under various circumstances. In addition to state unclaimed property laws, We may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent possible escheatment of Your property, it is important that You keep Your contact and other information on file with Us up to date, including the full names, complete addresses, and any other contact or identifying information for Owners, Insureds, and Beneficiaries.
RISKS
Cyber Security Risk: We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with Our processing of Policy transactions, including the processing of orders from Our website or with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the Funds.
Delays in Policy Administration : Delays in Policy administration may occur in the event of severe weather, natural disasters, a public health crisis, or the closure of one or more of our offices, or in the event of interruptions in mail delivery, telephone communications, or other electronic communications beyond our control.
LEGAL PROCEEDINGS
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of Our business. Such legal and regulatory matters include proceedings specific to Us and other proceedings generally applicable to business practices in the industry in which We operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, We believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Variable Account, on SSI’s ability to perform under its principal underwriting agreement, or on Our ability to meet Our obligations under the Policy.
FINANCIAL STATEMENTS
The financial statements of Symetra Life and the Variable Account are included in the Statement of Additional Information.

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APPENDIX A: DEFINITIONS

Address of Record: The last known address of the Owner and/or the last known address of an assignee of record. “Address” may include e-mail addresses.
Administrative Office: Either the Company’s mailing address for correspondence and Written Notices (P.O. Box 34690, Seattle, Washington 98124), or the Company’s mailing address for payments (P.O. Box 34815, Seattle, Washington 98124).
Attained Age: The Insured’s age as of the nearest birthday on the Policy Date, plus the number of complete Policy Years since the Policy Date.
Beneficiary: The person or persons designated to receive all or a portion of the Death Benefit when the Insured dies. You may name primary, contingent and irrevocable Beneficiaries. A primary or Contingent Beneficiary named on the application may be changed as provided in the Policy.
Cancellation Period: The period during which the Owner may cancel the Policy for a refund by returning it to the Company, as described in this prospectus.
Code: The Internal Revenue Code of 1986, as amended.
Contingent Beneficiary: The person(s) to whom the Death Benefit is paid upon the death of the Insured if the primary Beneficiary (or Beneficiaries) is (are) not living.
Death Benefit: The amount payable to the Beneficiary, before adjustment for riders, loans and certain deductions, if the Insured dies while the Policy is in force.
Death Benefit Proceeds: The amount payable to the Beneficiary, as described in DEATH BENEFIT of this prospectus, if the Insured dies while the Policy is in force.
Due Proof of Death: Proof of death satisfactory to the Company. Due Proof of Death may consist of the following:

•	A certified copy of a death record;

•	A certified copy of a court decree reciting a finding of death; and

•	Any other proof satisfactory to the Company.

Fixed Account: Part of the Company’s General Account to which Policy Value may be transferred or Net Premium Payments may be allocated under a Policy.
Fixed Policy Value: The Policy Value in the Fixed Account.
Fund: Any open-end management investment company or investment portfolio thereof, or unit investment trust or series thereof, in which a Subaccount invests.
General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.
Grace Period: A 61-day period after which the Policy will Lapse if sufficient additional premium payments are not made.
Initial Premium Payment: The amount that the Owner pays before the Policy is issued.
Initial Specified Amount: The Specified Amount on the Issue Date.
Insured: The individual whose life is insured by the Policy. The Owner can be, but does not have to be, the same as the Insured.
Issue Age: The Insured’s age as of the nearest birthday on the Policy Date. The Policy is considered to be “in force” starting on the Issue Date.

Issue Date: The date the Policy is issued and coverage begins under the Policy.
Lapse: Termination of the Policy, without value, at the expiration of a Grace Period while the Insured is still living and before the Maturity Date.
Loan Account: A portion of the Company’s General Account to which Variable Policy Value or Fixed Policy Value is transferred to provide collateral for any loan taken under the Policy.
Loan Account Value: The Policy Value in the Loan Account.
Loan Amount: At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On the Policy Anniversary, the Loan Amount equals the Loan Account Value.
Maturity Date: The Policy Anniversary nearest the Insured’s 120th birthday.
Monthly Anniversary Day: The same day as the Policy Date for each succeeding month. Whenever the Monthly Anniversary Day falls on a date other than a Valuation Day, the Monthly Anniversary Day will be deemed to be the immediately succeeding Valuation Day.
Net Amount at Risk: As of any Monthly Anniversary Day, the Death Benefit (discounted for the upcoming month) minus the Policy Value (before deducting the Monthly Deduction).
Net Asset Value Per Share: The value per share of any Fund on any Valuation Day.
Net Premium Payment: Your premium payment minus any premium charge.
Net Surrender Value: The Surrender Value minus any Loan Amount.
Owner (You, Your): The person (or persons) who owns (or own) the Policy and who is (are) entitled to exercise all rights and privileges provided in the Policy. Ownership may be transferred, as provided in the Policy. Following a transfer of ownership, “You” and “Your” will refer to the new Owner. Singular references to Owner include all Owners if there is more than one. In the case of joint Owners, references to actions by the Owner shall mean all Owners acting jointly.
Planned Periodic Payment: The premium payment selected by the Owner as an amount that he or she (or they) plan(s) to pay on a monthly, quarterly, semi-annual, or annual basis over the life of the Policy.
Policy Anniversary: The same date in each Policy Year as the Policy Date.
Policy Date: The date used to determine the Issue Age. The Policy Date may be the Issue Date or any date up to six months prior to the Issue Date. Policy Years, Policy months, and Policy Anniversaries are measured from the Policy Date. The Policy Date is never the 29th, 30th or 31st of a month.
Policy Value: The sum of the Variable Policy Value, the Fixed Policy Value and the Loan Account Value.
Policy Year: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.
Risk Class: A category in which each prospective Insured is placed by the Company as a result of underwriting the Owner’s application. Risk Classes reflect the Company’s assessment of the life expectancy of the Insureds in the Class.
SEC: The U.S. Securities and Exchange Commission.
Specified Amount: A dollar amount selected by the Owner that is used to determine the amount of the Policy’s Death Benefit. The Initial Specified Amount is shown in Your Policy. The actual amount We pay on the death of the Insured may be affected by tax law requirements and may be adjusted as described in the Policy.
Subaccount: A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.
Subaccount Value: The Policy Value in a Subaccount.

Surrender Value: The Policy Value minus any applicable surrender charge.
Symetra Life (Company, we, us, our): Symetra Life Insurance Company.
Unit: A unit of measure used to compute Subaccount Value.
Valuation Day: For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in the prospectus for the Policy and days that a Subaccount’s corresponding Fund does not value its shares.
Valuation Period: The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.
Variable Account: Symetra Life Insurance Company Separate Account SL.
Variable Policy Value: The sum of all Subaccount Values.
Written Notice: A written notice or request in a form satisfactory to the Company that is signed by the Owner and received at Our Administrative Office. Alternatively, an instruction to the Company by the Owner on the Company’s website through the Owner’s online account pursuant to protocols established by the Company.

APPENDIX B: STATE VARIATIONS

The following information is a summary of the states where the Milestone VUL-G Policy or certain features and/or benefits vary from the Policy's features and benefits as previously described in this prospectus. Certain provisions of the Policy may be different from the description in this prospectus due to variations required by state law. The state in which Your Policy is issued also governs whether or not certain riders, options, charges or fees are available or will vary under Your Policy. Any state variations will be included in Your Policy or in riders or endorsements attached to Your Policy.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
California	See "Cancellation Period" under the Section titled THE POLICY
If you reside in California you may return the Policy within 30 days from the date you received it.

If you are age 60 or older, Your money will be placed in the Fixed Account, unless you direct that premiums be invested in a stock or bond Fund during the 30-day period. If you do not direct that the premium be invested in a stock or bond Fund, and if you return the Policy within the 30-day period, you will be entitled to a refund of the premium plus any fees or charges deducted under the Policy. If you direct that the premium be invested in a stock or bond Fund during the 30-day period, and if you return the Policy during that period, you will be entitled to a refund of the Policy's Value which could be less than the premiums you paid for the Policy.

See "Assignment" under the Section titled OTHER INFORMATION ABOUT THE POLICY
Unless Written Notice specifies otherwise, assignments are effective on the date the Notice is signed by the Owner. An assignment does not change or revoke a Beneficiary designation in effect at the time the assignment takes effect.

See "Allocation of New Premium Payments and Policy Value" under the section titled PREMIUMS
For all Owners age 59 and under during the Cancellation Period, the Company allocates Net Premium Payments it receives during the Cancellation Period (including the Initial Premium Payment) to the Fixed Account. At the end of the Cancellation Period, the Net Premium Payment plus credited interest minus any monthly deduction is reallocated to each Subaccount or the Fixed Account selected by the Owner based on that the Owner’s allocation instructions.

	Accelerated Death Benefit for Chronic Illness Plus Rider	This rider is not available in California.
See "Accelerated Death Benefit for Terminal Illness Rider" under the section titled SUPPLEMENTAL BENEFITS (RIDERS)
The third sentence under the first paragraph of the Accelerated Death Benefit for Terminal Illness Rider is replaced with the following:

The benefit, which may only be taken as a single sum, allows an Owner to access up to 50% percent of the Death Benefit (subject to a $500,000 maximum) under the Policy in advance if a licensed physician (as defined in the rider) certifies that the Insured is terminally ill with less than 12 months to live.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Connecticut (For Policies Issued Prior to November 5, 2019)	See "Loans" under the Section titled ACCESS TO YOUR POLICY VALUE
The sixth paragraph under the Loans section is replaced with the following:

Loan amounts are credited with interest and are also charged with interest. We will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the minimum guaranteed interest rate for the Fixed Account shown in Your Policy. The interest rate We charge on borrowed amounts may vary, but will not exceed the greater of (i) the guaranteed interest rate credited to the Fixed Account (as shown in Your Policy) plus 1% and (ii) the Moody’s Corporate Bond Yield Average for the calendar month that ends two months before Your Policy Anniversary date, and (iii) 8%. In the event that the Moody’s Corporate Bond Yield Average is not available or does not reflect prevailing interest rates for investment grade debt, We may substitute another widely-recognized indicator of such prevailing interest rates.

See "Cancellation Period" under the Section titled THE POLICY
The first sentence of the first paragraph under the Cancellation Period section is replaced with the following:

You may examine the Policy and, if for any reason You are not satisfied, You may cancel the Policy by returning it to Our Administrative Office or to the sales representative who sold it to you within thirty-five (35) calendar days after the Issue Date.

See "Accelerated Death Benefit for Chronic Illness Rider" under the section titled SUPPLEMENTAL BENEFITS (RIDERS)
The bulleted list found under Accelerated Death Benefit for Chronic Illness Rider is replaced with the following:

●    being permanently unable to perform (without Substantial Assistance from another person) at least two Activities of Daily Living due to a loss of functional capacity, or requiring Substantial Supervision to protect himself or herself from threats to health and safety due to Severe Cognitive Impairment; and

●    having been confined for at least six months, because of such chronic illness, in his or her place of residence or in an institution that provides necessary care or treatment of an injury, illness or loss of functional capacity; and

● having to remain confined in such place of residence or institution until death.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Connecticut (Continued) (For Policies Issued Prior to November 5, 2019)	See "Accelerated Death Benefit for Chronic Illness Plus Rider" under the section titled SUPPLEMENTAL BENEFITS (RIDERS)
The bulleted list found under Accelerated Death Benefit for Chronic Illness Plus Rider is replaced with the following:

●    is certified by a licensed health care practitioner (as defined in the rider), during the prior 12-month period, as being permanently unable to perform (without Substantial Assistance from another person) at least two Activities of Daily Living due to a loss of functional capacity, or requiring Substantial Supervision to protect himself or herself from threats to health and safety due to Severe Cognitive Impairment; and

●    having been confined for at least six months, because of such chronic illness, in his or her place of residence or in an institution that provides necessary care or treatment of an injury, illness or loss of functional capacity; and

●  having to remain confined in such place of residence or institution until death; and

●  is annually recertified by a licensed health care practitioner residing and practicing in the U.S. to continue receiving benefits.

Florida	See "Death Benefit Proceeds" under the Section titled DEATH BENEFIT
The first and second sentence of the third paragraph under the Death Benefit Proceeds section is replaced with the following:

We will pay interest on the Death Benefit proceeds from the date we receive due proof of death to the date the claim is paid at an annual rate equal to or greater than the Moody’s Corporate Bond Yield Average.

PROSPECTUS BACK COVER
Personalized Illustrations of Policy Benefits. To help You understand how Your Policy Values could vary over time under different sets of assumptions, We will provide You upon request, with certain personalized hypothetical illustrations showing the Death Benefit, Surrender Value and Policy Value. These hypothetical illustrations will be based on the Attained Age and underwriting characteristics of the Insured under Your Policy and such factors as the Specified Amount, Death Benefit, premium payment amounts, and hypothetical rates of return (within limits) that You request. The illustrations are not a representation or guarantee of investment returns or Policy Value. We currently do not charge for these illustrations, but We reserve the right to charge up to $25 if We provide more than one illustration in a Policy Year.
Inquiries. The SAI provides more detailed information about Symetra Separate Account SL. The current SAI is on file with the Securities and Exchange Commission, and is incorporated into this prospectus by reference and is legally considered part of this prospectus.
You can make inquiries regarding Your Policy, request additional information and get a free copy of the SAI, a personalized illustration or discuss Your questions about Your policy by contacting Us at:
Symetra Life Insurance Company
P.O. Box 34690
Seattle, WA 98124
Telephone: 1-800-796-3872
Facsimile: 1-866-719-3124
For overnight mail: 777 108th Ave. NE, Suite 1200, Bellevue, WA 98004
To download an electronic version of this prospectus: https://www.symetra.com.
You can review and copy information regarding the Registrant, including the SAI, at the Public Reference Room of the Securities and Exchange Commission. To find out more about this service, call the SEC at 1-202-551-8090 or 1-800-SEC-0330. Reports and other information about the Policy and the Funds are also available on the EDGAR database available on the SEC’s Web site at https://www.sec.gov. You can also get copies, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549-0102.

Investment Company Act File No. 811-04909

May 1, 2020
STATEMENT OF ADDITIONAL INFORMATION
to
MILESTONE VUL-G

FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
funded through
SYMETRA SEPARATE ACCOUNT SL
by
SYMETRA LIFE INSURANCE COMPANY
Administrative Office:
P.O. Box 34690
Seattle, WA 98124
This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the Milestone VUL-G flexible premium adjustable variable life insurance policy dated May 1, 2020 and the Vanguard Variable Insurance Fund. The Policy is funded through Symetra Separate Account SL. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, call 1-800-796-3872 or write to Symetra Life Insurance Company, P.O. Box 34690, Seattle, Washington 98124.

GENERAL INFORMATION
Symetra Life Insurance Company (“Symetra Life”, “We”, and “Us”), is a wholly-owned subsidiary of Symetra Financial Corporation, a holding company, the subsidiaries of which are engaged primarily in insurance and financial services businesses. Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington State law on January 23, 1957. Effective July 1, 2014, Symetra Life Insurance Company changed its state of domicile from Washington to Iowa and became an Iowa stock life insurance company.

We established Symetra Separate Account SL (“the Variable Account”) on November 6, 1986, to hold assets that underlie Policy Values invested in a number of different variable life policies. The Variable Account meets the definition of “separate account” under state law and under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. This registration does not involve supervision of the management of the Variable Account or Symetra Life by the SEC. We maintain records of all Variable Account purchases and redemptions of the shares of the Subaccounts.

THE POLICY-GENERAL MATTERS
Ownership Rights
The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then ownership of the Policy will pass to the Owner's estate (subject to applicable community property laws). The Owner may exercise certain rights described below.

Changing the Owner

•	Change the Owner by providing Written Notice, in good order, to us at Our Administrative Office at any time while the Insured is alive and the Policy is in force.

•	Change is effective as of the date that the Written Notice is accepted by us in good order, at Our Administrative Office.

•	Changing the Owner does not automatically change the Beneficiary.

•	Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

•	We are not liable for payments We made before We received the Written Notice at Our Administrative Office.

Choosing the Beneficiary

•	The Owner designates the Beneficiary (the person to receive the Death Benefit when the Insured dies) in the application.

•	If the Owner designates more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit unless the Beneficiary designation states otherwise.

•	If the Beneficiary dies before the Insured, then any Contingent Beneficiary becomes the Beneficiary.

•	If both the Beneficiary and Contingent Beneficiary die before the Insured, then the Death Benefit will be paid to the Owner or the Owner's estate upon the Insured's death.

Changing the Beneficiary

•	The Owner changes the Beneficiary by providing Written Notice to us, in good order, at Our Administrative Office.

•	Change is effective as of the date the Owner signs the Written Notice.

•	We are not liable for any payments We made before We received the Written Notice at Our Administrative Office.

Assigning the Policy

•The Owner may assign Policy rights while the Insured is alive.

•	The Owner retains any ownership rights that are not assigned.

•	Assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•We are not:

◦	bound by any assignment unless we receive Written Notice of the assignment, in good order, at our Administrative Office;

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◦	responsible for the validity of any assignment;

◦	liable for any payment we made before we received Written Notice of the assignment, in good order, at our Administrative Office; or

◦	bound by any assignment which results in adverse tax consequences to the Owner, Insured or Beneficiary(ies).

▪	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the Tax Test

▪
The Owner may elect either the guideline premium test (“GPT”) or the cash value accumulation test (“CVAT”). Your election may affect the amount of the Death Benefit payable under Your Policy, the amount of premiums You may pay, and the amount of Policy fees and charges You pay.

Our Right to Contest the Policy
In issuing the Policy, We rely on all statements made by or for the Insured in the application (or in any supplemental application). Therefore, if You make any material misrepresentation of a fact in the application (or any supplemental application), then We may contest the Policy's validity or may resist a claim under the Policy for two years from the Issue Date.

When permitted by law in the jurisdiction in which the Policy is delivered, in the absence of fraud in the procurement of the Policy, We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years from the Issue Date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and Our liability is limited to an amount equal to the premiums paid, less any withdrawals and minus any Loan Amount. We will pay this amount to the Beneficiary in a single sum.

Misstatement of Age or Gender
If the age or, if permitted by state law, sex of the Insured was stated incorrectly in the application (or any supplemental application), then the Death Benefit and any benefits provided under the Policy by rider or endorsement will be adjusted to the amount that would have been payable at the correct age and, if permitted by state law, sex, based on the deduction for cost of insurance and other charges (and the cost of any benefits provided by rider or endorsement) in effect on the Policy Date.

Changes to the Policy
Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by an authorized officer of the Company. No agent may bind us by making any promise not contained in the Policy.

Upon notice to You, We may modify the Policy to:

•
conform the Policy, the Variable Account, or Our operations to the requirements of any law or regulation issued by a governmental agency to which the Policy, the Variable Account, or the Company is subject; or

•	assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	reflect a change (permitted by the Policy) in the operation of the Variable Account; or

•	provide additional Subaccounts and/or Fixed Account options.

If any modifications are made, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Potential Conflicts of Interest
For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies, and certain qualified pension and retirement plans, as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Symetra Life, see the prospectuses for the Funds.

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UNDERWRITING
Symetra Life gathers certain information about an applicant's age, health, occupation, avocation, finances, if permitted by state law, sex and other factors that impact mortality risk. Such information is gathered through use of applications, medical examinations, attending physicians statements, personal interviews and other authorized methods to determine the appropriate risk classification. Symetra Life uses the 2017 Commissioners’ Standard Ordinary Mortality Tables, and if permitted by state law, Male or Female to determine the maximum cost of insurance for each Insured.
DISTRIBUTION
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Symetra Securities, Inc. ("SSI") acts as the principal underwriter for the Policies. SSI is an affiliate of Symetra Life and each is a wholly-owned subsidiary of Symetra Financial Corporation. SSI is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. SSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with Us and with SSI.

For the years ended December 31, 2019, 2018, and 2017, SSI received $1,285,211.46, $2,769,054, and $920,610.10 in commissions for the distributions of all policies funded through the Variable Account. SSI does not anticipate retaining any portion of any commissions paid for the distribution of Policies funded through the Variable Account.
LEGAL MATTERS
Rachel Dobrow Stone, Senior Counsel of Symetra Life Insurance Company, has provided legal advice on certain matters in connection with the issuance and operation of the Policy.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The SAI of the Registration Statement includes the statutory-basis financial statements of Symetra Life Insurance Company, which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements, and the financial statements of Symetra Separate Account SL as of December 31, 2019, and for each of the two years in the period ended December 31, 2019. These financial statements have been audited by Ernst & Young LLP, independent auditor, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The principal business address of Ernst & Young LLP is 920 Fifth Avenue, Suite 900, Seattle, WA 98104.

Auditor Update
Symetra Financial Corporation has made the decision to change accounting firms for the annual independent audit of Symetra Life Insurance Company and its registered separate accounts. On May 29, 2019, Symetra Financial Corporation, notified Ernst & Young LLP (“EY”) that its services as independent auditor will cease upon completion of the annual audits for Symetra Financial Corporation, its subsidiaries and their separate accounts for the fiscal year ending December 31, 2019. On the same day, Symetra Financial Corporation’s Audit Committee appointed KPMG LLP (“KPMG”) as its independent auditor to audit the financial statements of Symetra Financial Corporation and its subsidiaries and their separate accounts for the fiscal year ending December 31, 2020.
With regard to Symetra Life Insurance Company, no disagreements arose during the twenty-four (24) months preceding the termination of EY or during any subsequent period relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Securities and Exchange Commission (SEC), which issues, if not resolved to the satisfaction of EY, would have caused EY to make reference to the disagreements in its reports for the fiscal years ended December 31, 2019, 2018 and 2017. EY’s reports for the fiscal years ended December 31, 2019, 2018 and 2017 did not contain any adverse opinions or a disclaimer of opinions and were not qualified or modified as to uncertainties,

3

audit scope, or accounting principles. In addition, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K during fiscal years ended December 31, 2019, 2018 and 2017 and the subsequent interim period.
Symetra Life Insurance Company provided a copy of this disclosure, or similar disclosure, to EY for its review and requested that EY provide Symetra Life Insurance Company with a letter addressed to the SEC stating whether EY agrees with the statements made by Symetra Life Insurance Company in the Auditor Update section of Symetra Life Insurance Company’s Form S-1 (No. 333-225314) filed on March 27, 2020. A copy of that letter is filed as Exhibit 16 to that registration statement.
For the two most recent fiscal years, and any subsequent interim period prior to engaging KPMG, Symetra Life Insurance Company did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Symetra Life Insurance Company and its registered separate accounts, and KPMG did not provide either a written report or oral advice to Symetra Life Insurance Company that was an important factor considered by Symetra Financial Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

REINSURANCE
Symetra Life may reinsure a portion of the risks assumed under the Policies.
FINANCIAL STATEMENTS
The financial statements of Symetra Life Insurance Company included herein should be considered only as bearing upon the ability of Symetra Life to meet its obligations under the Policy. They should not be considered as bearing upon the investment experience of the Variable Account or its Subaccounts.
Financial statements for the Variable Account, which include the Report of the Independent Registered Public Accounting Firm, also appear on the following pages.

4

Annual Report

December 31, 2019

Symetra Separate Account SL

Symetra Separate Account SL

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Symetra Life Insurance Company and Contract Owners of Symetra Separate Account SL
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Symetra Separate Account SL (the Separate Account), as of December 31, 2019, and the related statements of operations and changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1987.
Seattle, Washington
April 30, 2020

Symetra Separate Account SL

Report of Independent Registered Public Accounting Firm (Continued)

Appendix – Subaccounts comprising Symetra Separate Account SL

The following subaccounts were audited as of December 31, 2019 and for each of the two years then ended for the statements of operations and changes in net assets:

American Century Balanced                     Invesco International Growth II
American Century Inflation Protection I                 Invesco Mid Cap Growth Fund I
American Century Inflation Protection II                 Invesco Mid Cap Growth Fund II
American Century International                     JP Morgan Insurance Trust Mid Cap Value I
American Century Large Company Value II                 JP Morgan Insurance Trust U.S. Equity I
American Century Ultra I                         Morningstar Aggressive Growth ETF Asset Allocation Class I
American Century Ultra II                     Morningstar Growth ETF Asset Allocation Class I             American Century Value                         Morningstar Income & Growth ETF Asset Allocation Class I
BNY Mellon Appreciation                     Neuberger Berman AMT Mid Cap Growth Portfolio Class I
BNY Mellon MidCap Stock                     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I
BNY Mellon Quality Bond                     PIMCO All Asset Portfolio Admin
BNY Mellon Stock Index                         PIMCO All Asset Portfolio Advisor
BNY Mellon Sustainable U.S. Equity                 PIMCO CommodityRealReturn Strat. Administrative Class
BNY Mellon Technology Growth                     PIMCO Total Return Admin
Calvert Nasdaq 100 Index                         Pioneer Bond VCT Class I
Calvert Russell 2000 Small Cap Index                 Pioneer Equity Income VCT Class I
DWS CROCI International VIP - Class A                 Pioneer Equity Income VCT Class II
DWS Global Income Builder VIP A                 Pioneer Fund VCT Class I
Federated High Income Bond                     Pioneer High Yield VCT Class II
Federated Managed Volatility II                     Pioneer Mid Cap Value VCT Class I
Fidelity Asset Manager                         Pioneer Real Estate VCT Class I
Fidelity Asset Manager Growth                     Pioneer Real Estate VCT Class II
Fidelity Balanced                         Pioneer Select Mid Cap Growth VCT Class I
Fidelity Contrafund                         Pioneer Strategic Income VCT Class I
Fidelity Equity-Income                         Pioneer Strategic Income VCT Class II
Fidelity Government Money Market Portfolio-Initial Class         Templeton Developing Markets VIP Fund - Class 1
Fidelity Growth                             Templeton Developing Markets VIP Fund - Class 2
Fidelity Growth & Income                     Templeton Global Bond VIP Fund - Class 1
Fidelity Growth Opportunities                     Templeton Global Bond VIP Fund - Class 2
Fidelity High Income                         Templeton Growth VIP Fund - Class 1
Fidelity Index 500                         Templeton Growth VIP Fund - Class 2
Fidelity Investment Grade Bond                     Vanguard Balanced
Fidelity Mid Cap I                         Vanguard Equity Income
Fidelity Mid Cap II                         Vanguard Equity Index
Fidelity Overseas                         Vanguard High Yield Bond
Franklin Allocation VIP Fund - Class 1                 Vanguard International
Franklin Flex Cap Growth VIP Fund - Class 2             Vanguard Mid-Cap Index                          Franklin Income VIP Fund - Class 1                 Vanguard Real Estate Index
Franklin Income VIP Fund - Class 2                 Vanguard Small Company Growth
Franklin Mutual Shares VIP Fund - Class 2                 Vanguard Total Bond Market Index
Franklin Small Cap Value VIP Fund - Class 1             Vanguard Total Stock Market Index
Franklin Small Cap Value VIP Fund - Class 2             Voya Global Equity Portfolio - Class S
Franklin Small-Mid Cap Growth VIP Fund - Class 2             VY JPMorgan Emerging Markets Equity Portfolio Initial
Franklin U.S. Government Securities VIP Fund - Class 2         Wanger USA
Invesco American Franchise Fund I
Invesco American Franchise Fund II
Invesco Global Real Estate
Invesco Health Care
Invesco International Growth I

Symetra Separate Account SL

Report of Independent Registered Public Accounting Firm (Continued)

The following subaccount had varying audited periods defined in the table below:

Subaccount	Statement of Assets and Liabilities	Statements of Operations and Changes in Net Assets
Pioneer High Yield VCT Class I	Available fund with no money invested at December 31, 2019	For each of the two years in the period ended December 31, 2019

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2019

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
American Century Balanced	171,015	$1,246,528	$1,398,905	$1,398,905	40,934
American Century Inflation Protection I	7,804	89,546	80,223	80,223	540
American Century Inflation Protection II	89,622	908,865	919,516	919,516	63,158
American Century International	78,864	802,507	906,927	906,927	32,693
American Century Large Company Value II	5,136	75,770	85,042	85,042	3,518
American Century Ultra I	9,919	153,174	207,594	207,594	4,678
American Century Ultra II	15,960	274,133	326,845	326,845	9,408
American Century Value	102,639	933,765	1,202,924	1,202,924	35,660
BNY Mellon Appreciation[1]	21,246	873,270	908,432	908,432	31,466
BNY Mellon MidCap Stock[1]	64,622	1,230,867	1,204,538	1,204,538	36,054
BNY Mellon Quality Bond[1]	17,960	213,783	215,874	215,874	10,534
BNY Mellon Stock Index[1]	18,867	887,283	1,132,547	1,132,547	27,818
BNY Mellon Sustainable U.S. Equity[1]	9,017	328,044	354,365	354,365	18,556
BNY Mellon Technology Growth[1]	83,480	1,525,900	2,108,698	2,108,698	57,476
Calvert Nasdaq 100 Index	16,352	867,731	1,407,084	1,407,084	3,180
Calvert Russell 2000 Small Cap Index	155	9,857	12,520	12,520	52
DWS CROCI International VIP - Class A	16,009	115,081	117,664	117,664	12,138
DWS Global Income Builder VIP A	20,320	481,028	500,477	500,477	26,315
Federated High Income Bond	20,216	130,979	132,010	132,010	4,334
Federated Managed Volatility II	7,715	75,335	87,181	87,181	4,307
Fidelity Asset Manager	245,345	3,776,456	3,736,588	3,736,588	16,995
Fidelity Asset Manager Growth	35,487	621,675	681,353	681,353	11,014
Fidelity Balanced	4,664	78,951	91,189	91,189	2,510
Fidelity Contrafund	262,219	8,395,892	9,746,685	9,746,685	81,972
Fidelity Equity-Income	363,424	7,880,690	8,638,585	8,638,585	54,872
Fidelity Government Money Market Portfolio - Initial Class	1,378,382	1,378,382	1,378,382	1,378,382	58,482
Fidelity Growth	213,750	12,036,199	16,905,621	16,905,621	129,707
Fidelity Growth & Income	57,988	1,114,394	1,285,589	1,285,589	32,267
Fidelity Growth Opportunities	31,315	975,591	1,530,069	1,530,069	33,672
Fidelity High Income	165,236	915,703	897,232	897,232	6,751
Fidelity Index 500	22,767	4,458,704	7,293,535	7,293,535	57,580

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2019

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Fidelity Investment Grade Bond	76,534	$981,124	$1,007,954	$1,007,954	3,259
Fidelity Mid Cap I	2,580	87,851	85,052	85,052	370
Fidelity Mid Cap II	35,277	1,134,695	1,120,033	1,120,033	34,997
Fidelity Overseas	102,230	1,885,668	2,364,597	2,364,597	17,827
Franklin Allocation VIP Fund - Class 1[1]	3,563	25,504	24,436	24,436	132
Franklin Flex Cap Growth VIP Fund - Class 2	22,616	158,110	182,292	182,292	5,357
Franklin Income VIP Fund - Class 1	1,261	20,200	20,825	20,825	106
Franklin Income VIP Fund - Class 2	6,246	93,795	99,361	99,361	4,445
Franklin Mutual Shares VIP Fund - Class 2	11,998	232,773	225,694	225,694	8,572
Franklin Small Cap Value VIP Fund - Class 1	4,921	91,891	77,419	77,419	293
Franklin Small Cap Value VIP Fund - Class 2	62,890	1,056,852	946,494	946,494	31,338
Franklin Small-Mid Cap Growth VIP Fund - Class 2	58,557	1,030,342	1,012,451	1,012,451	45,995
Franklin U.S. Government Securities VIP Fund - Class 2	31,889	394,023	384,266	384,266	20,653
Invesco American Franchise Fund I	21,526	1,135,768	1,445,493	1,445,493	62,378
Invesco American Franchise Fund II	514	29,124	32,817	32,817	1,175
Invesco Global Real Estate	28,053	464,022	511,125	511,125	10,422
Invesco Health Care	838	23,764	25,323	25,323	606
Invesco International Growth I	15,326	477,225	598,628	598,628	14,833
Invesco International Growth II	9,809	349,707	377,451	377,451	20,579
Invesco Mid Cap Growth Fund I	11,005	60,110	60,084	60,084	1,456
Invesco Mid Cap Growth Fund II	26,980	135,783	143,259	143,259	6,278
JP Morgan Insurance Trust Mid Cap Value I	96,981	1,035,876	1,145,345	1,145,345	28,889
JP Morgan Insurance Trust U.S. Equity I	29,540	675,999	953,257	953,257	22,302
Morningstar Aggressive Growth ETF Asset Allocation Class I	14,653	184,645	180,950	180,950	997
Morningstar Growth ETF Asset Allocation Class I	6,421	74,358	71,396	71,396	393
Morningstar Income & Growth ETF Asset Allocation Class I	1,540	15,589	15,255	15,255	95
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	22,515	535,675	670,047	670,047	2,371
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	1,815	33,918	29,061	29,061	135
PIMCO All Asset Portfolio Admin	6,842	69,993	73,821	73,821	437
PIMCO All Asset Portfolio Advisor	2,862	30,707	31,253	31,253	1,744
PIMCO CommodityRealReturn Strat. Administrative Class	85,446	660,100	547,709	547,709	65,985
PIMCO Total Return Admin	81,077	898,801	893,463	893,463	5,098
Pioneer Bond VCT Class I	89,854	1,015,649	1,003,662	1,003,662	32,317

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2019

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Pioneer Equity Income VCT Class I	65,190	$1,333,602	$1,085,421	$1,085,421	4,241
Pioneer Equity Income VCT Class II	25,140	558,965	425,363	425,363	14,189
Pioneer Fund VCT Class I	301,041	5,044,820	4,500,549	4,500,549	106,230
Pioneer High Yield VCT Class II	12,612	109,449	119,443	119,443	5,605
Pioneer Mid Cap Value VCT Class I	70,594	1,382,764	1,303,168	1,303,168	33,000
Pioneer Real Estate VCT Class I	48,209	745,626	547,158	547,158	2,378
Pioneer Real Estate VCT Class II	49,307	689,197	562,097	562,097	26,221
Pioneer Select Mid Cap Growth VCT Class I	230,734	6,242,852	6,718,952	6,718,952	121,260
Pioneer Strategic Income VCT Class I	8,823	92,006	91,148	91,148	494
Pioneer Strategic Income VCT Class II	20,290	206,445	208,987	208,987	11,177
Templeton Developing Markets VIP Fund - Class 1	5,713	53,341	61,700	61,700	510
Templeton Developing Markets VIP Fund - Class 2	94,148	765,644	1,008,326	1,008,326	32,996
Templeton Global Bond VIP Fund - Class 1	7,466	133,474	124,596	124,596	678
Templeton Global Bond VIP Fund - Class 2	10,280	170,887	164,172	164,172	8,256
Templeton Growth VIP Fund - Class 1	8,546	112,505	95,279	95,279	677
Templeton Growth VIP Fund - Class 2	13,786	180,148	150,268	150,268	7,358
Vanguard Balanced	41,402	929,221	1,032,562	1,032,562	4,237
Vanguard Equity Income	5,259	98,065	127,121	127,121	478
Vanguard Equity Index	160,613	6,595,459	7,661,205	7,661,205	409,890
Vanguard High Yield Bond	12,231	96,538	100,168	100,168	468
Vanguard International	7,875	146,703	228,342	228,342	1,285
Vanguard Mid-Cap Index	111,591	2,495,312	2,681,554	2,681,554	157,664
Vanguard Real Estate Index	4,074	50,513	55,980	55,980	237
Vanguard Small Company Growth	1,231	26,803	28,430	28,430	89
Vanguard Total Bond Market Index	432	5,080	5,270	5,270	33
Vanguard Total Stock Market Index	341,055	12,549,924	14,600,556	14,600,556	1,023,511
Voya Global Equity Portfolio - Class S	37,646	361,146	409,211	409,211	3,016
VY JPMorgan Emerging Markets Equity Portfolio Initial	33,069	573,896	734,799	734,799	4,251
Wanger USA	24,238	638,126	539,530	539,530	8,389

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
American Century Balanced	$1,359,211	$18,628	$(9,367)	$9,261	$11,829	$8,877	$(86,969)	$(66,263)	$(57,002)	$105,517	$(178,349)	$(72,832)	$(129,834)	$1,229,377
American Century Inflation Protection I	79,659	2,389	(580)	1,809	(381)	—	(4,036)	(4,417)	(2,608)	—	(1,500)	(1,500)	(4,108)	75,551
American Century Inflation Protection II	825,763	24,501	(6,004)	18,497	(4,902)	—	(43,995)	(48,897)	(30,400)	143,301	(90,690)	52,611	22,211	847,974
American Century International	961,316	12,013	(6,613)	5,400	33,773	62,121	(246,974)	(151,080)	(145,680)	154,396	(136,567)	17,829	(127,851)	833,465
American Century Large Company Value II	137,292	1,558	(659)	899	8,390	7,912	(24,793)	(8,491)	(7,592)	6,351	(67,790)	(61,439)	(69,031)	68,261
American Century Ultra I	201,882	554	(1,473)	(919)	31,147	21,361	(48,061)	4,447	3,528	9,134	(60,663)	(51,529)	(48,001)	153,881
American Century Ultra II	116,980	142	(956)	(814)	3,107	12,638	(17,386)	(1,641)	(2,455)	88,953	(6,280)	82,673	80,218	197,198
American Century Value	1,150,908	18,897	(8,026)	10,871	71,028	71	(187,448)	(116,349)	(105,478)	117,691	(176,788)	(59,097)	(164,575)	986,333
BNY Mellon Appreciation[1]	802,433	9,604	(5,420)	4,184	17,336	96,456	(170,453)	(56,661)	(52,477)	36,120	(111,253)	(75,133)	(127,610)	674,823
BNY Mellon MidCap Stock[1]	1,408,031	7,701	(9,425)	(1,724)	48,664	157,899	(419,345)	(212,782)	(214,506)	85,578	(164,663)	(79,085)	(293,591)	1,114,440
BNY Mellon Quality Bond[1]	272,144	6,849	(1,745)	5,104	(3,174)	—	(10,526)	(13,700)	(8,596)	25,544	(65,212)	(39,668)	(48,264)	223,880
BNY Mellon Stock Index[1]	1,105,192	15,534	(7,863)	7,671	37,169	24,823	(122,032)	(60,040)	(52,369)	99,721	(208,354)	(108,633)	(161,002)	944,190
BNY Mellon Sustainable U.S. Equity[1]	387,777	6,753	(2,293)	4,460	1,775	71,427	(91,518)	(18,316)	(13,856)	20,889	(128,661)	(107,772)	(121,628)	266,149
BNY Mellon Technology Growth[1]	1,854,139	—	(15,033)	(15,033)	76,089	101,462	(184,867)	(7,316)	(22,349)	68,390	(158,188)	(89,798)	(112,147)	1,741,992
Calvert Nasdaq 100 Index	1,008,713	6,143	(8,222)	(2,079)	6,259	17,820	(35,766)	(11,687)	(13,766)	28,725	(12,454)	16,271	2,505	1,011,218

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Calvert Russell 2000 Small Cap Index	$11,969	$132	$(92)	$40	$150	$603	$(2,174)	$(1,421)	$(1,381)	$—	$(275)	$(275)	$(1,656)	$10,313
DWS CROCI International VIP - Class A	131,468	1,317	(861)	456	(1,549)	—	(17,631)	(19,180)	(18,724)	10,576	(17,492)	(6,916)	(25,640)	105,828
DWS Global Income Builder VIP A	600,779	21,839	(3,894)	17,945	(1,293)	52,882	(110,131)	(58,542)	(40,597)	39,336	(173,804)	(134,468)	(175,065)	425,714
Federated High Income Bond	176,710	12,574	(1,052)	11,522	(4,701)	—	(11,889)	(16,590)	(5,068)	10,014	(62,228)	(52,214)	(57,282)	119,428
Federated Managed Volatility II	83,225	2,302	(564)	1,738	673	—	(9,870)	(9,197)	(7,459)	3,529	(5,748)	(2,219)	(9,678)	73,547
Fidelity Asset Manager	3,935,853	62,032	(33,349)	28,683	20,752	123,922	(397,459)	(252,785)	(224,102)	202,703	(538,150)	(335,447)	(559,549)	3,376,304
Fidelity Asset Manager Growth	659,351	9,499	(5,390)	4,109	17,596	25,447	(101,468)	(58,425)	(54,316)	35,424	(48,562)	(13,138)	(67,454)	591,897
Fidelity Balanced	85,939	1,303	(622)	681	806	4,329	(10,059)	(4,924)	(4,243)	6,524	(5,989)	535	(3,708)	82,231
Fidelity Contrafund	9,362,070	64,274	(74,824)	(10,550)	468,696	809,559	(1,838,437)	(560,182)	(570,732)	536,094	(1,364,862)	(828,768)	(1,399,500)	7,962,570
Fidelity Equity-Income	8,047,217	181,552	(67,484)	114,068	118,135	366,080	(1,306,571)	(822,356)	(708,288)	774,597	(866,729)	(92,132)	(800,420)	7,246,797
Fidelity Government Money Market Portfolio - Initial Class	1,844,965	26,666	(12,272)	14,394	—	—	—	—	14,394	240,933	(643,941)	(403,008)	(388,614)	1,456,351
Fidelity Growth	14,925,410	37,045	(129,274)	(92,229)	974,048	2,136,187	(3,025,930)	84,305	(7,924)	657,749	(2,045,592)	(1,387,843)	(1,395,767)	13,529,643
Fidelity Growth & Income	1,332,729	4,496	(9,025)	(4,529)	64,747	75,031	(252,163)	(112,385)	(116,914)	81,369	(198,074)	(116,705)	(233,619)	1,099,110
Fidelity Growth Opportunities	1,251,792	1,664	(9,364)	(7,700)	113,736	77,212	(35,642)	155,306	147,606	51,626	(216,672)	(165,046)	(17,440)	1,234,352
Fidelity High Income	923,941	48,701	(7,781)	40,920	(3,264)	—	(73,400)	(76,664)	(35,744)	53,877	(117,095)	(63,218)	(98,962)	824,979

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Fidelity Index 500	$6,431,590	$120,815	$(54,797)	$66,018	$308,544	$31,242	$(717,192)	$(377,406)	$(311,388)	$410,573	$(675,086)	$(264,513)	$(575,901)	$5,855,689
Fidelity Investment Grade Bond	1,511,201	26,928	(10,154)	16,774	(9,733)	8,454	(37,689)	(38,968)	(22,194)	80,390	(543,882)	(463,492)	(485,686)	1,025,515
Fidelity Mid Cap I	83,219	546	(624)	(78)	121	6,979	(19,543)	(12,443)	(12,521)	—	(703)	(703)	(13,224)	69,995
Fidelity Mid Cap II	1,137,446	4,705	(7,935)	(3,230)	(6,729)	98,117	(262,652)	(171,264)	(174,494)	143,670	(169,127)	(25,457)	(199,951)	937,495
Fidelity Overseas	2,465,779	35,994	(19,922)	16,072	66,181	—	(448,306)	(382,125)	(366,053)	113,626	(232,881)	(119,255)	(485,308)	1,980,471
Franklin Allocation VIP Fund - Class 1[1]	24,657	787	(481)	306	225	566	(3,786)	(2,995)	(2,689)	1,495	(2,037)	(542)	(3,231)	21,426
Franklin Flex Cap Growth VIP Fund - Class 2	85,614	—	(789)	(789)	172	19,705	(17,746)	2,131	1,342	53,998	(7,563)	46,435	47,777	133,391
Franklin Income VIP Fund - Class 1	19,673	955	(147)	808	(45)	—	(1,693)	(1,738)	(930)	—	(377)	(377)	(1,307)	18,366
Franklin Income VIP Fund - Class 2	142,097	6,573	(980)	5,593	(348)	—	(12,140)	(12,488)	(6,895)	10,984	(15,001)	(4,017)	(10,912)	131,185
Franklin Mutual Shares VIP Fund - Class 2	313,580	6,642	(1,998)	4,644	10,699	10,342	(50,462)	(29,421)	(24,777)	17,320	(77,022)	(59,702)	(84,479)	229,101
Franklin Small Cap Value VIP Fund - Class 1	72,081	798	(533)	265	268	10,451	(20,533)	(9,814)	(9,549)	—	(530)	(530)	(10,079)	62,002
Franklin Small Cap Value VIP Fund - Class 2	879,178	8,148	(6,273)	1,875	(38,861)	138,768	(219,756)	(119,849)	(117,974)	160,507	(173,638)	(13,131)	(131,105)	748,073
Franklin Small-Mid Cap Growth VIP Fund - Class 2	919,810	—	(6,547)	(6,547)	(37,601)	95,675	(98,566)	(40,492)	(47,039)	75,123	(119,345)	(44,222)	(91,261)	828,549
Franklin U.S. Government Securities VIP Fund - Class 2	441,985	10,718	(2,825)	7,893	(14,944)	—	4,769	(10,175)	(2,282)	35,693	(123,488)	(87,795)	(90,077)	351,908
Invesco American Franchise Fund I	1,387,308	—	(9,764)	(9,764)	105,983	85,076	(223,260)	(32,201)	(41,965)	62,127	(236,110)	(173,983)	(215,948)	1,171,360
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Invesco American Franchise Fund II	$27,944	$—	$(214)	$(214)	$362	$1,996	$(3,483)	$(1,125)	$(1,339)	$2,728	$(3,487)	$(759)	$(2,098)	$25,846
Invesco Global Real Estate	509,156	17,685	(3,340)	14,345	19,428	5,530	(72,451)	(47,493)	(33,148)	42,615	(80,798)	(38,183)	(71,331)	437,825
Invesco Health Care	19,909	—	(150)	(150)	(72)	2,841	(2,627)	142	(8)	1,460	(365)	1,095	1,087	20,996
Invesco International Growth I	640,693	12,054	(4,169)	7,885	14,644	4,082	(122,062)	(103,336)	(95,451)	17,029	(50,168)	(33,139)	(128,590)	512,103
Invesco International Growth II	343,274	5,418	(2,157)	3,261	8,627	2,125	(64,751)	(53,999)	(50,738)	29,399	(57,775)	(28,376)	(79,114)	264,160
Invesco Mid Cap Growth Fund I	60,901	—	(411)	(411)	4,764	5,521	(11,618)	(1,333)	(1,744)	3,476	(17,449)	(13,973)	(15,717)	45,184
Invesco Mid Cap Growth Fund II	47,682	—	(335)	(335)	7,724	3,375	(16,323)	(5,224)	(5,559)	86,549	(22,760)	63,789	58,230	105,912
JP Morgan Insurance Trust Mid Cap Value I	1,184,695	11,345	(8,155)	3,190	48,365	18,964	(211,617)	(144,288)	(141,098)	105,155	(166,954)	(61,799)	(202,897)	981,798
JP Morgan Insurance Trust U.S. Equity I	868,477	7,288	(6,246)	1,042	21,954	103,540	(184,885)	(59,391)	(58,349)	37,975	(43,272)	(5,297)	(63,646)	804,831
Morningstar Aggressive Growth ETF Asset Allocation Class I	188,135	2,667	(1,103)	1,564	10,918	13,352	(39,483)	(15,213)	(13,649)	70,335	(92,463)	(22,128)	(35,777)	152,358
Morningstar Growth ETF Asset Allocation Class I	82,766	1,248	(331)	917	1,383	6,136	(11,546)	(4,027)	(3,110)	69,373	(87,729)	(18,356)	(21,466)	61,300
Morningstar Income & Growth ETF Asset Allocation Class I	14,901	358	(451)	(93)	(2,561)	579	(1,081)	(3,063)	(3,156)	109,503	(107,361)	2,142	(1,014)	13,887
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	529,327	—	(4,185)	(4,185)	2,397	40,714	(77,514)	(34,403)	(38,588)	17,235	(6,672)	10,563	(28,025)	501,302
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	37,623	301	(265)	36	3,326	2,083	(10,291)	(4,882)	(4,846)	29,124	(38,945)	(9,821)	(14,667)	22,956
PIMCO All Asset Portfolio Admin	72,093	2,259	(527)	1,732	20	—	(6,132)	(6,112)	(4,380)	—	(637)	(637)	(5,017)	67,076

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
PIMCO All Asset Portfolio Advisor	$29,882	$890	$(203)	$687	$149	$—	$(2,633)	$(2,484)	$(1,797)	$1,124	$(1,448)	$(324)	$(2,121)	$27,761
PIMCO CommodityRealReturn Strat. Administrative Class	567,929	11,742	(4,028)	7,714	(57,849)	—	(35,283)	(93,132)	(85,418)	84,892	(92,834)	(7,942)	(93,360)	474,569
PIMCO Total Return Admin	805,698	20,162	(5,924)	14,238	(627)	9,772	(33,394)	(24,249)	(10,011)	28,725	(10,004)	18,721	8,710	814,408
Pioneer Bond VCT Class I	1,029,583	32,667	(7,294)	25,373	(5,278)	2,754	(39,078)	(41,602)	(16,229)	45,199	(91,915)	(46,716)	(62,945)	966,638
Pioneer Equity Income VCT Class I	927,552	22,580	(6,948)	15,632	5,008	176,471	(284,665)	(103,186)	(87,554)	28,725	(11,088)	17,637	(69,917)	857,635
Pioneer Equity Income VCT Class II	642,622	12,705	(4,253)	8,452	8,101	120,522	(188,031)	(59,408)	(50,956)	32,532	(162,073)	(129,541)	(180,497)	462,125
Pioneer Fund VCT Class I	4,003,038	45,953	(30,334)	15,619	(154,204)	968,999	(908,124)	(93,329)	(77,710)	251,666	(473,844)	(222,178)	(299,888)	3,703,150
Pioneer High Yield VCT Class I1	1,062	40	(263)	(223)	(6)	—	(56)	(62)	(285)	1,654	(1,794)	(140)	(425)	637
Pioneer High Yield VCT Class II	145,960	6,197	(979)	5,218	(579)	—	(11,057)	(11,636)	(6,418)	4,815	(11,983)	(7,168)	(13,586)	132,374
Pioneer Mid Cap Value VCT Class I	1,502,370	9,891	(10,023)	(132)	4,608	114,435	(399,061)	(280,018)	(280,150)	64,305	(175,807)	(111,502)	(391,652)	1,110,718
Pioneer Real Estate VCT Class I	452,432	12,019	(3,268)	8,751	2,948	42,571	(90,827)	(45,308)	(36,557)	14,363	(5,863)	8,500	(28,057)	424,375
Pioneer Real Estate VCT Class II	562,116	13,438	(3,884)	9,554	(55,158)	54,788	(52,174)	(52,544)	(42,990)	95,333	(130,932)	(35,599)	(78,589)	483,527
Pioneer Select Mid Cap Growth VCT Class I	6,824,685	—	(52,216)	(52,216)	165,625	884,095	(1,394,218)	(344,498)	(396,714)	325,889	(1,362,263)	(1,036,374)	(1,433,088)	5,391,597
Pioneer Strategic Income VCT Class I	86,116	2,734	(633)	2,101	(56)	556	(4,766)	(4,266)	(2,165)	—	(236)	(236)	(2,401)	83,715
Pioneer Strategic Income VCT Class II	271,287	6,802	(1,590)	5,212	(2,640)	1,410	(10,332)	(11,562)	(6,350)	19,944	(82,751)	(62,807)	(69,157)	202,130

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Templeton Developing Markets VIP Fund - Class 1	$59,072	$624	$(413)	$211	$(19)	$—	$(9,654)	$(9,673)	$(9,462)	$—	$(337)	$(337)	$(9,799)	$49,273
Templeton Developing Markets VIP Fund - Class 2	1,050,952	8,492	(6,896)	1,596	(7,452)	—	(165,592)	(173,044)	(171,448)	158,028	(195,717)	(37,689)	(209,137)	841,815
Templeton Global Bond VIP Fund - Class 1	123,790	—	(1,084)	(1,084)	(264)	—	2,982	2,718	1,634	978	(2,151)	(1,173)	461	124,251
Templeton Global Bond VIP Fund - Class 2	158,601	—	(1,114)	(1,114)	(1,381)	—	4,431	3,050	1,936	6,217	(13,163)	(6,946)	(5,010)	153,591
Templeton Growth VIP Fund - Class 1	98,456	2,128	(718)	1,410	499	7,899	(24,698)	(16,300)	(14,890)	—	(919)	(919)	(15,809)	82,647
Templeton Growth VIP Fund - Class 2	186,581	3,618	(1,219)	2,399	5,983	15,320	(49,094)	(27,791)	(25,392)	17,921	(49,788)	(31,867)	(57,259)	129,322
Vanguard Balanced	854,235	19,966	(6,778)	13,188	1,023	42,155	(92,769)	(49,591)	(36,403)	31,168	(12,828)	18,340	(18,063)	836,172
Vanguard Equity Income	110,897	2,523	(826)	1,697	305	6,656	(16,034)	(9,073)	(7,376)	—	(309)	(309)	(7,685)	103,212
Vanguard Equity Index	1,913,017	34,578	(11,222)	23,356	20,982	33,659	(497,932)	(443,291)	(419,935)	3,200,256	(248,689)	2,951,567	2,531,632	4,444,649
Vanguard High Yield Bond	90,872	4,285	(675)	3,610	(29)	—	(6,717)	(6,746)	(3,136)	—	(253)	(253)	(3,389)	87,483
Vanguard International	203,159	1,574	(1,532)	42	1,027	5,266	(33,110)	(26,817)	(26,775)	—	(1,267)	(1,267)	(28,042)	175,117
Vanguard Mid-Cap Index	913,187	12,189	(3,801)	8,388	2,150	49,561	(265,377)	(213,666)	(205,278)	1,040,699	(46,064)	994,635	789,357	1,702,544
Vanguard Real Estate Index	52,199	1,432	(360)	1,072	416	1,756	(6,260)	(4,088)	(3,016)	3,431	(6,724)	(3,293)	(6,309)	45,890
Vanguard Small Company Growth	25,201	105	(199)	(94)	94	2,830	(4,769)	(1,845)	(1,939)	—	(487)	(487)	(2,426)	22,775
Vanguard Total Bond Market Index	5,121	115	(49)	66	(1)	10	(132)	(123)	(57)	—	(89)	(89)	(146)	4,975

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Vanguard Total Stock Market Index	$2,532,442	$43,977	$(560)	$43,417	$10,302	$112,428	$(843,699)	$(720,969)	$(677,552)	$6,668,279	$(266,955)	$6,401,324	$5,723,772	$8,256,214
Voya Global Equity Portfolio - Class S	493,186	18,865	(3,815)	15,050	16,420	—	(71,683)	(55,263)	(40,213)	40,240	(141,211)	(100,971)	(141,184)	352,002
VY JPMorgan Emerging Markets Equity Portfolio Initial	757,006	5,511	(5,936)	(425)	2,500	—	(126,425)	(123,925)	(124,350)	69,114	(116,740)	(47,626)	(171,976)	585,030
Wanger USA	483,946	486	(3,577)	(3,091)	(15,609)	116,701	(104,635)	(3,543)	(6,634)	8,436	(47,145)	(38,709)	(45,343)	438,603

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
American Century Balanced	$1,229,377	$21,540	$(9,707)	$11,833	$5,310	$31,526	$186,978	$223,814	$235,647	$162,563	$(228,682)	$(66,119)	$169,528	$1,398,905
American Century Inflation Protection I	75,551	2,018	(586)	1,432	(361)	—	5,189	4,828	6,260	—	(1,588)	(1,588)	4,672	80,223
American Century Inflation Protection II	847,974	20,446	(6,170)	14,276	(5,288)	—	60,083	54,795	69,071	167,274	(164,803)	2,471	71,542	919,516
American Century International	833,465	7,698	(6,089)	1,609	29,223	46,238	132,208	207,669	209,278	60,241	(196,057)	(135,816)	73,462	906,927
American Century Large Company Value II	68,261	1,500	(553)	947	504	1,869	14,776	17,149	18,096	3,780	(5,095)	(1,315)	16,781	85,042
American Century Ultra I	153,881	—	(1,294)	(1,294)	2,766	19,100	31,566	53,432	52,138	7,370	(5,795)	1,575	53,713	207,594
American Century Ultra II	197,198	—	(1,812)	(1,812)	4,942	25,057	42,594	72,593	70,781	69,661	(10,795)	58,866	129,647	326,845
American Century Value	986,333	23,586	(7,776)	15,810	41,986	64,144	133,341	239,471	255,281	95,686	(134,376)	(38,690)	216,591	1,202,924
BNY Mellon Appreciation[1]	674,823	9,439	(5,661)	3,778	140	87,588	146,096	233,824	237,602	35,054	(39,047)	(3,993)	233,609	908,432
BNY Mellon MidCap Stock[1]	1,114,440	7,891	(8,315)	(424)	29,893	87,346	85,535	202,774	202,350	68,953	(181,205)	(112,252)	90,098	1,204,538
BNY Mellon Quality Bond[1]	223,880	4,115	(1,491)	2,624	(1,394)	—	13,796	12,402	15,026	22,363	(45,395)	(23,032)	(8,006)	215,874
BNY Mellon Stock Index[1]	944,190	15,220	(7,297)	7,923	35,491	52,370	173,536	261,397	269,320	108,812	(189,775)	(80,963)	188,357	1,132,547
BNY Mellon Sustainable U.S. Equity[1]	266,149	4,507	(2,195)	2,312	(2,885)	9,973	79,181	86,269	88,581	22,587	(22,952)	(365)	88,216	354,365
BNY Mellon Technology Growth[1]	1,741,992	—	(14,756)	(14,756)	51,071	226,064	166,710	443,845	429,089	63,142	(125,525)	(62,383)	366,706	2,108,698
Calvert Nasdaq 100 Index	1,011,218	6,366	(8,954)	(2,588)	7,760	30,756	345,458	383,974	381,386	28,725	(14,245)	14,480	395,866	1,407,084

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Calvert Russell 2000 Small Cap Index	$10,313	$109	$(86)	$23	$122	$900	$1,424	$2,446	$2,469	$—	$(262)	$(262)	$2,207	$12,520
DWS CROCI International VIP - Class A	105,828	3,433	(798)	2,635	(3,675)	—	22,704	19,029	21,664	10,306	(20,134)	(9,828)	11,836	117,664
DWS Global Income Builder VIP A	425,714	17,934	(3,319)	14,615	(2,195)	536	68,886	67,227	81,842	33,356	(40,435)	(7,079)	74,763	500,477
Federated High Income Bond	119,428	7,768	(898)	6,870	(1,048)	—	10,440	9,392	16,262	7,984	(11,664)	(3,680)	12,582	132,010
Federated Managed Volatility II	73,547	1,663	(569)	1,094	496	—	12,684	13,180	14,274	3,337	(3,977)	(640)	13,634	87,181
Fidelity Asset Manager	3,376,304	63,864	(31,944)	31,920	6,637	150,405	379,042	536,084	568,004	280,288	(488,008)	(207,720)	360,284	3,736,588
Fidelity Asset Manager Growth	591,897	10,052	(5,272)	4,780	13,859	34,248	72,755	120,862	125,642	21,329	(57,515)	(36,186)	89,456	681,353
Fidelity Balanced	82,231	1,501	(621)	880	1,806	4,228	11,662	17,696	18,576	6,589	(16,207)	(9,618)	8,958	91,189
Fidelity Contrafund	7,962,570	41,629	(72,854)	(31,225)	211,596	1,010,948	1,174,036	2,396,580	2,365,355	308,179	(889,419)	(581,240)	1,784,115	9,746,685
Fidelity Equity-Income	7,246,797	161,804	(67,793)	94,011	37,674	509,318	1,216,444	1,763,436	1,857,447	417,461	(883,120)	(465,659)	1,391,788	8,638,585
Fidelity Government Money Market Portfolio - Initial Class	1,456,351	27,959	(10,462)	17,497	—	—	—	—	17,497	173,785	(269,251)	(95,466)	(77,969)	1,378,382
Fidelity Growth	13,529,643	40,597	(128,631)	(88,034)	605,006	944,333	2,902,059	4,451,398	4,363,364	600,155	(1,587,541)	(987,386)	3,375,978	16,905,621
Fidelity Growth & Income	1,099,110	42,889	(8,353)	34,536	45,201	101,909	122,370	269,480	304,016	75,185	(192,722)	(117,537)	186,479	1,285,589
Fidelity Growth Opportunities	1,234,352	2,140	(10,014)	(7,874)	109,100	120,204	242,464	471,768	463,894	57,452	(225,629)	(168,177)	295,717	1,530,069
Fidelity High Income	824,979	45,158	(7,663)	37,495	(1,984)	—	78,264	76,280	113,775	46,022	(87,544)	(41,522)	72,253	897,232

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Fidelity Index 500	$5,855,689	$131,915	$(55,912)	$76,003	$270,008	$98,415	$1,295,076	$1,663,499	$1,739,502	$351,099	$(652,755)	$(301,656)	$1,437,846	$7,293,535
Fidelity Investment Grade Bond	1,025,515	27,225	(9,017)	18,208	(22)	—	66,840	66,818	85,026	65,015	(167,602)	(102,587)	(17,561)	1,007,954
Fidelity Mid Cap I	69,995	695	(595)	100	(39)	8,396	7,273	15,630	15,730	—	(673)	(673)	15,057	85,052
Fidelity Mid Cap II	937,495	7,224	(7,393)	(169)	(14,025)	117,200	106,776	209,951	209,782	111,270	(138,514)	(27,244)	182,538	1,120,033
Fidelity Overseas	1,980,471	37,834	(18,543)	19,291	60,306	78,955	355,401	494,662	513,953	167,567	(297,394)	(129,827)	384,126	2,364,597
Franklin Allocation VIP Fund - Class 1[1]	21,426	887	(310)	577	(3)	1,518	1,809	3,324	3,901	1,502	(2,393)	(891)	3,010	24,436
Franklin Flex Cap Growth VIP Fund - Class 2	133,391	—	(1,169)	(1,169)	217	8,173	34,375	42,765	41,596	14,907	(7,602)	7,305	48,901	182,292
Franklin Income VIP Fund - Class 1	18,366	1,085	(149)	936	(48)	312	1,640	1,904	2,840	—	(381)	(381)	2,459	20,825
Franklin Income VIP Fund - Class 2	131,185	6,254	(852)	5,402	1,854	1,890	8,819	12,563	17,965	9,898	(59,687)	(49,789)	(31,824)	99,361
Franklin Mutual Shares VIP Fund - Class 2	229,101	4,279	(1,690)	2,589	(9,169)	22,878	30,472	44,181	46,770	16,846	(67,023)	(50,177)	(3,407)	225,694
Franklin Small Cap Value VIP Fund - Class 1	62,002	901	(524)	377	274	11,315	3,970	15,559	15,936	—	(519)	(519)	15,417	77,419
Franklin Small Cap Value VIP Fund - Class 2	748,073	9,173	(5,961)	3,212	(54,097)	146,140	93,525	185,568	188,780	137,710	(128,069)	9,641	198,421	946,494
Franklin Small-Mid Cap Growth VIP Fund - Class 2	828,549	—	(6,795)	(6,795)	(45,031)	133,938	162,736	251,643	244,848	101,625	(162,571)	(60,946)	183,902	1,012,451
Franklin U.S. Government Securities VIP Fund - Class 2	351,908	10,258	(2,493)	7,765	(2,723)	—	10,369	7,646	15,411	62,832	(45,885)	16,947	32,358	384,266
Invesco American Franchise Fund I	1,171,360	—	(9,556)	(9,556)	77,493	195,828	142,351	415,672	406,116	62,113	(194,096)	(131,983)	274,133	1,445,493

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Invesco American Franchise Fund II	$25,846	$—	$(218)	$(218)	$606	$4,714	$4,043	$9,363	$9,145	$2,904	$(5,078)	$(2,174)	$6,971	$32,817
Invesco Global Real Estate	437,825	22,221	(3,419)	18,802	9,041	568	66,661	76,270	95,072	38,348	(60,120)	(21,772)	73,300	511,125
Invesco Health Care	20,996	10	(157)	(147)	(674)	555	6,495	6,376	6,229	1,320	(3,222)	(1,902)	4,327	25,323
Invesco International Growth I	512,103	8,762	(3,930)	4,832	16,222	35,397	78,368	129,987	134,819	12,041	(60,335)	(48,294)	86,525	598,628
Invesco International Growth II	264,160	4,240	(2,245)	1,995	2,147	21,313	48,124	71,584	73,579	73,377	(33,665)	39,712	113,291	377,451
Invesco Mid Cap Growth Fund I	45,184	—	(386)	(386)	43	8,301	7,140	15,484	15,098	2,727	(2,925)	(198)	14,900	60,084
Invesco Mid Cap Growth Fund II	105,912	—	(904)	(904)	280	19,617	16,111	36,008	35,104	7,961	(5,718)	2,243	37,347	143,259
JP Morgan Insurance Trust Mid Cap Value I	981,798	17,984	(7,680)	10,304	29,921	74,672	132,209	236,802	247,106	81,286	(164,845)	(83,559)	163,547	1,145,345
JP Morgan Insurance Trust U.S. Equity I	804,831	7,852	(6,390)	1,462	65,671	64,412	107,431	237,514	238,976	26,353	(116,903)	(90,550)	148,426	953,257
Morningstar Aggressive Growth ETF Asset Allocation Class I	152,358	3,033	(1,253)	1,780	84	5,982	24,657	30,723	32,503	—	(3,911)	(3,911)	28,592	180,950
Morningstar Growth ETF Asset Allocation Class I	61,300	1,360	(498)	862	(226)	3,045	8,009	10,828	11,690	—	(1,594)	(1,594)	10,096	71,396
Morningstar Income & Growth ETF Asset Allocation Class I	13,887	366	(109)	257	(16)	360	1,097	1,441	1,698	—	(330)	(330)	1,368	15,255
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	501,302	—	(4,507)	(4,507)	2,531	43,458	117,586	163,575	159,068	17,235	(7,558)	9,677	168,745	670,047
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	22,956	182	(193)	(11)	(100)	2,965	861	3,726	3,715	2,876	(486)	2,390	6,105	29,061
PIMCO All Asset Portfolio Admin	67,076	2,099	(526)	1,573	8	—	5,810	5,818	7,391	—	(646)	(646)	6,745	73,821

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
PIMCO All Asset Portfolio Advisor	$27,761	$844	$(208)	$636	$63	$—	$2,371	$2,434	$3,070	$1,124	$(702)	$422	$3,492	$31,253
PIMCO CommodityRealReturn Strat. Administrative Class	474,569	23,656	(3,678)	19,978	(25,304)	—	56,859	31,555	51,533	94,178	(72,571)	21,607	73,140	547,709
PIMCO Total Return Admin	814,408	25,700	(6,326)	19,374	(294)	—	42,400	42,106	61,480	28,783	(11,208)	17,575	79,055	893,463
Pioneer Bond VCT Class I	966,638	32,144	(7,159)	24,985	(5,970)	—	60,683	54,713	79,698	50,307	(92,981)	(42,674)	37,024	1,003,662
Pioneer Equity Income VCT Class I	857,635	26,863	(7,185)	19,678	(1,680)	404,461	(211,340)	191,441	211,119	28,725	(12,058)	16,667	227,786	1,085,421
Pioneer Equity Income VCT Class II	462,125	10,334	(3,066)	7,268	(61,904)	183,838	(31,976)	89,958	97,226	12,868	(146,856)	(133,988)	(36,762)	425,363
Pioneer Fund VCT Class I	3,703,150	42,178	(30,905)	11,273	(266,229)	630,788	709,251	1,073,810	1,085,083	231,359	(519,043)	(287,684)	797,399	4,500,549
Pioneer High Yield VCT Class I1	637	14	(157)	(143)	(10)	—	49	39	(104)	1,705	(2,238)	(533)	(637)	—
Pioneer High Yield VCT Class II	132,374	5,747	(863)	4,884	1,138	—	10,007	11,145	16,029	2,441	(31,401)	(28,960)	(12,931)	119,443
Pioneer Mid Cap Value VCT Class I	1,110,718	16,617	(9,013)	7,604	4,767	78,648	205,197	288,612	296,216	65,091	(168,857)	(103,766)	192,450	1,303,168
Pioneer Real Estate VCT Class I	424,375	11,476	(3,737)	7,739	(5,437)	142,414	(29,111)	107,866	115,605	14,363	(7,185)	7,178	122,783	547,158
Pioneer Real Estate VCT Class II	483,527	10,676	(3,823)	6,853	(52,354)	159,715	12,801	120,162	127,015	66,383	(114,828)	(48,445)	78,570	562,097
Pioneer Select Mid Cap Growth VCT Class I	5,391,597	—	(48,109)	(48,109)	9,753	780,400	948,111	1,738,264	1,690,155	303,742	(666,542)	(362,800)	1,327,355	6,718,952
Pioneer Strategic Income VCT Class I	83,715	2,945	(654)	2,291	(39)	—	5,426	5,387	7,678	—	(245)	(245)	7,433	91,148
Pioneer Strategic Income VCT Class II	202,130	6,409	(1,447)	4,962	(525)	—	12,863	12,338	17,300	11,872	(22,315)	(10,443)	6,857	208,987

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Templeton Developing Markets VIP Fund - Class 1	$49,273	$688	$(411)	$277	$(11)	$—	$12,497	$12,486	$12,763	$—	$(336)	$(336)	$12,427	$61,700
Templeton Developing Markets VIP Fund - Class 2	841,815	9,244	(6,419)	2,825	(3,663)	—	212,964	209,301	212,126	101,659	(147,274)	(45,615)	166,511	1,008,326
Templeton Global Bond VIP Fund - Class 1	124,251	8,843	(1,026)	7,817	(219)	—	(5,816)	(6,035)	1,782	1,038	(2,475)	(1,437)	345	124,596
Templeton Global Bond VIP Fund - Class 2	153,591	12,710	(1,182)	11,528	(3,044)	—	(7,172)	(10,216)	1,312	33,893	(24,624)	9,269	10,581	164,172
Templeton Growth VIP Fund - Class 1	82,647	2,693	(661)	2,032	164	16,648	(6,799)	10,013	12,045	1,451	(864)	587	12,632	95,279
Templeton Growth VIP Fund - Class 2	129,322	3,816	(975)	2,841	(3,026)	26,212	(7,227)	15,959	18,800	17,350	(15,204)	2,146	20,946	150,268
Vanguard Balanced	836,172	24,763	(7,129)	17,634	705	49,792	111,923	162,420	180,054	31,279	(14,943)	16,336	196,390	1,032,562
Vanguard Equity Income	103,212	2,841	(869)	1,972	306	6,900	15,056	22,262	24,234	—	(325)	(325)	23,909	127,121
Vanguard Equity Index	4,444,649	98,983	(12,055)	86,928	22,739	129,603	1,280,156	1,432,498	1,519,426	1,914,868	(217,738)	1,697,130	3,216,556	7,661,205
Vanguard High Yield Bond	87,483	5,577	(713)	4,864	(13)	—	8,101	8,088	12,952	—	(267)	(267)	12,685	100,168
Vanguard International	175,117	2,876	(1,506)	1,370	947	6,272	44,444	51,663	53,033	1,451	(1,259)	192	53,225	228,342
Vanguard Mid-Cap Index	1,702,544	30,876	(4,016)	26,860	(782)	159,159	370,970	529,347	556,207	517,090	(94,287)	422,803	979,010	2,681,554
Vanguard Real Estate Index	45,890	1,451	(400)	1,051	334	2,622	8,706	11,662	12,713	—	(2,623)	(2,623)	10,090	55,980
Vanguard Small Company Growth	22,775	131	(197)	(66)	41	2,852	3,321	6,214	6,148	—	(493)	(493)	5,655	28,430
Vanguard Total Bond Market Index	4,975	133	(38)	95	4	—	290	294	389	—	(94)	(94)	295	5,270

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Vanguard Total Stock Market Index	$8,256,214	$201,128	$(480)	$200,648	$25,100	$360,109	$2,827,933	$3,213,142	$3,413,790	$3,535,646	$(605,094)	$2,930,552	$6,344,342	$14,600,556
Voya Global Equity Portfolio - Class S	352,002	9,794	(3,349)	6,445	3,486	18,126	42,687	64,299	70,744	32,106	(45,641)	(13,535)	57,209	409,211
VY JPMorgan Emerging Markets Equity Portfolio Initial	585,030	909	(5,835)	(4,926)	2,793	37,540	142,366	182,699	177,773	53,012	(81,016)	(28,004)	149,769	734,799
Wanger USA	438,603	1,288	(3,488)	(2,200)	(21,804)	87,132	65,422	130,750	128,550	7,347	(34,970)	(27,623)	100,927	539,530

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Notes to Financial Statements

1.ORGANIZATION
Symetra Separate Account SL (the “Separate Account”) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company (“Symetra Life”), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable life products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units (“Units”). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies (“Mutual Funds”) as indicated below. Not all sub-accounts are available in all Symetra Life variable life products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.

Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of
Symetra Life’s or Symetra Financial Corporation's other business activities.

The Statements of Operations and Changes in Net Assets are reported for the years ended December 31, 2018 and December 31, 2019 for the following sub-accounts, except as noted in footnotes 8, 9 to the table below.

Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
American Century Variable Portfolios, Inc.
American Century Balanced	VP Balanced Fund
American Century Inflation Protection I	VP Inflation Protection Class I Fund
American Century Inflation Protection II	VP Inflation Protection Class II Fund
American Century International	VP International Fund
American Century Large Company Value I8	VP Large Company Value Class I Fund
American Century Large Company Value II	VP Large Company Value Class II Fund
American Century Ultra I	VP Ultra Class I Fund
American Century Ultra II	VP Ultra Class II Fund
American Century Value	VP Value Fund

BNY Mellon Investment Portfolios
BNY Mellon MidCap Stock[2]	BNY Mellon IP MidCap Stock Portfolio — Initial Shares
BNY Mellon Technology Growth[3]	BNY Mellon IP Technology Growth Portfolio — Initial Shares

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index[4]	BNY Mellon Stock Index Fund, Inc. — Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity[5]	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. — Initial Shares

BNY Mellon Variable Investment Fund
BNY Mellon Appreciation[6]	BNY Mellon VIF Appreciation Portfolio — Initial Shares
BNY Mellon Quality Bond[7]	BNY Mellon VIF Quality Bond Portfolio — Initial Shares

Calvert Mutual Funds, Inc.
Calvert Nasdaq 100 Index	Calvert VP Nasdaq 100 Index Portfolio
Calvert Russell 2000 Small Cap Index	Calvert VP Russell 2000 Small Cap Index Portfolio

DWS Variable Series I and II
DWS CROCI International VIP - Class A	DWS CROCI International VIP — Class A
DWS Global Income Builder VIP A	DWS Global Income Builder VIP — Class A

Federated Insurance Series
Federated High Income Bond	Federated High Income Bond II
Federated Managed Volatility II	Federated Managed Volatility Fund II

Symetra Separate Account SL
Notes to Financial Statements

1. ORGANIZATION (continued)

Sub-Account	Mutual Fund
Fidelity Variable Insurance Products Fund I (VIP)
Fidelity Asset Manager	VIP Asset Manager Portfolio — Initial Class
Fidelity Asset Manager Growth	VIP Asset Manager Growth Portfolio
Fidelity Balanced	VIP Balanced Portfolio
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity High Income	VIP High Income Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio
Fidelity Investment Grade Bond	VIP Investment Grade Bond Portfolio — Initial Class
Fidelity Mid Cap I	VIP Mid Cap Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas	VIP Overseas Portfolio — Initial Class

Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund - Class 1[1]	Franklin Allocation VIP Fund — Class 1
Franklin Flex Cap Growth VIP Fund - Class 2	Franklin Flex Cap Growth VIP Fund — Class 2
Franklin Income VIP Fund - Class 1	Franklin Income VIP Fund — Class 1
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund — Class 2
Franklin Mutual Shares VIP Fund - Class 1[8]	Franklin Mutual Shares VIP Fund — Class 1
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Shares VIP Fund — Class 2
Franklin Small Cap Value VIP Fund - Class 1	Franklin Small Cap Value VIP Fund — Class 1
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund — Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund — Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund — Class 2

AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I	Invesco V.I. American Franchise Fund (Series I Shares)
Invesco American Franchise Fund II	Invesco V.I. American Franchise Fund (Series II Shares)
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund (Series I shares)
Invesco Health Care	Invesco V.I. Health Care Fund (Series I Shares)
Invesco International Growth I	Invesco V.I. International Growth Fund (Series I shares)
Invesco International Growth II	Invesco V.I. International Growth Fund (Series II shares)
Invesco Mid Cap Growth Fund I	Invesco V.I. Mid Cap Growth Fund (Series I Shares)
Invesco Mid Cap Growth Fund II	Invesco V.I. Mid Cap Growth Fund (Series II Shares)

JPMorgan Insurance Trust
JP Morgan Insurance Trust Mid Cap Value I	JP Morgan Insurance Trust Mid Cap Value Portfolio — Class I
JP Morgan Insurance Trust U.S. Equity I	JP Morgan Insurance Trust U.S. Equity Portfolio — Class I

Financial Investors Variable Insurance Trust
Morningstar Aggressive Growth ETF Asset Allocation - Class 1	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class 1
Morningstar Balanced ETF Asset Allocation - Class 1[8]	Morningstar Balanced ETF Asset Allocation Portfolio — Class 1
Morningstar Growth ETF Asset Allocation - Class 1	Morningstar Growth ETF Asset Allocation Portfolio — Class 1
Morningstar Income and Growth ETF Asset Allocation - Class 1	Morningstar Income and Growth ETF Asset Allocation Portfolio — Class 1

Symetra Separate Account SL
Notes to Financial Statements

1. ORGANIZATION (continued)

Sub-Account	Mutual Fund
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Growth Portfolio Class 1	Neuberger Berman AMT Mid Cap Growth Portfolio — Class 1
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class 1

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Admin	PIMCO All Asset Portfolio — Administrative Class Shares
PIMCO All Asset Portfolio Advisor	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat. Administrative Class	PIMCO CommodityRealReturn® Strategy Portfolio — Administrative Class Shares
PIMCO Total Return Admin	PIMCO Total Return Portfolio — Administrative Class Shares

Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Equity Income VCT Class I	Pioneer Equity Income VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class I9	Pioneer High Yield VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Real Estate VCT Class I	Pioneer Real Estate VCT Portfolio — Class I
Pioneer Real Estate VCT Class II	Pioneer Real Estate VCT Portfolio — Class II
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class I	Pioneer Strategic Income VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 1	Templeton Developing Markets VIP Fund — Class 1
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund — Class 2
Templeton Global Bond VIP Fund - Class 1	Templeton Global Bond VIP Fund — Class 1
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund — Class 2
Templeton Growth VIP Fund - Class 1	Templeton Growth VIP Fund — Class 1
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund — Class 2

Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard Diversified Value[8]	Vanguard VIF — Diversified Value Portfolio
Vanguard Equity Income	Vanguard VIF — Equity Income Portfolio
Vanguard Equity Index	Vanguard VIF — Equity Index Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard Real Estate Index	Vanguard VIF — Real Estate Index Portfolio
Vanguard Small Company Growth	Vanguard VIF — Small Company Growth Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global Equity Portfolio - Class S	Voya Global Equity Portfolio — Class S

Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I

Symetra Separate Account SL
Notes to Financial Statements

1. ORGANIZATION (continued)

Sub-Account	Mutual Fund
Wanger Advisors Trust
Wanger USA	Wanger USA

1 Franklin Allocation VIP Fund - Class 1 was known as Franklin Founding Funds Allocation VIP Fund - Class 1 prior to May 1, 2019.
2 BNY Mellon MidCap Stock was known as Dreyfus MidCap Stock prior to June 3, 2019.
3 BNY Mellon Technology Growth was known as Dreyfus Technology Growth prior to June 3, 2019.
4 BNY Mellon Stock Index was known as Dreyfus Stock Index prior to June 3, 2019.
5 BNY Mellon Sustainable U.S. Equity was known as Dreyfus Sustainable U.S. Equity prior to June 3, 2019.
6 BNY Mellon Appreciation was known as Dreyfus Appreciation prior to June 3, 2019.
7 BNY Mellon Quality Bond was known as Dreyfus Quality Bond prior to June 3, 2019.
8 There was no activity in the current year and the prior year and no net asset balance to report on the Statements of Assets and Liabilities as of
December 31, 2019.
9 There was activity in the current year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2019.

Symetra Separate Account SL
Notes to Financial Statements

2.SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC).

INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority (“Level 1”), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities (“Level 2”) and significant unobservable inputs, including the reporting entity’s estimates of the assumptions that market participants would use, having the lowest priority (“Level 3”).

The availability of observable market information is the principal factor in determining the level to which the Separate Account’s investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.

INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.

INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.

DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.

FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a “Life Insurance Company” under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.

3.EXPENSES AND RELATED PARTY TRANSACTIONS
Symetra Life assumes mortality and expense (“M&E”) risks related to the operations of the Separate Account. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these risks. The daily charge for the PREMIER Variable Universal Life product is, on an annual basis, equal to a rate of 0.70 percent of the average daily net assets of the Separate Account. The daily charge for the Enhanced Variable Universal Life product is, on an annual basis, equal to a rate of 0.90 percent of the average daily net assets of the Separate Account. The daily charge for Symetra Complete and Symetra Complete Advisor are, on an annual basis, equal to a rate of 0.75 percent of the policy value in policy years 1 through 20, 0.60 percent of the policy value in policy years 21 through 30 and 0.50 percent in all remaining policy years. This charge is included in the net investment income (loss) in the accompanying Statements of Operations and Changes in Net Assets.

Symetra Life deducts an expense charge for the Milestone VUL-G product on the policy date and on each monthly anniversary day. For policy years 1-20 a minimum current and guaranteed charge of $0.03 per $1000 of initial specified amount and a maximum current charge of $1.67 per $1000 and a guaranteed charge of $2.17 per $1000 of initial specified amount.

Symetra Life deducts a distribution charge for the Symetra Complete product to compensate the broker-dealer firm that sold the policy. The daily charge, on an annual basis, ranges from 0.50 percent to 1.50 percent based on the total policy value. The distribution charge is recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. This charge does not apply to Symetra Complete Advisor.

Symetra Life deducts a monthly administration charge of $4 for each Enhanced Variable Universal Life contract and $5 for each PREMIER Variable Universal Life contract from the Separate Account. Monthly administration charges for Symetra Complete and Symetra Complete Advisor are 0.025 percent of the policy value not to exceed $8 per month. The monthly administrative charge for Milestone VUL-G is $20 for the current charge and $60 for the guaranteed charge on the policy date and on each monthly anniversary day. The administration charges are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

For all variable life insurance products, Symetra deducts amounts from the sub-accounts to cover the cost of insurance. These charges vary from month to month in accordance with the terms of the individual policy holders and are deducted through termination of units of interest from policy

Symetra Separate Account SL
Notes to Financial Statements

3.    EXPENSES AND RELATED PARTY TRANSACTIONS (continued)
holder accounts. The costs of insurance are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year for Enhanced Variable Universal Life. A withdrawal charge for the Milestone VUL-G is $25 upon each withdrawal amount. A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year for Enhanced Variable Universal Life. A transfer charge for Milestone VUL-G is $25 upon each transfer. A surrender charge may be applicable in the first eight years on withdrawals that exceed the free withdrawal amount. A surrender charge schedule will be issued for Milestone VUL-G and will be applicable if you surrender your policy during the first fifteen policy years. If a policy is reinstated, the amount of the surrender charge is reinstated. The withdrawal charge, transfer charge and surrender charge is reflected as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.

4. INVESTMENT TRANSACTIONS
The following table summarizes purchases and proceeds from sales activity by sub-account for the year ended December 31, 2019.

Sub-Account	Purchases	Proceeds From Sales
American Century Balanced	$153,824	$176,585
American Century Inflation Protection I	2,018	2,175
American Century Inflation Protection II	142,858	126,111
American Century International	77,714	165,682
American Century Large Company Value II	6,721	5,219
American Century Ultra I	25,663	6,282
American Century Ultra II	92,062	9,951
American Century Value	137,599	96,336
BNY Mellon Appreciation[1]	114,685	27,311
BNY Mellon MidCap Stock[1]	123,640	148,970
BNY Mellon Quality Bond[1]	14,128	34,537
BNY Mellon Stock Index[1]	150,330	171,002
BNY Mellon Sustainable U.S. Equity[1]	28,090	16,169
BNY Mellon Technology Growth[1]	265,774	116,850
Calvert Nasdaq 100 Index	65,009	22,362
Calvert Russell 2000 Small Cap Index	1,008	348
DWS CROCI International VIP - Class A	9,059	16,251
DWS Global Income Builder VIP A	31,979	23,906
Federated High Income Bond	12,940	9,749
Federated Managed Volatility II	4,133	3,679
Fidelity Asset Manager	353,013	378,406
Fidelity Asset Manager Growth	55,399	52,557
Fidelity Balanced	10,130	14,640
Fidelity Contrafund	1,126,268	727,786
Fidelity Equity-Income	839,360	701,690
Fidelity Government Money Market Portfolio - Initial Class	129,707	207,678
Fidelity Growth	1,083,600	1,214,687
Fidelity Growth & Income	174,765	155,857
Fidelity Growth Opportunities	145,675	201,521
Fidelity High Income	59,872	63,899
Fidelity Index 500	389,959	517,198
Fidelity Investment Grade Bond	56,750	141,129
Fidelity Mid Cap I	9,091	1,268

Symetra Separate Account SL
Notes to Financial Statements

4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Fidelity Mid Cap II	$191,452	$101,665
Fidelity Overseas	213,329	244,910
Franklin Allocation VIP Fund - Class 1[1]	2,405	1,201
Franklin Flex Cap Growth VIP Fund - Class 2	22,120	7,810
Franklin Income VIP Fund - Class 1	1,397	532
Franklin Income VIP Fund - Class 2	12,550	55,047
Franklin Mutual Shares VIP Fund - Class 2	37,151	61,861
Franklin Small Cap Value VIP Fund - Class 1	12,216	1,043
Franklin Small Cap Value VIP Fund - Class 2	255,605	96,612
Franklin Small-Mid Cap Growth VIP Fund - Class 2	205,544	139,346
Franklin U.S. Government Securities VIP Fund - Class 2	59,423	34,711
Invesco American Franchise Fund I	217,288	162,998
Invesco American Franchise Fund II	6,357	4,035
Invesco Global Real Estate	38,956	41,358
Invesco Health Care	1,835	3,329
Invesco International Growth I	48,449	56,516
Invesco International Growth II	87,030	24,012
Invesco Mid Cap Growth Fund I	9,840	2,123
Invesco Mid Cap Growth Fund II	26,062	5,104
JP Morgan Insurance Trust Mid Cap Value I	134,590	133,175
JP Morgan Insurance Trust U.S. Equity I	86,816	111,493
Morningstar Aggressive Growth ETF Asset Allocation Class I	9,015	5,162
Morningstar Growth ETF Asset Allocation Class I	4,404	2,093
Morningstar Income & Growth ETF Asset Allocation Class I	726	438
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	60,234	11,605
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	6,023	679
PIMCO All Asset Portfolio Admin	2,099	1,171
PIMCO All Asset Portfolio Advisor	1,885	827
PIMCO CommodityRealReturn Strat. Administrative Class	92,778	51,193
PIMCO Total Return Admin	53,919	16,970
Pioneer Bond VCT Class I	64,551	82,241
Pioneer Equity Income VCT Class I	459,337	18,531
Pioneer Equity Income VCT Class II	200,078	142,959
Pioneer Fund VCT Class I	732,555	378,179
Pioneer High Yield VCT Class I1	14	691
Pioneer High Yield VCT Class II	7,529	31,605
Pioneer Mid Cap Value VCT Class I	124,467	141,982
Pioneer Real Estate VCT Class I	167,951	10,619
Pioneer Real Estate VCT Class II	209,103	90,979
Pioneer Select Mid Cap Growth VCT Class I	867,608	498,118
Pioneer Strategic Income VCT Class I	2,945	898
Pioneer Strategic Income VCT Class II	10,232	15,714
Templeton Developing Markets VIP Fund - Class 1	688	747
Templeton Developing Markets VIP Fund - Class 2	61,649	104,438
Templeton Global Bond VIP Fund - Class 1	8,843	2,463
Templeton Global Bond VIP Fund - Class 2	42,757	21,958
Templeton Growth VIP Fund - Class 1	20,792	1,524
Templeton Growth VIP Fund - Class 2	41,524	10,326
Vanguard Balanced	102,596	18,834
Vanguard Equity Income	9,741	1,193
Vanguard Equity Index	2,134,390	220,730

Symetra Separate Account SL
Notes to Financial Statements

4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Vanguard High Yield Bond	$5,577	$979
Vanguard International	10,599	2,763
Vanguard Mid-Cap Index	696,253	87,431
Vanguard Real Estate Index	4,072	3,021
Vanguard Small Company Growth	2,983	690
Vanguard Total Bond Market Index	133	131
Vanguard Total Stock Market Index	4,072,616	581,311
Voya Global Equity Portfolio - Class S	46,496	35,464
VY JPMorgan Emerging Markets Equity Portfolio Initial	70,282	65,671
Wanger USA	90,920	33,609

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

5.CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years ended December 31, 2019, and 2018 were as follows:

	2019			2018
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
American Century Balanced	5,571	(7,527)	(1,956)	3,701	(6,200)	(2,499)
American Century Inflation Protection I	—	(15)	(15)	—	(15)	(15)
American Century Inflation Protection II	11,827	(11,655)	172	10,469	(6,673)	3,796
American Century International	2,462	(8,156)	(5,694)	6,525	(5,389)	1,136
American Century Large Company Value II	173	(224)	(51)	304	(3,280)	(2,976)
American Century Ultra I	190	(146)	44	251	(1,700)	(1,449)
American Century Ultra II	2,172	(343)	1,829	3,310	(222)	3,088
American Century Value	3,193	(4,418)	(1,225)	4,020	(5,962)	(1,942)
BNY Mellon Appreciation[1]	1,397	(1,520)	(123)	1,543	(4,698)	(3,155)
BNY Mellon MidCap Stock[1]	2,208	(5,964)	(3,756)	2,633	(5,032)	(2,399)
BNY Mellon Quality Bond[1]	1,119	(2,307)	(1,188)	1,331	(3,398)	(2,067)
BNY Mellon Stock Index[1]	2,951	(5,266)	(2,315)	2,940	(6,131)	(3,191)
BNY Mellon Sustainable U.S. Equity[1]	1,314	(1,353)	(39)	1,357	(8,480)	(7,123)
BNY Mellon Technology Growth[1]	2,225	(7,302)	(5,077)	2,728	(10,216)	(7,488)
Calvert Nasdaq 100 Index	69	(60)	9	82	(60)	22
Calvert Russell 2000 Small Cap Index	—	(2)	(2)	—	(1)	(1)
DWS CROCI International VIP - Class A	1,182	(2,245)	(1,063)	1,167	(1,906)	(739)
DWS Global Income Builder VIP A	1,870	(2,265)	(395)	2,300	(10,151)	(7,851)
Federated High Income Bond	275	(401)	(126)	361	(2,239)	(1,878)
Federated Managed Volatility II	180	(210)	(30)	193	(316)	(123)
Fidelity Asset Manager	933	(2,143)	(1,210)	847	(3,622)	(2,775)
Fidelity Asset Manager Growth	480	(1,153)	(673)	571	(991)	(420)
Fidelity Balanced	198	(486)	(288)	207	(190)	17
Fidelity Contrafund	3,692	(9,233)	(5,541)	4,641	(14,109)	(9,468)
Fidelity Equity-Income	2,723	(7,653)	(4,930)	9,346	(8,016)	1,330
Fidelity Government Money Market Portfolio - Initial Class:	8,899	(17,174)	(8,275)	10,458	(30,426)	(19,968)
Fidelity Growth	5,878	(14,699)	(8,821)	7,045	(20,415)	(13,370)
Fidelity Growth & Income	2,127	(5,487)	(3,360)	2,354	(5,770)	(3,416)

Symetra Separate Account SL
Notes to Financial Statements

5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2019			2018
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Fidelity Growth Opportunities	1,443	(5,762)	(4,319)	1,585	(6,618)	(5,033)
Fidelity High Income	367	(1,090)	(723)	513	(2,441)	(1,928)
Fidelity Index 500	2,444	(5,519)	(3,075)	2,485	(6,279)	(3,794)
Fidelity Investment Grade Bond	253	(902)	(649)	331	(1,810)	(1,479)
Fidelity Mid Cap I	—	(6)	(6)	—	(6)	(6)
Fidelity Mid Cap II	3,788	(4,621)	(833)	4,798	(5,758)	(960)
Fidelity Overseas	1,154	(2,794)	(1,640)	952	(1,614)	(662)
Franklin Allocation VIP Fund - Class 1[1]	9	(16)	(7)	9	(15)	(6)
Franklin Flex Cap Growth VIP Fund - Class 2	514	(246)	268	2,108	(272)	1,836
Franklin Income VIP Fund - Class 1	—	(3)	(3)	—	(3)	(3)
Franklin Income VIP Fund - Class 2	465	(2,784)	(2,319)	538	(736)	(198)
Franklin Mutual Shares VIP Fund - Class 2	694	(2,713)	(2,019)	729	(3,227)	(2,498)
Franklin Small Cap Value VIP Fund - Class 1	—	(5)	(5)	—	(4)	(4)
Franklin Small Cap Value VIP Fund - Class 2	4,999	(4,737)	262	5,808	(6,328)	(520)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4,895	(8,028)	(3,133)	4,207	(6,327)	(2,120)
Franklin U.S. Government Securities VIP Fund - Class 2	3,411	(2,523)	888	2,028	(6,996)	(4,968)
Invesco American Franchise Fund I	3,040	(9,308)	(6,268)	3,226	(12,385)	(9,159)
Invesco American Franchise Fund II	119	(198)	(79)	117	(157)	(40)
Invesco Global Real Estate	829	(1,312)	(483)	1,011	(1,924)	(913)
Invesco Health Care	37	(92)	(55)	44	(11)	33
Invesco International Growth I	351	(1,804)	(1,453)	512	(1,480)	(968)
Invesco International Growth II	4,231	(1,992)	2,239	1,791	(3,520)	(1,729)
Invesco Mid Cap Growth Fund I	73	(78)	(5)	100	(485)	(385)
Invesco Mid Cap Growth Fund II	369	(267)	102	4,741	(1,164)	3,577
JP Morgan Insurance Trust Mid Cap Value I	2,243	(4,526)	(2,283)	3,000	(4,757)	(1,757)
JP Morgan Insurance Trust U.S. Equity I	696	(3,030)	(2,334)	1,075	(1,209)	(134)
Morningstar Aggressive Growth ETF Asset Allocation Class I	—	(31)	(31)	441	(566)	(125)
Morningstar Growth ETF Asset Allocation Class I	—	(13)	(13)	433	(532)	(99)
Morningstar Income & Growth ETF Asset Allocation Class I	—	(2)	(2)	742	(745)	(3)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	63	(47)	16	73	(45)	28
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	14	(3)	11	133	(182)	(49)
PIMCO All Asset Portfolio Admin	—	(8)	(8)	—	(7)	(7)
PIMCO All Asset Portfolio Advisor	66	(41)	25	67	(85)	(18)
PIMCO CommodityRealReturn Strat. Administrative Class	14,566	(11,086)	3,480	12,340	(13,799)	(1,459)
PIMCO Total Return Admin	165	(103)	62	180	(99)	81
Pioneer Bond VCT Class I	1,482	(2,575)	(1,093)	1,311	(2,322)	(1,011)
Pioneer Equity Income VCT Class I	117	(83)	34	128	(80)	48
Pioneer Equity Income VCT Class II	469	(5,450)	(4,981)	1,223	(6,202)	(4,979)
Pioneer Fund VCT Class I	6,111	(13,572)	(7,461)	6,708	(14,027)	(7,319)
Pioneer High Yield VCT Class I1	9	(13)	(4)	9	(11)	(2)
Pioneer High Yield VCT Class II	120	(1,564)	(1,444)	245	(610)	(365)
Pioneer Mid Cap Value VCT Class I	1,769	(4,396)	(2,627)	1,653	(3,585)	(1,932)
Pioneer Real Estate VCT Class I	65	(50)	15	75	(49)	26
Pioneer Real Estate VCT Class II	3,312	(5,741)	(2,429)	5,440	(7,370)	(1,930)
Pioneer Select Mid Cap Growth VCT Class I	5,464	(11,971)	(6,507)	5,999	(32,757)	(26,758)
Pioneer Strategic Income VCT Class I	—	(5)	(5)	—	(5)	(5)
Pioneer Strategic Income VCT Class II	660	(1,240)	(580)	1,150	(4,759)	(3,609)
Templeton Developing Markets VIP Fund - Class 1	—	(7)	(7)	—	(7)	(7)

Symetra Separate Account SL
Notes to Financial Statements

5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2019			2018
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Templeton Developing Markets VIP Fund - Class 2	3,751	(5,412)	(1,661)	5,852	(7,373)	(1,521)
Templeton Global Bond VIP Fund - Class 1	6	(19)	(13)	6	(19)	(13)
Templeton Global Bond VIP Fund - Class 2	1,676	(1,244)	432	318	(672)	(354)
Templeton Growth VIP Fund - Class 1	11	(12)	(1)	—	(11)	(11)
Templeton Growth VIP Fund - Class 2	906	(789)	117	872	(2,465)	(1,593)
Vanguard Balanced	134	(100)	34	151	(95)	56
Vanguard Equity Income	—	(4)	(4)	—	(5)	(5)
Vanguard Equity Index	141,315	(15,379)	125,936	256,682	(19,313)	237,369
Vanguard High Yield Bond	—	(4)	(4)	—	(5)	(5)
Vanguard International	9	(17)	(8)	—	(18)	(18)
Vanguard Mid-Cap Index	40,909	(7,261)	33,648	88,762	(3,589)	85,173
Vanguard Real Estate Index	—	(13)	(13)	19	(38)	(19)
Vanguard Small Company Growth	—	(2)	(2)	—	(3)	(3)
Vanguard Total Bond Market Index	—	(1)	(1)	—	(1)	(1)
Vanguard Total Stock Market Index	315,541	(47,404)	268,137	561,871	(22,222)	539,649
Voya Global Equity Portfolio - Class S	162	(299)	(137)	207	(520)	(313)
VY JPMorgan Emerging Markets Equity Portfolio Initial	292	(387)	(95)	309	(623)	(314)
Wanger USA	126	(615)	(489)	153	(860)	(707)

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

Symetra Separate Account SL
Notes to Financial Statements

6.ACCUMULATION UNIT VALUES
The following table summarizes the Unit values and Units outstanding for sub-accounts by net investment income ratios and the expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2019.

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
American Century Balanced
	2019	$32.128	to	$224.072	40,934	$1,398,905	1.56%	0.70%	to	0.75%	19.01%	to	19.85%
	2018	26.995	to	186.958	42,890	1,229,377	1.41	0.70	to	0.75	(4.50)	to	(3.83)
	2017	28.268	to	194.403	45,389	1,359,211	1.55	0.70	to	0.75	13.12	to	13.91
	2016	24.990	to	170.664	45,798	1,212,975	1.58	0.70	to	0.75	6.25	to	6.99
	2015	23.520	to	159.509	51,051	1,266,145	1.73	0.70	to	0.75	(3.25)	to	(2.57)
American Century Inflation Protection I
	2019	148.591	to	148.591	540	80,223	2.56	0.75	to	0.75	9.16	to	9.16
	2018	136.127	to	136.127	555	75,551	3.09	0.75	to	0.75	(2.57)	to	(2.57)
	2017	139.720	to	139.720	570	79,659	2.86	0.75	to	0.75	3.92	to	3.92
	2016	134.444	to	134.444	586	78,702	2.14	0.75	to	0.75	4.71	to	4.71
	2015	128.402	to	128.402	601	77,202	2.33	0.75	to	0.75	(2.28)	to	(2.28)
American Century Inflation Protection II
	2019	14.559	to	14.559	63,158	919,516	2.32	0.70	to	0.70	8.14	to	8.14
	2018	13.463	to	13.463	62,986	847,974	2.87	0.70	to	0.70	(3.50)	to	(3.50)
	2017	13.951	to	13.951	59,190	825,763	2.67	0.70	to	0.70	2.94	to	2.94
	2016	13.552	to	13.552	53,904	730,480	1.80	0.70	to	0.70	3.66	to	3.66
	2015	13.073	to	13.073	54,405	711,189	2.00	0.70	to	0.70	(3.15)	to	(3.15)
American Century International
	2019	27.342	to	165.519	32,693	906,927	0.89	0.70	to	0.75	27.52	to	28.42
	2018	21.441	to	128.889	38,387	833,465	1.28	0.70	to	0.75	(15.82)	to	(15.22)
	2017	25.469	to	152.027	37,251	961,316	0.88	0.70	to	0.75	30.30	to	31.20
	2016	19.547	to	115.870	39,809	788,060	1.08	0.70	to	0.75	(6.16)	to	(5.50)
	2015	20.830	to	122.611	42,673	899,559	0.37	0.70	to	0.75	0.06	to	0.76
American Century Large Company Value I1
	2019	207.458	to	207.458	—	—	—	0.75	to	0.75	27.48	to	27.48
	2018	162.742	to	162.742	—	—	—	0.75	to	0.75	(8.04)	to	(8.04)
	2017	176.972	to	176.972	—	—	—	0.75	to	0.75	11.07	to	11.07
	2016	159.331	to	159.331	—	—	—	0.75	to	0.75	15.25	to	15.25
	2015	138.251	to	138.251	—	—	1.18	0.75	to	0.75	(3.89)	to	(3.89)
American Century Large Company Value II
	2019	24.177	to	24.177	3,518	85,042	1.90	0.70	to	0.70	26.42	to	26.42
	2018	19.124	to	19.124	3,569	68,261	1.67	0.70	to	0.70	(8.83)	to	(8.83)
	2017	20.976	to	20.976	6,545	137,292	1.56	0.70	to	0.70	10.19	to	10.19
	2016	19.037	to	19.037	6,533	124,374	2.00	0.70	to	0.70	14.22	to	14.22
	2015	16.667	to	16.667	6,270	104,495	1.35	0.70	to	0.70	(4.72)	to	(4.72)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
American Century Ultra I
	2019	$44.375	to	$44.375	4,678	$207,594	—%	0.70%	to	0.70%	33.64%	to	33.64%
	2018	33.204	to	33.204	4,634	153,881	0.26	0.70	to	0.70	0.05	to	0.05
	2017	33.187	to	33.187	6,083	201,882	0.36	0.70	to	0.70	31.30	to	31.30
	2016	25.275	to	25.275	6,456	163,191	0.33	0.70	to	0.70	3.72	to	3.72
	2015	24.368	to	24.368	6,541	159,395	0.44	0.70	to	0.70	5.53	to	5.53
American Century Ultra II
	2019	34.741	to	34.741	9,408	326,845	—	0.70	to	0.70	33.52	to	33.52
	2018	26.019	to	26.019	7,579	197,198	0.10	0.70	to	0.70	(0.11)	to	(0.11)
	2017	26.047	to	26.047	4,491	116,980	0.21	0.70	to	0.70	31.09	to	31.09
	2016	19.870	to	19.870	3,176	63,116	0.21	0.70	to	0.70	3.62	to	3.62
	2015	19.175	to	19.175	2,482	47,586	0.29	0.70	to	0.70	5.31	to	5.31
American Century Value
	2019	33.733	to	33.733	35,660	1,202,924	2.12	0.70	to	0.70	26.15	to	26.15
	2018	26.741	to	26.741	36,885	986,333	1.66	0.70	to	0.70	(9.79)	to	(9.79)
	2017	29.642	to	29.642	38,827	1,150,908	1.67	0.70	to	0.70	7.99	to	7.99
	2016	27.449	to	27.449	39,361	1,080,515	1.74	0.70	to	0.70	19.64	to	19.64
	2015	22.943	to	22.943	40,618	931,894	2.14	0.70	to	0.70	(4.55)	to	(4.55)
BNY Mellon Appreciation[1]
	2019	28.871	to	28.871	31,466	908,432	1.17	0.70	to	0.70	35.14	to	35.14
	2018	21.363	to	21.363	31,589	674,823	1.25	0.70	to	0.70	(7.50)	to	(7.50)
	2017	23.096	to	23.096	34,744	802,433	1.34	0.70	to	0.70	26.44	to	26.44
	2016	18.266	to	18.266	36,753	671,286	1.65	0.70	to	0.70	7.16	to	7.16
	2015	17.046	to	17.046	37,515	639,423	1.71	0.70	to	0.70	(3.15)	to	(3.15)
BNY Mellon MidCap Stock[1]
	2019	33.409	to	33.409	36,054	1,204,538	0.66	0.70	to	0.70	19.34	to	19.34
	2018	27.994	to	27.994	39,810	1,114,440	0.58	0.70	to	0.70	(16.08)	to	(16.08)
	2017	33.359	to	33.359	42,209	1,408,031	1.06	0.70	to	0.70	14.58	to	14.58
	2016	29.115	to	29.115	44,177	1,286,224	1.05	0.70	to	0.70	14.66	to	14.66
	2015	25.392	to	25.392	47,408	1,203,789	0.60	0.70	to	0.70	(2.97)	to	(2.97)
BNY Mellon Quality Bond[1]
	2019	20.493	to	20.493	10,534	215,874	1.93	0.70	to	0.70	7.30	to	7.30
	2018	19.099	to	19.099	11,722	223,880	2.76	0.70	to	0.70	(3.23)	to	(3.23)
	2017	19.736	to	19.736	13,789	272,144	2.12	0.70	to	0.70	3.77	to	3.77
	2016	19.019	to	19.019	17,182	326,812	1.77	0.70	to	0.70	0.81	to	0.81
	2015	18.866	to	18.866	18,993	358,314	2.04	0.70	to	0.70	(2.33)	to	(2.33)
BNY Mellon Stock Index[1]
	2019	40.712	to	40.712	27,818	1,132,547	1.46	0.70	to	0.70	29.93	to	29.93
	2018	31.334	to	31.334	30,133	944,190	1.39	0.70	to	0.70	(5.52)	to	(5.52)
	2017	33.165	to	33.165	33,324	1,105,192	1.46	0.70	to	0.70	20.37	to	20.37
	2016	27.553	to	27.553	36,131	995,591	1.78	0.70	to	0.70	10.67	to	10.67
	2015	24.897	to	24.897	35,352	880,190	1.58	0.70	to	0.70	0.16	to	0.16

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
BNY Mellon Sustainable U.S. Equity[1]
	2019	$19.097	to	$19.097	18,556	$354,365	1.44%	0.70%	to	0.70%	33.42%	to	33.42%
	2018	14.313	to	14.313	18,595	266,149	2.07	0.70	to	0.70	(5.07)	to	(5.07)
	2017	15.078	to	15.078	25,718	387,777	1.12	0.70	to	0.70	14.53	to	14.53
	2016	13.165	to	13.165	26,530	349,304	1.29	0.70	to	0.70	9.61	to	9.61
	2015	12.011	to	12.011	30,498	366,333	1.02	0.70	to	0.70	(3.87)	to	(3.87)
BNY Mellon Technology Growth[1]
	2019	15.754	to	413.082	57,476	2,108,698	—	0.70	to	0.75	24.93	to	25.82
	2018	12.610	to	328.322	62,553	1,741,992	—	0.70	to	0.75	(1.68)	to	(0.98)
	2017	12.825	to	331.583	70,041	1,854,139	—	0.70	to	0.75	41.65	to	42.64
	2016	9.054	to	232.463	72,385	1,318,688	—	0.70	to	0.75	4.00	to	4.72
	2015	8.706	to	221.980	87,369	1,380,692	—	0.70	to	0.75	5.41	to	6.16
Calvert Nasdaq 100 Index
	2019	442.499	to	442.499	3,180	1,407,084	0.52	0.75	to	0.75	38.78	to	38.78
	2018	318.855	to	318.855	3,171	1,011,218	0.56	0.75	to	0.75	(0.47)	to	(0.47)
	2017	320.351	to	320.351	3,149	1,008,713	0.50	0.75	to	0.75	32.35	to	32.35
	2016	242.049	to	242.049	3,115	754,101	0.54	0.75	to	0.75	6.59	to	6.59
	2015	227.077	to	227.077	3,056	694,055	0.52	0.75	to	0.75	9.07	to	9.07
Calvert Russell 2000 Small Cap Index
	2019	241.006	to	241.006	52	12,520	0.93	0.75	to	0.75	25.07	to	25.07
	2018	192.691	to	192.691	54	10,313	1.08	0.75	to	0.75	(11.23)	to	(11.23)
	2017	217.070	to	217.070	55	11,969	0.78	0.75	to	0.75	14.37	to	14.37
	2016	189.794	to	189.794	57	10,760	0.57	0.75	to	0.75	20.92	to	20.92
	2015	156.959	to	156.959	58	9,154	0.15	0.75	to	0.75	(5.19)	to	(5.19)
DWS CROCI International VIP - Class A
	2019	9.694	to	9.694	12,138	117,664	3.01	0.70	to	0.70	20.92	to	20.92
	2018	8.017	to	8.017	13,201	105,828	1.08	0.70	to	0.70	(14.99)	to	(14.99)
	2017	9.431	to	9.431	13,940	131,468	6.77	0.70	to	0.70	21.11	to	21.11
	2016	7.787	to	7.787	14,088	109,713	10.97	0.70	to	0.70	0.04	to	0.04
	2015	7.784	to	7.784	19,191	149,389	4.09	0.70	to	0.70	(6.14)	to	(6.14)
DWS Global Income Builder VIP A
	2019	19.019	to	19.019	26,315	500,477	3.78	0.70	to	0.70	19.32	to	19.32
	2018	15.939	to	15.939	26,710	425,714	3.94	0.70	to	0.70	(8.31)	to	(8.31)
	2017	17.383	to	17.383	34,561	600,779	2.96	0.70	to	0.70	15.72	to	15.72
	2016	15.021	to	15.021	35,658	535,642	4.15	0.70	to	0.70	6.07	to	6.07
	2015	14.161	to	14.161	36,738	520,257	3.16	0.70	to	0.70	(2.13)	to	(2.13)
Federated High Income Bond
	2019	30.458	to	30.458	4,334	132,010	6.05	0.70	to	0.70	13.75	to	13.75
	2018	26.777	to	26.777	4,460	119,428	8.41	0.70	to	0.70	(3.97)	to	(3.97)
	2017	27.883	to	27.883	6,338	176,710	6.88	0.70	to	0.70	6.20	to	6.20
	2016	26.256	to	26.256	7,216	189,481	6.16	0.70	to	0.70	14.02	to	14.02
	2015	23.027	to	23.027	8,016	184,590	5.61	0.70	to	0.70	(3.25)	to	(3.25)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Federated Managed Volatility II
	2019	$20.244	to	$20.244	4,307	$87,181	2.04%	0.70%	to	0.70%	19.39%	to	19.39%
	2018	16.956	to	16.956	4,337	73,547	2.87	0.70	to	0.70	(9.14)	to	(9.14)
	2017	18.661	to	18.661	4,460	83,225	3.77	0.70	to	0.70	17.29	to	17.29
	2016	15.910	to	15.910	4,973	79,123	4.80	0.70	to	0.70	6.94	to	6.94
	2015	14.878	to	14.878	5,121	76,184	4.24	0.70	to	0.70	(8.20)	to	(8.20)
Fidelity Asset Manager
	2019	28.753	to	532.603	16,995	3,736,588	1.77	0.70	to	0.90	17.43	to	17.19
	2018	24.486	to	454.479	18,205	3,376,304	1.65	0.70	to	0.90	(6.01)	to	(6.20)
	2017	26.053	to	484.534	20,980	3,935,853	1.92	0.70	to	0.90	13.31	to	13.08
	2016	22.993	to	428.469	21,181	3,517,753	1.46	0.70	to	0.90	2.35	to	2.15
	2015	22.464	to	419.451	24,733	3,798,871	1.54	0.70	to	0.90	(0.55)	to	(0.76)
Fidelity Asset Manager Growth
	2019	27.920	to	430.694	11,014	681,353	1.56	0.70	to	0.90	21.97	to	21.73
	2018	22.891	to	353.819	11,687	591,897	1.45	0.70	to	0.90	(8.30)	to	(8.48)
	2017	24.962	to	386.606	12,107	659,351	1.35	0.70	to	0.90	17.90	to	17.67
	2016	21.172	to	328.562	12,357	489,439	1.35	0.70	to	0.90	1.75	to	1.55
	2015	20.808	to	323.555	13,498	547,696	1.16	0.70	to	0.90	(0.62)	to	(0.82)
Fidelity Balanced
	2019	36.335	to	36.335	2,510	91,189	1.69	0.70	to	0.70	23.64	to	23.64
	2018	29.388	to	29.388	2,798	82,231	1.47	0.70	to	0.70	(4.89)	to	(4.89)
	2017	30.900	to	30.900	2,781	85,939	1.48	0.70	to	0.70	15.61	to	15.61
	2016	26.727	to	26.727	2,814	75,219	1.29	0.70	to	0.70	6.52	to	6.52
	2015	25.091	to	25.091	3,157	79,203	1.54	0.70	to	0.70	(0.11)	to	(0.11)
Fidelity Contrafund
	2019	59.935	to	986.593	81,972	9,746,685	0.46	0.70	to	0.90	30.66	to	30.40
	2018	45.871	to	756.592	87,513	7,962,570	0.70	0.70	to	0.90	(7.03)	to	(7.22)
	2017	49.341	to	815.468	96,981	9,362,070	1.00	0.70	to	0.90	21.03	to	20.79
	2016	40.768	to	675.127	101,933	8,196,672	0.81	0.70	to	0.90	7.25	to	7.04
	2015	38.011	to	630.722	106,940	8,188,420	1.00	0.70	to	0.90	(0.03)	to	(0.23)
Fidelity Equity-Income
	2019	37.084	to	984.504	54,872	8,638,585	2.01	0.70	to	0.90	26.55	to	26.30
	2018	29.303	to	779.487	59,802	7,246,797	2.29	0.70	to	0.90	(8.93)	to	(9.12)
	2017	32.178	to	857.696	58,472	8,047,217	1.73	0.70	to	0.90	12.11	to	11.89
	2016	28.703	to	766.583	61,346	7,452,586	2.30	0.70	to	0.90	17.20	to	16.96
	2015	24.491	to	655.405	64,109	6,838,054	3.09	0.70	to	0.90	(4.63)	to	(4.82)
Fidelity Government Money Market Portfolio - Initial Class
	2019	13.696	to	162.429	58,482	1,378,382	2.00	0.70	to	0.90	1.31	to	1.10
	2018	13.519	to	160.659	66,757	1,456,351	1.62	0.70	to	0.90	0.94	to	0.74
	2017	13.393	to	159.483	86,725	1,844,965	0.67	0.70	to	0.90	(0.03)	to	(0.22)
	2016	13.397	to	159.842	87,153	1,448,153	0.20	0.70	to	0.90	(0.49)	to	(0.69)
	2015	13.463	to	160.956	94,258	1,622,705	0.03	0.70	to	0.90	(0.67)	to	(0.87)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Fidelity Growth
	2019	$50.036	to	$1,180.800	129,707	$16,905,621	0.26%	0.70%	to	0.90%	33.38%	to	33.11%
	2018	37.515	to	887.083	138,528	13,529,643	0.24	0.70	to	0.90	(0.87)	to	(1.07)
	2017	37.843	to	896.658	151,898	14,925,410	0.22	0.70	to	0.90	34.19	to	33.93
	2016	28.201	to	669.513	159,191	11,951,445	0.04	0.70	to	0.90	0.10	to	(0.10)
	2015	28.173	to	670.184	182,914	13,201,435	0.26	0.70	to	0.90	6.43	to	6.21
Fidelity Growth & Income
	2019	39.842	to	39.842	32,267	1,285,589	3.59	0.70	to	0.70	29.14	to	29.14
	2018	30.851	to	30.851	35,627	1,099,110	0.35	0.70	to	0.70	(9.62)	to	(9.62)
	2017	34.135	to	34.135	39,043	1,332,729	1.25	0.70	to	0.70	16.09	to	16.09
	2016	29.405	to	29.405	41,581	1,222,796	1.75	0.70	to	0.70	15.27	to	15.27
	2015	25.509	to	25.509	41,627	1,061,882	1.97	0.70	to	0.70	(2.96)	to	(2.96)
Fidelity Growth Opportunities
	2019	45.441	to	45.441	33,672	1,530,069	0.15	0.70	to	0.70	39.86	to	39.86
	2018	32.491	to	32.491	37,991	1,234,352	0.12	0.70	to	0.70	11.67	to	11.67
	2017	29.095	to	29.095	43,024	1,251,792	0.31	0.70	to	0.70	33.58	to	33.58
	2016	21.781	to	21.781	42,974	936,116	0.31	0.70	to	0.70	(0.37)	to	(0.37)
	2015	21.861	to	21.861	49,114	1,073,675	0.18	0.70	to	0.70	4.87	to	4.87
Fidelity High Income
	2019	21.568	to	336.388	6,751	897,232	5.18	0.70	to	0.90	14.30	to	14.07
	2018	18.869	to	294.884	7,474	824,979	5.50	0.70	to	0.90	(3.96)	to	(4.16)
	2017	19.647	to	307.672	9,402	923,941	5.32	0.70	to	0.90	6.19	to	5.98
	2016	18.502	to	290.315	10,710	876,109	5.38	0.70	to	0.90	13.81	to	13.58
	2015	16.257	to	255.594	11,066	816,925	6.41	0.70	to	0.90	(4.30)	to	(4.49)
Fidelity Index 500
	2019	45.351	to	922.995	57,580	7,293,535	1.97	0.70	to	0.90	30.43	to	30.17
	2018	34.770	to	709.047	60,655	5,855,689	1.85	0.70	to	0.90	(5.16)	to	(5.35)
	2017	36.662	to	749.141	64,449	6,431,590	1.81	0.70	to	0.90	20.87	to	20.63
	2016	30.332	to	621.045	66,896	5,481,971	1.46	0.70	to	0.90	11.08	to	10.86
	2015	27.307	to	560.206	73,515	5,379,773	1.91	0.70	to	0.90	0.63	to	0.43
Fidelity Investment Grade Bond
	2019	25.732	to	345.643	3,259	1,007,954	2.67	0.70	to	0.90	8.90	to	8.68
	2018	23.629	to	318.027	3,908	1,025,515	2.37	0.70	to	0.90	(1.23)	to	(1.43)
	2017	23.923	to	322.629	5,387	1,511,201	2.70	0.70	to	0.90	3.50	to	3.29
	2016	23.115	to	312.367	4,858	1,293,902	2.35	0.70	to	0.90	4.01	to	3.81
	2015	22.224	to	300.915	5,109	1,259,747	2.68	0.70	to	0.90	(1.29)	to	(1.49)
Fidelity Mid Cap I
	2019	229.752	to	229.752	370	85,052	0.87	0.75	to	0.75	23.45	to	23.45
	2018	186.112	to	186.112	376	69,995	0.65	0.75	to	0.75	(14.54)	to	(14.54)
	2017	217.773	to	217.773	382	83,219	0.71	0.75	to	0.75	20.81	to	20.81
	2016	180.263	to	180.263	388	69,985	0.52	0.75	to	0.75	12.23	to	12.23
	2015	160.613	to	160.613	394	63,356	0.50	0.75	to	0.75	(1.39)	to	(1.39)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Fidelity Mid Cap II
	2019	$32.003	to	$32.003	34,997	$1,120,033	0.68%	0.70%	to	0.70%	22.31%	to	22.31%
	2018	26.165	to	26.165	35,830	937,495	0.42	0.70	to	0.70	(15.37)	to	(15.37)
	2017	30.917	to	30.917	36,790	1,137,446	0.49	0.70	to	0.70	19.70	to	19.70
	2016	25.829	to	25.829	38,047	982,775	0.32	0.70	to	0.70	11.15	to	11.15
	2015	23.239	to	23.239	38,447	893,480	0.26	0.70	to	0.70	(2.32)	to	(2.32)
Fidelity Overseas
	2019	25.466	to	403.777	17,827	2,364,597	1.73	0.70	to	0.90	26.87	to	26.62
	2018	20.072	to	318.886	19,467	1,980,471	1.54	0.70	to	0.90	(15.40)	to	(15.58)
	2017	23.727	to	377.717	20,129	2,465,779	1.43	0.70	to	0.90	29.37	to	29.12
	2016	18.340	to	292.529	20,740	2,074,264	1.43	0.70	to	0.90	(5.72)	to	(5.91)
	2015	19.453	to	310.906	21,995	2,350,194	1.31	0.70	to	0.90	2.90	to	2.70
Franklin Allocation VIP Fund - Class 1[1]
	2019	184.633	to	184.633	132	24,436	3.79	0.75	to	0.75	20.04	to	20.04
	2018	153.809	to	153.809	139	21,426	3.28	0.75	to	0.75	(9.34)	to	(9.34)
	2017	169.646	to	169.646	145	24,657	2.89	0.75	to	0.75	12.17	to	12.17
	2016	151.243	to	151.243	154	23,361	4.13	0.75	to	0.75	13.43	to	13.43
	2015	133.340	to	133.340	164	21,924	3.18	0.75	to	0.75	(5.93)	to	(5.93)
Franklin Flex Cap Growth VIP Fund - Class 2
	2019	32.506	to	301.739	5,357	182,292	—	0.70	to	0.75	30.25	to	31.17
	2018	24.957	to	230.045	5,089	133,391	—	0.70	to	0.75	2.41	to	3.14
	2017	24.369	to	223.048	3,253	85,614	—	0.70	to	0.75	26.06	to	26.94
	2016	19.332	to	175.712	3,255	68,051	—	0.70	to	0.75	(3.56)	to	(2.89)
	2015	20.046	to	180.937	5,188	109,402	—	0.70	to	0.75	3.64	to	4.37
Franklin Income VIP Fund - Class 1
	2019	196.685	to	196.685	106	20,825	5.42	0.75	to	0.75	16.42	to	16.42
	2018	168.944	to	168.944	109	18,366	4.89	0.75	to	0.75	(4.09)	to	(4.09)
	2017	176.153	to	176.153	112	19,673	4.23	0.75	to	0.75	9.94	to	9.94
	2016	160.222	to	160.222	115	18,356	5.07	0.75	to	0.75	14.33	to	14.33
	2015	140.134	to	140.134	118	16,471	4.75	0.75	to	0.75	(6.84)	to	(6.84)
Franklin Income VIP Fund - Class 2
	2019	22.353	to	22.353	4,445	99,361	5.14	0.70	to	0.70	15.25	to	15.25
	2018	19.395	to	19.395	6,764	131,185	4.72	0.70	to	0.70	(4.98)	to	(4.98)
	2017	20.411	to	20.411	6,962	142,097	4.22	0.70	to	0.70	8.91	to	8.91
	2016	18.741	to	18.741	6,934	129,950	5.03	0.70	to	0.70	13.23	to	13.23
	2015	16.551	to	16.551	9,233	152,810	4.39	0.70	to	0.70	(7.70)	to	(7.70)
Franklin Mutual Shares VIP Fund - Class 2
	2019	26.331	to	26.331	8,572	225,694	1.77	0.70	to	0.70	21.72	to	21.72
	2018	21.633	to	21.633	10,591	229,101	2.34	0.70	to	0.70	(9.70)	to	(9.70)
	2017	23.958	to	23.958	13,089	313,580	2.26	0.70	to	0.70	7.59	to	7.59
	2016	22.267	to	22.267	14,133	314,736	2.00	0.70	to	0.70	15.25	to	15.25
	2015	19.320	to	19.320	16,229	313,562	2.99	0.70	to	0.70	(5.60)	to	(5.60)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Franklin Small Cap Value VIP Fund - Class 1
	2019	$263.949	to	$263.949	293	$77,419	1.28%	0.75%	to	0.75%	26.72%	to	26.72%
	2018	208.285	to	208.285	298	62,002	1.11	0.75	to	0.75	(12.69)	to	(12.69)
	2017	238.548	to	238.548	302	72,081	0.73	0.75	to	0.75	10.92	to	10.92
	2016	215.071	to	215.071	307	65,943	1.05	0.75	to	0.75	30.54	to	30.54
	2015	164.761	to	164.761	311	51,269	0.90	0.75	to	0.75	(7.18)	to	(7.18)
Franklin Small Cap Value VIP Fund - Class 2
	2019	30.203	to	30.203	31,338	946,494	1.08	0.70	to	0.70	25.46	to	25.46
	2018	24.073	to	24.073	31,076	748,073	0.91	0.70	to	0.70	(13.49)	to	(13.49)
	2017	27.826	to	27.826	31,596	879,178	0.51	0.70	to	0.70	9.88	to	9.88
	2016	25.323	to	25.323	32,365	819,645	0.83	0.70	to	0.70	29.28	to	29.28
	2015	19.588	to	19.588	35,572	696,774	0.62	0.70	to	0.70	(8.03)	to	(8.03)
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2019	22.012	to	22.012	45,995	1,012,451	—	0.70	to	0.70	30.52	to	30.52
	2018	16.865	to	16.865	49,128	828,549	—	0.70	to	0.70	(6.03)	to	(6.03)
	2017	17.948	to	17.948	51,248	919,810	—	0.70	to	0.70	20.55	to	20.55
	2016	14.888	to	14.888	51,212	762,526	—	0.70	to	0.70	3.45	to	3.45
	2015	14.392	to	14.392	53,428	768,977	—	0.70	to	0.70	(3.34)	to	(3.34)
Franklin U.S. Government Securities VIP Fund - Class 2
	2019	18.605	to	18.605	20,653	384,266	2.88	0.70	to	0.70	4.49	to	4.49
	2018	17.805	to	17.805	19,765	351,908	2.67	0.70	to	0.70	(0.36)	to	(0.36)
	2017	17.870	to	17.870	24,733	441,985	2.61	0.70	to	0.70	0.63	to	0.63
	2016	17.758	to	17.758	25,101	445,767	2.50	0.70	to	0.70	(0.03)	to	(0.03)
	2015	17.764	to	17.764	24,790	440,374	2.54	0.70	to	0.70	(0.23)	to	(0.23)
Invesco American Franchise Fund I
	2019	23.173	to	23.173	62,378	1,445,493	—	0.70	to	0.70	35.80	to	35.80
	2018	17.064	to	17.064	68,646	1,171,360	—	0.70	to	0.70	(4.30)	to	(4.30)
	2017	17.831	to	17.831	77,805	1,387,308	0.08	0.70	to	0.70	26.46	to	26.46
	2016	14.100	to	14.100	79,009	1,114,096	—	0.70	to	0.70	1.56	to	1.56
	2015	13.884	to	13.884	87,844	1,219,635	—	0.70	to	0.70	4.27	to	4.27
Invesco American Franchise Fund II
	2019	27.925	to	27.925	1,175	32,817	—	0.70	to	0.70	35.48	to	35.48
	2018	20.612	to	20.612	1,254	25,846	—	0.70	to	0.70	(4.57)	to	(4.57)
	2017	21.598	to	21.598	1,294	27,944	—	0.70	to	0.70	26.14	to	26.14
	2016	17.122	to	17.122	1,399	23,944	—	0.70	to	0.70	1.31	to	1.31
	2015	16.901	to	16.901	2,734	46,200	—	0.70	to	0.70	4.02	to	4.02
Invesco Global Real Estate
	2019	49.042	to	49.042	10,422	511,125	4.55	0.70	to	0.70	22.14	to	22.14
	2018	40.151	to	40.151	10,905	437,825	3.73	0.70	to	0.70	(6.81)	to	(6.81)
	2017	43.085	to	43.085	11,818	509,156	3.21	0.70	to	0.70	12.26	to	12.26
	2016	38.379	to	38.379	12,529	480,889	1.55	0.70	to	0.70	1.33	to	1.33
	2015	37.876	to	37.876	13,403	507,657	3.38	0.70	to	0.70	(2.17)	to	(2.17)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Invesco Health Care
	2019	$41.813	to	$41.813	606	$25,323	0.04%	0.70%	to	0.70%	31.58%	to	31.58%
	2018	31.778	to	31.778	661	20,996	—	0.70	to	0.70	0.20	to	0.20
	2017	31.715	to	31.715	628	19,909	0.38	0.70	to	0.70	15.02	to	15.02
	2016	27.573	to	27.573	660	18,201	—	0.70	to	0.70	(12.08)	to	(12.08)
	2015	31.361	to	31.361	1,160	36,367	—	0.70	to	0.70	2.44	to	2.44
Invesco International Growth I
	2019	37.964	to	150.514	14,833	598,628	1.57	0.70	to	0.75	27.67	to	28.57
	2018	29.735	to	117.066	16,286	512,103	2.04	0.70	to	0.75	(15.57)	to	(14.98)
	2017	35.219	to	137.685	17,254	640,693	1.46	0.70	to	0.75	22.14	to	23.00
	2016	28.834	to	111.937	18,180	551,322	1.41	0.70	to	0.75	(1.14)	to	(0.45)
	2015	29.167	to	112.445	18,570	569,039	1.51	0.70	to	0.75	(3.03)	to	(2.34)
Invesco International Growth II
	2019	18.342	to	18.342	20,579	377,451	1.32	0.70	to	0.70	27.35	to	27.35
	2018	14.403	to	14.403	18,340	264,160	1.75	0.70	to	0.70	(15.80)	to	(15.80)
	2017	17.106	to	17.106	20,069	343,274	1.26	0.70	to	0.70	21.87	to	21.87
	2016	14.036	to	14.036	20,961	294,229	1.15	0.70	to	0.70	(1.39)	to	(1.39)
	2015	14.234	to	14.234	25,487	362,771	1.27	0.70	to	0.70	(3.30)	to	(3.30)
Invesco Mid Cap Growth Fund I
	2019	41.267	to	41.267	1,456	60,084	—	0.70	to	0.70	33.40	to	33.40
	2018	30.934	to	30.934	1,461	45,184	—	0.70	to	0.70	(6.25)	to	(6.25)
	2017	32.995	to	32.995	1,846	60,901	—	0.70	to	0.70	21.64	to	21.64
	2016	27.125	to	27.125	1,889	51,236	—	0.70	to	0.70	0.06	to	0.06
	2015	27.110	to	27.110	1,911	51,793	—	0.70	to	0.70	0.50	to	0.50
Invesco Mid Cap Growth Fund II
	2019	22.820	to	22.820	6,278	143,259	—	0.70	to	0.70	33.07	to	33.07
	2018	17.149	to	17.149	6,176	105,912	—	0.70	to	0.70	(6.53)	to	(6.53)
	2017	18.348	to	18.348	2,599	47,682	—	0.70	to	0.70	21.29	to	21.29
	2016	15.127	to	15.127	2,592	39,169	—	0.70	to	0.70	(0.13)	to	(0.13)
	2015	15.146	to	15.146	2,674	40,466	—	0.70	to	0.70	0.34	to	0.34
JP Morgan Insurance Trust Mid Cap Value I
	2019	39.647	to	39.647	28,889	1,145,345	1.64	0.70	to	0.70	25.88	to	25.88
	2018	31.496	to	31.496	31,172	981,798	0.98	0.70	to	0.70	(12.46)	to	(12.46)
	2017	35.977	to	35.977	32,929	1,184,695	0.79	0.70	to	0.70	12.97	to	12.97
	2016	31.846	to	31.846	35,483	1,129,990	0.86	0.70	to	0.70	13.90	to	13.90
	2015	27.960	to	27.960	37,337	1,044,008	0.99	0.70	to	0.70	(3.34)	to	(3.34)
JP Morgan Insurance Trust U.S. Equity I
	2019	42.743	to	42.743	22,302	953,257	0.86	0.70	to	0.70	30.83	to	30.83
	2018	32.670	to	32.670	24,636	804,831	0.82	0.70	to	0.70	(6.82)	to	(6.82)
	2017	35.062	to	35.062	24,770	868,477	0.88	0.70	to	0.70	21.48	to	21.48
	2016	28.862	to	28.862	24,831	716,690	0.99	0.70	to	0.70	10.16	to	10.16
	2015	26.199	to	26.199	26,036	682,060	1.11	0.70	to	0.70	0.16	to	0.16

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Morningstar Aggressive Growth ETF Asset Allocation Class I
	2019	$181.488	to	$181.488	997	$180,950	1.80%	0.75%	to	0.75%	22.44%	to	22.44%
	2018	148.225	to	148.225	1,028	152,358	1.83	0.75	to	0.75	(9.17)	to	(9.17)
	2017	163.188	to	163.188	1,153	188,135	1.66	0.75	to	0.75	20.17	to	20.17
	2016	135.796	to	135.796	1,194	162,184	1.84	0.75	to	0.75	11.45	to	11.45
	2015	121.850	to	121.850	1,219	148,549	1.42	0.75	to	0.75	(2.64)	to	(2.64)
Morningstar Balanced ETF Asset Allocation Class I1
	2019	174.090	to	174.090	—	—	—	0.75	to	0.75	16.57	to	16.57
	2018	149.348	to	149.348	—	—	—	0.75	to	0.75	(6.02)	to	(6.02)
	2017	158.918	to	158.918	—	—	—	0.75	to	0.75	13.65	to	13.65
	2016	139.829	to	139.829	—	—	—	0.75	to	0.75	8.69	to	8.69
	2015	128.650	to	128.650	76	9,781	1.67	0.75	to	0.75	(1.97)	to	(1.97)
Morningstar Growth ETF Asset Allocation Class I
	2019	181.579	to	181.579	393	71,396	2.02	0.75	to	0.75	20.14	to	20.14
	2018	151.144	to	151.144	406	61,300	2.90	0.75	to	0.75	(7.85)	to	(7.85)
	2017	164.019	to	164.019	505	82,766	2.28	0.75	to	0.75	17.68	to	17.68
	2016	139.379	to	139.379	518	72,249	1.30	0.75	to	0.75	9.88	to	9.88
	2015	126.843	to	126.843	599	75,958	1.49	0.75	to	0.75	(2.22)	to	(2.22)
Morningstar Income & Growth ETF Asset Allocation Class I
	2019	161.235	to	161.235	95	15,255	2.49	0.75	to	0.75	13.19	to	13.19
	2018	142.445	to	142.445	97	13,887	0.59	0.75	to	0.75	(3.99)	to	(3.99)
	2017	148.368	to	148.368	100	14,901	0.51	0.75	to	0.75	10.12	to	10.12
	2016	134.733	to	134.733	76	10,264	2.12	0.75	to	0.75	6.73	to	6.73
	2015	126.237	to	126.237	78	9,893	1.87	0.75	to	0.75	(1.52)	to	(1.52)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I
	2019	282.617	to	282.617	2,371	670,047	—	0.75	to	0.75	32.75	to	32.75
	2018	212.898	to	212.898	2,355	501,302	—	0.75	to	0.75	(6.40)	to	(6.40)
	2017	227.466	to	227.466	2,327	529,327	—	0.75	to	0.75	25.29	to	25.29
	2016	181.554	to	181.554	2,293	416,295	—	0.75	to	0.75	4.40	to	4.40
	2015	173.910	to	173.910	2,243	390,102	—	0.75	to	0.75	1.28	to	1.28
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I
	2019	215.317	to	215.317	135	29,061	0.70	0.75	to	0.75	16.74	to	16.74
	2018	184.435	to	184.435	124	22,956	0.86	0.75	to	0.75	(15.28)	to	(15.28)
	2017	217.687	to	217.687	173	37,623	1.02	0.75	to	0.75	16.74	to	16.74
	2016	186.479	to	186.479	184	34,292	0.79	0.75	to	0.75	16.17	to	16.17
	2015	160.526	to	160.526	193	30,902	0.77	0.75	to	0.75	(8.34)	to	(8.34)
PIMCO All Asset Portfolio Admin
	2019	168.798	to	168.798	437	73,821	2.96	0.75	to	0.75	11.90	to	11.90
	2018	150.853	to	150.853	445	67,076	3.22	0.75	to	0.75	(5.41)	to	(5.41)
	2017	159.476	to	159.476	452	72,093	4.71	0.75	to	0.75	13.54	to	13.54
	2016	140.456	to	140.456	459	64,532	2.67	0.75	to	0.75	12.93	to	12.93
	2015	124.375	to	124.375	467	58,088	1.94	0.75	to	0.75	(8.99)	to	(8.99)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
PIMCO All Asset Portfolio Advisor
	2019	$17.919	to	$17.919	1,744	$31,253	2.84%	0.70%	to	0.70%	10.97%	to	10.97%
	2018	16.148	to	16.148	1,719	27,761	3.08	0.70	to	0.70	(6.11)	to	(6.11)
	2017	17.199	to	17.199	1,737	29,882	6.55	0.70	to	0.70	12.59	to	12.59
	2016	15.276	to	15.276	469	7,161	1.91	0.70	to	0.70	12.12	to	12.12
	2015	13.625	to	13.625	1,463	19,919	2.39	0.70	to	0.70	(9.82)	to	(9.82)
PIMCO CommodityRealReturn Strat. Administrative Class
	2019	6.688	to	69.211	65,985	547,709	4.56	0.70	to	0.75	10.66	to	11.43
	2018	6.044	to	62.111	62,505	474,569	2.08	0.70	to	0.75	(14.73)	to	(14.13)
	2017	7.088	to	72.333	63,964	567,929	11.10	0.70	to	0.75	1.45	to	2.15
	2016	6.987	to	70.808	56,585	508,957	1.11	0.70	to	0.75	14.35	to	15.16
	2015	6.110	to	61.489	56,117	406,221	4.49	0.70	to	0.75	(26.23)	to	(25.71)
PIMCO Total Return Admin
	2019	175.254	to	175.254	5,098	893,463	3.01	0.75	to	0.75	8.36	to	8.36
	2018	161.736	to	161.736	5,036	814,408	2.55	0.75	to	0.75	(0.53)	to	(0.53)
	2017	162.596	to	162.596	4,955	805,698	2.02	0.75	to	0.75	4.92	to	4.92
	2016	154.973	to	154.973	4,877	755,640	2.08	0.75	to	0.75	2.68	to	2.68
	2015	150.925	to	150.925	4,898	739,201	4.41	0.75	to	0.75	0.45	to	0.45
Pioneer Bond VCT Class I
	2019	26.607	to	271.303	32,317	1,003,662	3.26	0.70	to	0.90	8.52	to	8.30
	2018	24.519	to	250.519	33,410	966,638	3.31	0.70	to	0.90	(1.54)	to	(1.74)
	2017	24.903	to	254.950	34,421	1,029,583	2.85	0.70	to	0.90	3.28	to	3.08
	2016	24.112	to	247.342	35,153	1,017,358	2.78	0.70	to	0.90	3.38	to	3.17
	2015	23.323	to	239.733	37,207	1,048,618	2.99	0.70	to	0.90	(0.40)	to	(0.60)
Pioneer Equity Income VCT Class I
	2019	255.942	to	255.942	4,241	1,085,421	2.76	0.75	to	0.75	25.56	to	25.56
	2018	203.841	to	203.841	4,207	857,635	2.43	0.75	to	0.75	(8.59)	to	(8.59)
	2017	222.999	to	222.999	4,159	927,552	1.74	0.75	to	0.75	15.46	to	15.46
	2016	193.143	to	193.143	4,107	793,144	2.09	0.75	to	0.75	19.80	to	19.80
	2015	161.220	to	161.220	4,036	650,614	2.07	0.75	to	0.75	0.49	to	0.49
Pioneer Equity Income VCT Class II
	2019	29.979	to	29.979	14,189	425,363	2.36	0.70	to	0.70	24.36	to	24.36
	2018	24.107	to	24.107	19,170	462,125	2.09	0.70	to	0.70	(9.41)	to	(9.41)
	2017	26.612	to	26.612	24,149	642,622	1.47	0.70	to	0.70	14.38	to	14.38
	2016	23.267	to	23.267	24,509	570,282	1.83	0.70	to	0.70	18.70	to	18.70
	2015	19.602	to	19.602	25,088	491,789	1.92	0.70	to	0.70	(0.48)	to	(0.48)
Pioneer Fund VCT Class I
	2019	33.573	to	439.907	106,230	4,500,549	1.02	0.70	to	0.90	30.42	to	30.16
	2018	25.743	to	337.987	113,691	3,703,150	1.13	0.70	to	0.90	(2.20)	to	(2.40)
	2017	26.322	to	346.287	121,010	4,003,038	1.18	0.70	to	0.90	20.87	to	20.63
	2016	21.777	to	287.064	128,596	3,726,824	1.32	0.70	to	0.90	9.05	to	8.83
	2015	19.969	to	263.762	138,606	3,681,028	1.09	0.70	to	0.90	(0.76)	to	(0.96)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Pioneer High Yield VCT Class I1
	2019	$204.958	to	$204.958	—	$—	5.06%	0.75%	to	0.75%	14.45%	to	14.45%
	2018	179.073	to	179.073	4	637	4.70	0.75	to	0.75	(3.31)	to	(3.31)
	2017	185.205	to	185.205	6	1,062	4.59	0.75	to	0.75	7.26	to	7.26
	2016	172.666	to	172.666	8	1,334	4.93	0.75	to	0.75	14.27	to	14.27
	2015	151.104	to	151.104	10	1,544	4.73	0.75	to	0.75	(3.95)	to	(3.95)
Pioneer High Yield VCT Class II
	2019	21.311	to	21.311	5,605	119,443	4.66	0.70	to	0.70	13.50	to	13.50
	2018	18.777	to	18.777	7,049	132,374	4.46	0.70	to	0.70	(4.62)	to	(4.62)
	2017	19.687	to	19.687	7,414	145,960	4.31	0.70	to	0.70	6.28	to	6.28
	2016	18.524	to	18.524	7,643	141,553	4.60	0.70	to	0.70	13.01	to	13.01
	2015	16.392	to	16.392	3,883	63,657	4.50	0.70	to	0.70	(4.91)	to	(4.91)
Pioneer Mid Cap Value VCT Class I
	2019	36.135	to	424.180	33,000	1,303,168	1.32	0.70	to	0.90	27.54	to	27.29
	2018	28.332	to	333.247	35,627	1,110,718	0.72	0.70	to	0.90	(19.91)	to	(20.07)
	2017	35.373	to	416.912	37,559	1,502,370	0.82	0.70	to	0.90	12.38	to	12.16
	2016	31.475	to	371.708	40,020	1,555,174	0.72	0.70	to	0.90	15.74	to	15.51
	2015	27.194	to	321.785	44,226	1,496,824	0.81	0.70	to	0.90	(6.80)	to	(6.98)
Pioneer Real Estate VCT Class I
	2019	230.126	to	230.126	2,378	547,158	2.26	0.75	to	0.75	28.16	to	28.16
	2018	179.558	to	179.558	2,363	424,375	2.75	0.75	to	0.75	(7.24)	to	(7.24)
	2017	193.564	to	193.564	2,337	452,432	2.58	0.75	to	0.75	3.50	to	3.50
	2016	187.010	to	187.010	2,310	431,960	3.53	0.75	to	0.75	6.06	to	6.06
	2015	176.333	to	176.333	2,283	402,535	4.35	0.75	to	0.75	4.79	to	4.79
Pioneer Real Estate VCT Class II
	2019	21.437	to	21.437	26,221	562,097	1.95	0.70	to	0.70	27.02	to	27.02
	2018	16.877	to	16.877	28,650	483,527	2.43	0.70	to	0.70	(8.19)	to	(8.19)
	2017	18.382	to	18.382	30,580	562,116	2.31	0.70	to	0.70	2.58	to	2.58
	2016	17.920	to	17.920	29,800	534,043	3.22	0.70	to	0.70	5.08	to	5.08
	2015	17.053	to	17.053	33,188	565,958	2.06	0.70	to	0.70	3.79	to	3.79
Pioneer Select Mid Cap Growth VCT Class I
	2019	40.587	to	599.697	121,260	6,718,952	—	0.70	to	0.90	32.15	to	31.89
	2018	30.712	to	454.695	127,767	5,391,597	—	0.70	to	0.90	(7.14)	to	(7.32)
	2017	33.072	to	490.630	154,525	6,824,685	0.08	0.70	to	0.90	29.12	to	28.87
	2016	25.613	to	380.725	163,276	6,277,180	—	0.70	to	0.90	3.01	to	2.81
	2015	24.864	to	370.326	176,253	6,692,340	—	0.70	to	0.90	0.92	to	0.72
Pioneer Strategic Income VCT Class I
	2019	184.482	to	184.482	494	91,148	3.35	0.75	to	0.75	10.00	to	10.00
	2018	167.712	to	167.712	499	83,715	3.24	0.75	to	0.75	(1.78)	to	(1.78)
	2017	170.752	to	170.752	504	86,116	3.61	0.75	to	0.75	5.01	to	5.01
	2016	162.605	to	162.605	510	82,769	3.51	0.75	to	0.75	7.60	to	7.60
	2015	151.124	to	151.124	515	77,730	3.19	0.75	to	0.75	(1.27)	to	(1.27)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Pioneer Strategic Income VCT Class II
	2019	$18.698	to	$18.698	11,177	$208,987	3.10%	0.70%	to	0.70%	8.75%	to	8.75%
	2018	17.193	to	17.193	11,757	202,130	3.01	0.70	to	0.70	(2.62)	to	(2.62)
	2017	17.656	to	17.656	15,366	271,287	3.36	0.70	to	0.70	4.02	to	4.02
	2016	16.973	to	16.973	16,258	275,878	3.25	0.70	to	0.70	6.59	to	6.59
	2015	15.924	to	15.924	18,059	287,522	2.95	0.70	to	0.70	(2.20)	to	(2.20)
Templeton Developing Markets VIP Fund - Class 1
	2019	121.034	to	121.034	510	61,700	1.25	0.75	to	0.75	26.92	to	26.92
	2018	95.363	to	95.363	517	49,273	1.13	0.75	to	0.75	(15.44)	to	(15.44)
	2017	112.779	to	112.779	524	59,072	1.18	0.75	to	0.75	40.65	to	40.65
	2016	80.184	to	80.184	531	42,564	1.07	0.75	to	0.75	17.79	to	17.79
	2015	68.072	to	68.072	781	53,138	2.33	0.75	to	0.75	(19.42)	to	(19.42)
Templeton Developing Markets VIP Fund - Class 2
	2019	30.560	to	30.560	32,996	1,008,326	1.01	0.70	to	0.70	25.81	to	25.81
	2018	24.290	to	24.290	34,657	841,815	0.87	0.70	to	0.70	(16.39)	to	(16.39)
	2017	29.050	to	29.050	36,178	1,050,952	0.97	0.70	to	0.70	39.44	to	39.44
	2016	20.834	to	20.834	37,166	774,364	0.82	0.70	to	0.70	16.63	to	16.63
	2015	17.864	to	17.864	37,793	675,152	2.01	0.70	to	0.70	(20.16)	to	(20.16)
Templeton Global Bond VIP Fund - Class 1
	2019	183.873	to	183.873	678	124,596	7.03	0.75	to	0.75	2.26	to	2.26
	2018	179.815	to	179.815	691	124,251	—	0.75	to	0.75	2.21	to	2.21
	2017	175.919	to	175.919	704	123,790	—	0.75	to	0.75	2.15	to	2.15
	2016	172.209	to	172.209	716	123,386	—	0.75	to	0.75	3.21	to	3.21
	2015	166.856	to	166.856	730	121,765	7.92	0.75	to	0.75	(4.10)	to	(4.10)
Templeton Global Bond VIP Fund - Class 2
	2019	19.886	to	19.886	8,256	164,172	7.52	0.70	to	0.70	1.30	to	1.30
	2018	19.630	to	19.630	7,824	153,591	—	0.70	to	0.70	1.22	to	1.22
	2017	19.393	to	19.393	8,178	158,601	—	0.70	to	0.70	1.22	to	1.22
	2016	19.160	to	19.160	9,512	182,252	—	0.70	to	0.70	2.22	to	2.22
	2015	18.743	to	18.743	14,279	267,643	7.58	0.70	to	0.70	(4.97)	to	(4.97)
Templeton Growth VIP Fund - Class 1
	2019	140.774	to	140.774	677	95,279	3.02	0.75	to	0.75	15.43	to	15.43
	2018	121.952	to	121.952	678	82,647	2.22	0.75	to	0.75	(14.61)	to	(14.61)
	2017	142.813	to	142.813	689	98,456	1.83	0.75	to	0.75	18.77	to	18.77
	2016	120.246	to	120.246	689	82,869	2.59	0.75	to	0.75	9.90	to	9.90
	2015	109.415	to	109.415	1,128	123,416	2.85	0.75	to	0.75	(6.24)	to	(6.24)
Templeton Growth VIP Fund - Class 2
	2019	20.422	to	20.422	7,358	150,268	2.74	0.70	to	0.70	14.35	to	14.35
	2018	17.859	to	17.859	7,241	129,322	2.09	0.70	to	0.70	(15.45)	to	(15.45)
	2017	21.122	to	21.122	8,834	186,581	1.60	0.70	to	0.70	17.68	to	17.68
	2016	17.949	to	17.949	8,742	156,911	2.08	0.70	to	0.70	8.85	to	8.85
	2015	16.489	to	16.489	9,401	155,016	2.68	0.70	to	0.70	(7.14)	to	(7.14)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Vanguard Balanced
	2019	$243.705	to	$243.705	4,237	$1,032,562	2.65%	0.75%	to	0.75%	22.48%	to	22.48%
	2018	198.968	to	198.968	4,203	836,172	2.34	0.75	to	0.75	(3.41)	to	(3.41)
	2017	205.991	to	205.991	4,147	854,235	2.31	0.75	to	0.75	14.72	to	14.72
	2016	179.563	to	179.563	4,086	733,782	2.47	0.75	to	0.75	11.01	to	11.01
	2015	161.751	to	161.751	4,009	648,433	0.25	0.75	to	0.75	0.09	to	0.09
Vanguard Diversified Value[1]
	2019	210.723	to	210.723	—	—	—	0.75	to	0.75	25.70	to	25.70
	2018	167.643	to	167.643	—	—	—	0.75	to	0.75	(9.12)	to	(9.12)
	2017	184.457	to	184.457	—	—	—	0.75	to	0.75	13.16	to	13.16
	2016	163.011	to	163.011	—	—	—	0.75	to	0.75	12.96	to	12.96
	2015	144.303	to	144.303	—	—	2.58	0.75	to	0.75	(2.45)	to	(2.45)
Vanguard Equity Income
	2019	266.216	to	266.216	478	127,121	2.44	0.75	to	0.75	24.43	to	24.43
	2018	213.952	to	213.952	482	103,212	2.28	0.75	to	0.75	(5.96)	to	(5.96)
	2017	227.523	to	227.523	487	110,897	2.46	0.75	to	0.75	18.25	to	18.25
	2016	192.412	to	192.412	492	94,747	2.60	0.75	to	0.75	15.07	to	15.07
	2015	167.216	to	167.216	497	83,189	2.59	0.75	to	0.75	0.85	to	0.85
Vanguard Equity Index
	2019	14.411	to	278.445	409,890	7,661,205	1.69	—	to	0.75	31.30	to	31.30
	2018	10.976	to	212.066	283,954	4,444,649	1.09	—	to	0.75	(4.51)	to	(4.51)
	2017	11.494	to	222.073	46,585	1,913,017	1.49	—	to	0.75	(93.70)	to	21.66
	2016	182.541	to	182.541	6,458	1,178,899	2.20	0.75	to	0.75	11.81	to	11.81
	2015	163.259	to	163.259	6,528	1,065,830	1.19	0.75	to	0.75	1.27	to	1.27
Vanguard High Yield Bond
	2019	214.230	to	214.230	468	100,168	5.83	0.75	to	0.75	15.67	to	15.67
	2018	185.200	to	185.200	472	87,483	4.75	0.75	to	0.75	(2.73)	to	(2.73)
	2017	190.400	to	190.400	477	90,872	4.78	0.75	to	0.75	7.00	to	7.00
	2016	177.936	to	177.936	482	85,797	5.28	0.75	to	0.75	11.35	to	11.35
	2015	159.794	to	159.794	487	77,842	5.24	0.75	to	0.75	(1.58)	to	(1.58)
Vanguard International
	2019	177.702	to	177.702	1,285	228,342	1.42	0.75	to	0.75	31.22	to	31.22
	2018	135.427	to	135.427	1,293	175,117	0.77	0.75	to	0.75	(12.61)	to	(12.61)
	2017	154.975	to	154.975	1,311	203,159	1.05	0.75	to	0.75	42.67	to	42.67
	2016	108.622	to	108.622	1,316	142,930	1.41	0.75	to	0.75	1.88	to	1.88
	2015	106.621	to	106.621	1,780	189,771	1.83	0.75	to	0.75	(0.77)	to	(0.77)
Vanguard Mid-Cap Index
	2019	13.371	to	275.559	157,664	2,681,554	1.39	—	to	0.75	30.87	to	30.87
	2018	10.217	to	210.556	124,016	1,702,544	0.86	—	to	0.75	(9.33)	to	(9.33)
	2017	11.268	to	232.220	38,843	913,187	0.79	—	to	0.75	(94.22)	to	19.08
	2016	195.013	to	195.013	2,127	414,866	1.36	0.75	to	0.75	11.11	to	11.11
	2015	175.507	to	175.507	2,303	404,272	1.01	0.75	to	0.75	(1.43)	to	(1.43)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2019
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Vanguard Real Estate Index
	2019	$236.631	to	$236.631	237	$55,980	2.68%	0.75%	to	0.75%	28.81%	to	28.81%
	2018	183.711	to	183.711	250	45,890	2.99	0.75	to	0.75	(5.35)	to	(5.35)
	2017	194.099	to	194.099	269	52,199	2.43	0.75	to	0.75	4.78	to	4.78
	2016	185.250	to	185.250	273	50,568	2.56	0.75	to	0.75	8.36	to	8.36
	2015	170.965	to	170.965	509	86,986	1.75	0.75	to	0.75	2.22	to	2.22
Vanguard Small Company Growth
	2019	318.990	to	318.990	89	28,430	0.50	0.75	to	0.75	28.11	to	28.11
	2018	249.000	to	249.000	91	22,775	0.39	0.75	to	0.75	(7.26)	to	(7.26)
	2017	268.498	to	268.498	94	25,201	0.46	0.75	to	0.75	23.46	to	23.46
	2016	217.472	to	217.472	88	19,052	0.35	0.75	to	0.75	14.94	to	14.94
	2015	189.210	to	189.210	190	35,890	0.35	0.75	to	0.75	(2.75)	to	(2.75)
Vanguard Total Bond Market Index
	2019	159.262	to	159.262	33	5,270	2.57	0.75	to	0.75	8.67	to	8.67
	2018	146.550	to	146.550	34	4,975	2.32	0.75	to	0.75	(0.13)	to	(0.13)
	2017	146.740	to	146.740	35	5,121	2.38	0.75	to	0.75	3.48	to	3.48
	2016	141.803	to	141.803	36	5,167	2.30	0.75	to	0.75	2.47	to	2.47
	2015	138.384	to	138.384	38	5,275	2.26	0.75	to	0.75	0.33	to	0.33
Vanguard Total Stock Market Index
	2019	14.199	to	277.843	1,023,511	14,600,556	1.54	—	to	0.75	30.75	to	30.75
	2018	10.860	to	212.498	755,374	8,256,214	0.70	—	to	0.75	(5.33)	to	(5.34)
	2017	11.472	to	224.481	215,725	2,532,442	0.13	—	to	0.75	(93.82)	to	20.97
	2016	185.572	to	185.572	281	52,192	1.45	0.75	to	0.75	12.56	to	12.56
	2015	164.871	to	164.871	672	110,766	1.26	0.75	to	0.75	0.37	to	0.37
Voya Global Equity Portfolio - Class S
	2019	28.088	to	353.029	3,016	409,211	2.55	0.70	to	0.90	20.56	to	20.33
	2018	23.297	to	293.396	3,153	352,002	4.35	0.70	to	0.90	(9.75)	to	(9.93)
	2017	25.814	to	325.752	3,466	493,186	2.40	0.70	to	0.90	22.58	to	22.34
	2016	21.059	to	266.274	4,465	662,173	2.54	0.70	to	0.90	5.03	to	4.81
	2015	20.051	to	254.042	5,060	649,142	0.50	0.70	to	0.90	(6.20)	to	(6.35)
VY JPMorgan Emerging Markets Equity Portfolio Initial
	2019	43.440	to	351.680	4,251	734,799	0.14	0.70	to	0.90	31.20	to	30.93
	2018	33.111	to	268.596	4,346	585,030	0.81	0.70	to	0.90	(17.17)	to	(17.34)
	2017	39.975	to	324.928	4,660	757,006	0.66	0.70	to	0.90	42.36	to	42.08
	2016	28.080	to	228.697	4,789	562,573	1.46	0.70	to	0.90	12.47	to	12.25
	2015	24.966	to	203.743	4,922	534,575	1.53	0.70	to	0.90	(16.15)	to	(16.32)
Wanger USA
	2019	64.316	to	64.316	8,389	539,530	0.26	0.70	to	0.70	30.19	to	30.19
	2018	49.402	to	49.402	8,878	438,603	0.10	0.70	to	0.70	(2.15)	to	(2.15)
	2017	50.489	to	50.489	9,585	483,946	—	0.70	to	0.70	18.75	to	18.75
	2016	42.517	to	42.517	10,541	448,232	—	0.70	to	0.70	12.90	to	12.90
	2015	37.660	to	37.660	11,342	427,157	—	0.70	to	0.70	(1.30)	to	(1.30)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

[1]	Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

[2]
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.

[3]
These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset related administration charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.

[4]
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of reorganization. The total return ratio does not include any expenses assessed through the redemption of Units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.

Symetra Separate Account SL
Notes to Financial Statements

7.SUBSEQUENT EVENTS
The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn and volatility of the financial markets and wide-ranging changes in consumer behavior.  As the economic and regulatory environment continues to evolve, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

The Separate Account has evaluated subsequent events through April 30, 2020, the date which the Separate Account’s financial statements were available to be issued.

Symetra Life Insurance Company
Financial Statements – Statutory Basis

December 31, 2019
With Report of Independent Auditors

2

SYMETRA LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS – STATUTORY BASIS

3

Report of Independent Auditors

To the Stockholder and Board of Directors of Symetra Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Symetra Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa, which is a basis of accounting other than U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP
March 26, 2020

4

SYMETRA LIFE INSURANCE COMPANY
BALANCE SHEETS – STATUTORY BASIS
(In millions, except share and per share data)

	As of December 31,
	2019	2018
ADMITTED ASSETS
Bonds	$27,312.3	$24,873.8
Preferred stocks	108.0	101.1
Common stocks	345.5	258.3
Mortgage loans	6,238.0	5,686.8
Cash	612.4	223.1
Derivatives	464.9	184.5
Other invested assets	470.2	200.8
Total cash and invested assets	35,551.3	31,528.4
Accrued investment income	281.4	277.5
Deferred and uncollected premiums (net of loading of $(13.6) and $(17.8), respectively)	(40.2)	59.4
Deferred tax assets, net	112.8	141.8
Current federal income taxes recoverable	24.2	49.1
Other receivables	255.8	145.3
Separate account assets	6,056.6	5,658.4
Total admitted assets	$42,241.9	$37,859.9
LIABILITIES AND CAPITAL AND SURPLUS
Life and annuity reserves	$28,275.5	$26,700.2
Accident and health reserves	168.7	148.5
Policy and contract claims	161.6	196.1
Liability for deposit-type contracts	3,153.0	1,840.1
Unearned premiums and annuity considerations	3.4	3.9
Total policy and contract liabilities	31,762.2	28,888.8
Cash collateral held	478.1	175.7
Asset valuation reserve	351.1	233.7
Interest maintenance reserve	218.9	134.9
Funds held under coinsurance agreements	751.4	472.1
Other liabilities	627.8	310.5
Separate account liabilities	5,910.8	5,517.6
Total liabilities	40,100.3	35,733.3
Commitments and contingencies (Note 14)
Common stock, $250 par value, 20,000 shares authorized, issued and outstanding	5.0	5.0
Gross paid-in and contributed surplus	664.0	664.0
Unassigned funds	1,472.6	1,457.6
Total capital and surplus	2,141.6	2,126.6
Total liabilities and capital and surplus	$42,241.9	$37,859.9
See accompanying notes.

5

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2019	2018	2017
Premiums and other revenues:
Premiums and annuity considerations	$4,138.5	$268.7	$4,116.2
Net investment income	1,331.8	1,260.2	1,239.8
Amortization of interest maintenance reserve	26.5	13.7	10.0
Separate account fees and other	84.8	73.8	74.1
Commissions and expense allowances on reinsurance ceded, net	56.4	(249.0)	5.9
Reserve adjustment on reinsurance ceded	(21.2)	3,976.8	—
Other income	26.8	26.4	19.8
Total premiums and other revenues	5,643.6	5,370.6	5,465.8
Benefits:
Death benefits	229.6	234.6	209.3
Annuity benefits	349.1	342.6	336.7
Surrender and maturity benefits	2,210.8	2,252.5	1,930.1
Accident and health and other benefits	534.5	676.1	611.9
Increase in policy reserves	1,575.5	1,287.7	1,706.2
Total benefits	4,899.5	4,793.5	4,794.2
Insurance expenses and other deductions:
Commissions	345.6	320.4	294.8
General insurance expenses	464.2	418.9	378.3
Net transfers to (from) separate accounts	69.8	(34.3)	(96.6)
Total insurance expenses and other deductions	879.6	705.0	576.5
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	(135.5)	(127.9)	95.1
Federal income tax expense (benefit)	(69.5)	(12.4)	(77.0)
Gain (loss) from operations before net realized capital gains (losses)	(66.0)	(115.5)	172.1
Net realized capital gains (losses) (net of federal income taxes and transfer to interest maintenance reserve)	236.6	(3.2)	95.8
Net income (loss)	$170.6	$(118.7)	$267.9
See accompanying notes.

6

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
(In millions)

	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Funds	Total Capital and Surplus
Balances as of January 1, 2017	$5.0	$664.0	$1,413.4	$2,082.4
Net income	—	—	267.9	267.9
Change in net unrealized capital gains (losses), including foreign exchange	—	—	89.0	89.0
Change in net deferred income taxes	—	—	(95.8)	(95.8)
Change in nonadmitted assets	—	—	38.5	38.5
Change in liability for unauthorized reinsurance	—	—	(4.5)	(4.5)
Change in reserve on account of change in valuation basis	—	—	(106.4)	(106.4)
Change in asset valuation reserve	—	—	(2.2)	(2.2)
Dividends to Parent	—	—	(50.0)	(50.0)
Balances as of December 31, 2017	5.0	664.0	1,549.9	2,218.9
Net loss	—	—	(118.7)	(118.7)
Change in net unrealized capital gains (losses), including foreign exchange	—	—	(145.0)	(145.0)
Change in net deferred income taxes	—	—	53.7	53.7
Change in nonadmitted assets	—	—	1.6	1.6
Change in liability for unauthorized reinsurance	—	—	0.1	0.1
Change in reserve on account of change in valuation basis	—	—	0.6	0.6
Change in asset valuation reserve	—	—	104.4	104.4
Change in surplus as a result of reinsurance	—	—	61.0	61.0
Dividends to Parent	—	—	(50.0)	(50.0)
Balances as of December 31, 2018	5.0	664.0	1,457.6	2,126.6
Net income	—	—	170.6	170.6
Change in net unrealized capital gains (losses), including foreign exchange	—	—	4.9	4.9
Change in net deferred income taxes	—	—	1.3	1.3
Change in nonadmitted assets	—	—	(34.5)	(34.5)
Change in liability for unauthorized reinsurance	—	—	4.4	4.4
Change in reserve on account of change in valuation basis	—	—	(20.1)	(20.1)
Change in asset valuation reserve	—	—	(117.4)	(117.4)
Cumulative effect on change in accounting principle	—	—	5.8	5.8
Balances as of December 31, 2019	$5.0	$664.0	$1,472.6	$2,141.6
See accompanying notes.

7

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2019	2018	2017
Cash flows from operating activities
Premiums and annuity considerations collected	$4,425.2	$4,621.2	$4,098.6
Net investment income received	1,411.7	1,338.8	1,312.8
Commissions and expense allowance on reinsurance ceded	38.3	(249.0)	—
Other income	118.9	85.9	108.1
Net transfers (to) from separate accounts	(70.2)	31.9	95.9
Benefits and loss-related payments	(3,476.0)	(3,482.0)	(3,043.0)
Commissions, other expenses, and taxes paid	(763.3)	(712.3)	(665.0)
Federal income taxes received (paid)	(1.8)	23.4	(24.1)
Net cash provided by operating activities	1,682.8	1,657.9	1,883.3
Cash flows from investing activities
Sale, maturity, or repayment of investments	6,033.9	6,514.8	5,081.6
Purchase of investments	(8,975.9)	(7,836.4)	(6,900.0)
Other, net	13.1	(202.5)	(7.0)
Net cash used in investing activities	(2,928.9)	(1,524.1)	(1,825.4)
Cash flows from financing activities
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	1,309.9	(40.0)	(62.0)
Net receipts from (transfers to) Parent, subsidiaries, and affiliates	(25.0)	2.1	13.8
Dividends to Parent	—	(50.0)	(29.1)
Other, net	350.5	(135.1)	63.9
Net cash provided by (used in) financing activities	1,635.4	(223.0)	(13.4)
Net increase (decrease) in cash	389.3	(89.2)	44.5
Cash, beginning of year	223.1	312.3	267.8
Cash, end of year	$612.4	$223.1	$312.3

	For the Year Ended December 31,
	2019	2018	2017
Supplemental disclosures of cash flow information
Non-cash transactions during the year:
Bonds and stock exchanges	$232.0	$1,307.3	$554.4
Initial premium ceded on reinsurance transactions	208.6	4,348.0	—
Initial funds withheld balance	208.6	289.9	—
Mortgage loans – refinances	31.1	44.9	44.4
Future obligations in limited partnerships	0.2	2.4	31.3
Initial commission related to funds withheld reinsurance agreement	—	47.8	—
Dividend paid to Parent	—	—	20.9
See accompanying notes.

8

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

1. Description of Business
Symetra Life Insurance Company (the Company) is a stock life insurance company domiciled in the state of Iowa, and a wholly-owned subsidiary of Symetra Financial Corporation (the Parent), a Delaware Corporation. The Company has three wholly-owned subsidiaries: Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation. The Company's parent is a wholly owned subsidiary of Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan.
The Company offers products and services that serve the retirement, employment-based benefits, and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, benefits consultants, and independent agents and advisors in 49 states and the District of Columbia. The Company’s principal products include fixed deferred annuities and fixed indexed annuities (FIA), registered index-linked annuities (RILA), single premium immediate annuities (SPIA), medical stop-loss insurance, group life, and disability income (DI) insurance, limited benefit medical insurance, individual life insurance, and institutional life insurance, including bank-owned life insurance (BOLI) and variable corporate owned life insurance (COLI).
Modco Reinsurance Transaction
In September 2018, the Company, entered into a 100% modified coinsurance agreement with Resolution Re Ltd. (the Modco Reinsurance Transaction) for the Company's in-force block of income annuities, which included all of the Company's structured settlement annuities, and a smaller amount of retail SPIA. The transaction reduced the Company's exposure to long-term interest rate risk associated with the long-tailed nature of the reinsured business.
The Company discontinued selling structured settlements in 2012. Retail SPIA policies issued after September 30, 2017 were not included in this agreement and the Company continues to sell these products as part of its retirement product offerings.
Under terms of the agreement, the Company continues to service the reinsured business and hold the associated invested assets and policyholder liabilities on its balance sheets. Resolution Re Ltd. is responsible for asset management, subject to investment management guidelines. Refer to Note 7 for further discussion.

2. Summary of Significant Accounting Policies
Basis of Presentation and Use of Estimates
The financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa (the Department). Companies domiciled in the state of Iowa prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Department.
Under Iowa Bulletin 07-06, the Department allows insurance companies with approval from the commissioner to use other than market value for assets held in a separate account where general account guarantees are present. The Company, with explicit permission from the Department, is permitted to account for the separate account assets related to its BOLI and RILA business at other than market value. The assets of the BOLI and RILA separate accounts primarily include bonds and commercial mortgage loans that are accounted for in accordance with the guidance otherwise applicable to these assets. Therefore, there is no impact to net income or surplus.
Under Iowa Bulletin 06-01, the Department allows insurance companies to record the change in the fair value of derivative instruments purchased to hedge indexed products in income to be consistent with how the change in indexed product reserves are recorded. The Company elected to adopt Iowa Bulletin 06-01 effective January 1, 2017. There is no impact to surplus.
The state of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC statutory accounting principles (SAP) related to the admission of a variable funding note as capital and surplus. Symetra Reinsurance Corporation, a wholly-owned subsidiary of the Company, is entitled to admit as an asset, the value of a variable funding note in conjunction with a reinsurance agreement with the Company. There was no impact to net income. If the Company had not used this prescribed practice, the result would not have triggered a regulatory event at the Company.

9

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The impact of the practices described above are summarized as follows:

	For the Year Ended December 31,
	2019	2018	2017
Net income (loss) – Iowa basis	$170.6	$(118.7)	$267.9
State election – Iowa Bulletin 06-01	(276.5)	246.0	(62.0)
Net income – NAIC basis	$(105.9)	$127.3	$205.9

	As of December 31,
	2019	2018
Statutory surplus – Iowa basis	$2,141.6	$2,126.6
State prescribed practices – variable funding note	(57.0)	(60.5)
Statutory surplus – NAIC basis	$2,084.6	$2,066.1
The preparation of financial statements in conformity with SAP requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates include those used to determine the following: liabilities for policy reserves; the identification and measurement of other-than-temporary impairments (OTTI) of investments; and the admissibility of deferred tax assets (DTAs). The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates. Such estimates and assumptions could change in the future as more information becomes available, which could impact the amounts reported and disclosed herein.
Certain reclassifications have been made to prior year financial information to conform to the current period presentation.
Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Below is a description of the Company’s significant accounting policies, including the significant variances from GAAP. In 2016, the Company's Parent became a wholly owned subsidiary of Sumitomo Life Insurance Company, an event which is referred to as the Merger. The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). In addition to the differences described, the Company's GAAP-basis financial results are also affected by the application of PGAAP, which results in further differences between GAAP and Statutory-basis accounting.
Recognition of Premiums and Annuity Considerations
Premiums for universal life policies (UL) and annuity considerations with mortality and morbidity risk are recognized as revenue when received. Premiums for traditional life policies are recognized annually on the policy anniversary, consistent with the statutory reserving process. Amounts received under deposit-type contracts with no life contingencies, including guaranteed interest annuity contracts, are recorded as liabilities when received.
Premiums for medical stop-loss policies, group life and DI policies, and limited benefit medical insurance policies are recognized when due. Certain of these policies have retrospective rating features that require premium to be paid or refunded based on claims experience. The Company records its estimate for retrospective premiums in accordance with the terms of each contract. The following table presents the amount of net premiums subject to retrospective rating features, and its percentage of total net premiums written on the Company's group health business:

	For the Year Ended December 31,
	2019		2018		2017
	Amount	%	Amount	%	Amount	%
Net premiums subject to retrospective rating features	$286.0	48.3%	$274.7	33.4%	$170.2	22.6%
Approximately 70% of 2019 premiums were from fixed annuities and FIA, and 10% were from medical stop-loss insurance. No other products represented more than 10% of premiums. Two financial institutions accounted for approximately 40% of the Company’s total fixed deferred annuities and FIA sales for the year ended December 31, 2019. Fixed deferred annuities and FIA sales represent premiums on new policies, net of first year policy lapses and/or surrenders.
Under GAAP, amounts received for UL policies and annuity contracts are reflected as liabilities rather than revenue when received, while traditional life premiums are recognized as revenue and considered earned when due.

10

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Policy Acquisition Costs
The costs of acquiring and renewing policies are expensed when incurred.
Under GAAP, the Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs and the portion of salaries and benefits directly related to processing successful new and renewal contracts. The Company amortizes acquisition costs over the lives of the contracts or policies. Additionally, in conjunction with the Merger, the Company recorded an asset that represented the right to receive future gross profits from cash flows and earnings of the Company's existing business, or value of business acquired (VOBA). The Company amortizes VOBA in the same manner as policy acquisition costs.
Investments
Bonds, Preferred Stocks, and Common Stocks
The Company carries bonds at amortized cost, using the scientific interest method of amortization. Loan-backed securities, including mortgage-backed securities, are stated at amortized cost, and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions are based on current interest rates and the economic environment. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and estimated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security (i.e. the retrospective method). For commercial mortgage-backed interest-only securities, the effective yield is adjusted prospectively for any changes in estimated cash flows. The Company includes any resulting adjustment in net investment income in the current period.
All bonds in or near default are carried at the lower of amortized cost or fair value.
Preferred stocks are carried at cost, amortized cost or fair value based on their NAIC designation. Preferred stocks designated as medium quality or better (designations 1–3) are carried at amortized cost. All other preferred stocks (designations 4–6) are carried at the lower of cost, amortized cost or fair value.
For those bonds and preferred stocks reported at fair value, the related change in net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes.
Unaffiliated common stocks are reported at fair value and the related net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes. Federal Home Loan Bank of Des Moines common stock are reported at carrying value, which approximates fair value.
Under GAAP, the Company classifies its investments in fixed maturities (bonds, surplus notes, and redeemable preferred stocks) as available-for-sale or trading securities and carries them at fair value. For available-for-sale securities, unrealized gains (losses) are recorded directly to accumulated other comprehensive income (AOCI), net of related deferred acquisition costs (DAC), VOBA, deferred sales inducements (DSI) adjustments, and deferred income taxes. Changes in the fair value of trading securities are reported as realized gains (losses). The Company carries marketable equity securities (common stock) at fair value with changes in fair value reported as realized gains (losses).
The Company’s investments in its insurance subsidiaries are included in affiliated common stocks and are carried at their underlying statutory equity, which was $167.6 and $158.0 as of December 31, 2019 and 2018, respectively. Changes in the carrying value of subsidiaries are recorded directly to unassigned funds. The Company owns no shares, either directly or indirectly, of the Parent. Under GAAP, the accounts and operations of the subsidiaries are consolidated.
The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Interest income for bonds is recognized using the effective yield method. When the collectibility of interest income for bonds is considered doubtful, any accrued, but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal is paid.
Investments are considered to be impaired when a decline in fair value below a security’s amortized cost is determined to be other-than-temporary. The Company’s review of investment securities for OTTI includes both quantitative and qualitative criteria, and for loan-backed and structured securities, may include identification of the portion related to credit losses. See Note 3 for additional discussion about the Company’s process for identifying and recording OTTI.
Under GAAP, if a fixed maturity is determined to be other-than-temporarily impaired, but is not intended to be sold, the amount of the impairment (i.e. the difference between book value and fair value) is separated into the amount due to credit losses and the amount due to other factors (such as market interest rates). The portion due to credit losses based on recovery value is recorded

11

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

in earnings as a realized loss, similar to statutory accounting for loan-backed and structured securities, and the remainder is recorded in AOCI.
Mortgage Loans
The Company carries mortgage loans on real estate at outstanding principal balances less any recognized impairment. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. For mortgage loans that the Company determines to be impaired, the Company charges the difference between the estimated fair value of the collateral and the recorded investment in the mortgage loan as a realized investment loss.
The Company accrues interest income on impaired loans to the extent that it is deemed collectible and the loan continues to perform under its original or restructured terms. Accrued interest income that is over 180 days past due and collectible is reported as a nonadmitted asset. Interest income on non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, is recognized upon receipt. Loan origination fees are recorded in income upon receipt and origination costs are expensed when incurred.
Under GAAP, mortgage loans are carried at outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for loan losses. Loan origination fees and costs are deferred and amortized over the life of the loan.
Cash
Cash is carried at cost, which approximates fair value and is consistent with GAAP. As of December 31, 2019, $603.8, or 98.6%, of total cash, was held at one highly rated financial institution.
Derivatives
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and foreign currency swaps.
The accounting for changes in the fair value of derivative instruments depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. Interest rate and foreign currency swaps qualify for hedge accounting and are recognized at amortized cost in the balance sheets. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income. Net realized capital gains (losses) are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item, and when subject to the interest maintenance reserve (IMR) are transferred to the IMR, net of taxes. Pursuant to the accounting election discussed above, index options that do not qualify for hedge accounting are recorded at fair value, with changes in fair value recorded as realized gains (losses) in the statements of operations. Other derivatives that do not qualify, or are not designated for hedge accounting are recognized at fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned funds on the balance sheets.
The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 26 years, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.
Under GAAP, derivative instruments are recorded at fair value, and the accounting for changes in the fair value of derivative instruments are reported through earnings unless they qualify and are designated for hedge accounting. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of AOCI and reclassified into net income in the same period during which the hedged transaction affects net income.
Other Invested Assets
Other invested assets consist primarily of investments in alternative investments and tax credit investments. Tax credit investments are limited partnerships that are established to fund low-income housing projects and other qualifying purposes, where the primary return on investment is in the form of income tax credits.
Alternative investments consist of hedge funds and are recorded at fair value, with changes in the fair value recorded in net realized capital gains (losses) on the statements of operations.

12

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Tax credit investments are initially recorded at the present value of future contributions, which are considered unconditional and legally binding, and primarily consist of low-income housing tax credits (LIHTC) investments, and a smaller amount of historic and solar investments. Amortization of LIHTC is based on the proportion of tax benefits received in the current year to total estimated tax benefits to be allocated to the Company. Amortization of historic and solar tax credit investments is recorded over time as partnership gains and losses (pass through activity) are allocated to the Company. Write downs are recorded for historic and solar investments when the carrying value of the investment exceeds the present value of remaining benefits. LIHTC investments are written down in a similar manner, but only after it has been determined that future tax benefits will not be received as expected. Write downs are recorded in net realized capital gains (losses).
Under GAAP, tax credit investments are accounted for under the equity method. Typically, the investment is written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Activity related to these investments is recorded in net realized gains (losses).
Net Realized Capital Gains (Losses)
Net realized capital gains (losses) are determined on a specific-identification basis.
Nonadmitted Assets
Certain assets designated as “nonadmitted” and other assets not specifically identified as an admitted asset are excluded from the balance sheets and are charged directly to unassigned funds. Nonadmitted assets are composed principally of certain uncollected premiums and agents’ balances, DTAs, accounts and notes receivable, and other assets. Under GAAP, such assets are included in the balance sheets to the extent the assets are recoverable.
Reinsurance
The Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts. For modified coinsurance agreements, the Company retains the assets and reserves of the underlying business on the balance sheets. Activity related to modified coinsurance agreements is generally recorded net on the reserve adjustment on reinsurance ceded on the statements of operations. For coinsurance with funds withheld agreements, a funds withheld liability is established initially for the amount of reserves that were ceded. The reserves are remeasured each period and changes are recorded as an adjustment to the funds withheld liability on the balance sheets.
Initial gains on reinsurance of existing in-force blocks of business are recorded as an increase to surplus, net of federal income tax. This increase to surplus is amortized into income, net of tax, as profits are recognized on the underlying business.
Under GAAP, future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. Certain reinsurance contracts meeting risk transfer requirements under SAP have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP. For modified coinsurance agreements that do not qualify for reinsurance accounting under GAAP, the Company establishes a deposit asset, representing ceded reserves, and funds withheld liability, representing the assets supporting ceded reserves. The Company also recognizes an embedded derivative related to the funds withheld assets.
Refer to Note 7 for further discussion.
Benefit Reserves
Aggregate reserves for payment of future life, health, and annuity benefits are based on published tables in accordance with applicable actuarial standards. The reserves are at least as great as the minimum aggregate amounts required by the Department. Liabilities related to other policyholders' funds left on deposit are equal to the account balances. Surrender values on policies do not exceed the corresponding benefit reserves.
Additional reserves are established if the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or if the net premiums exceed the gross premiums on any insurance in force. For substandard lives, either extra premium is charged or the gross premium for a rated age is charged; mean reserves are determined by computing the regular mean reserve for the plan at any rated age and, in addition, holding one-half of any extra premium charge for the year. The Company does not use anticipated investment income as a factor in its premium deficiency calculation.
Tabular interest, tabular reserves less actual reserves released, and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies for each valuation rate of interest are calculated as the change in reserves minus premiums plus benefits.

13

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any premium beyond the date of death.
Reserves for deposit-type contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are equal to deposits received and interest credited to the benefit of the contract holders, less surrenders or withdrawals that represent a return to the contract holders.
Under GAAP, policy reserves are calculated based on estimated expected experience or actual account balances. For traditional individual life policies, policy reserves are estimated as the present value of expected future policy benefits less future net premiums. For group long-term disability policies, policy reserves are estimated as the present value of future benefit payments, net of terminations and reinsurance recoverables. Liabilities for fixed deferred annuity contracts, and the fixed account portion of FIA and UL policies are equal to the account value without regard to any surrender fees. The liability for the indexed account portions of contracts with indexed or indexed-linked features (indexed products) represent the present value of future estimated guaranteed benefits, as well as embedded derivatives related to expected index credits on these contracts and policies. The embedded derivatives are recorded at fair value. Indexed products include FIA, RILA, and Indexed UL.
Policy and Contract Claims
Claims reserves on life, and accident and health policies represent the estimated ultimate cost of all reported and unreported claims, net of reinsurance, as of the balance sheet date. The reserves for reported but unpaid claims incurred are estimated using individual valuations and statistical analyses. The liability held for pending life insurance claims is equal to the face amount of the policy. The Company also provides for claims incurred but not reported (IBNR). For medical stop-loss policies, this is based on expected loss ratios, claims paying completion patterns, historical experience, and includes a provision for adverse deviation. The Company reviews estimates for reported but unpaid claims and IBNR quarterly. Any necessary adjustments are reflected in the statements of operations.
Under GAAP, the liability for pending claims for UL policies, including BOLI and variable COLI products, equals the net amount at risk, which is the face amount of the policy, less the account value. The IBNR claim liability does not include a provision for adverse deviation.
Asset Valuation Reserve
The asset valuation reserve (AVR) provides a valuation allowance for invested assets and is calculated based on a formula prescribed by the NAIC. This reserve acts to mitigate potential credit-related losses on invested assets. Changes in the AVR are reflected directly in unassigned funds. No such reserve exists under GAAP.
Interest Maintenance Reserve
The IMR defers after-tax realized capital gains (losses) resulting from the effect of changes in the general level of interest rates on the disposal or interest related impairment of bonds. These deferrals are based on a formula prescribed by the NAIC and are amortized into income over the approximate remaining life of the investment sold or impaired, using the grouped method. Under GAAP, realized investment gains (losses) from sales and impairments are reported in earnings in the period in which the assets are sold and no such reserve is recorded.
Federal Income Taxes
The Company's federal income tax return is consolidated into a group filing with its wholly-owned insurance companies. The method of allocation of current income taxes between the affiliates is subject to a written agreement approved by each respective company’s board of directors. Income tax expense is allocated to those entities within the group as if each individual entity filed a separate return. Current tax credits are determined on the basis of utilization by the consolidated group. The provision for federal income taxes is based on amounts determined to be payable as a result of current year operations. Intercompany balances are settled quarterly.
Deferred federal income taxes are provided for differences between the book and tax bases of assets and liabilities. In determining admissibility, gross DTAs are subject to a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross DTAs will not be realized. The gross DTAs remaining after the application of a statutory valuation allowance, if any, are admitted subject to admissibility tests. Remaining DTAs after application of the admissibility tests are nonadmitted. Changes in deferred taxes are recorded directly to unassigned funds.
Under GAAP, deferred tax assets are recognized only to the extent that it is more likely than not they will be realized. A valuation allowance is established when deferred tax assets cannot be recognized. Changes in deferred taxes are reported in earnings or as a component of AOCI.

14

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Separate Accounts
Separate account assets represent segregated funds administered and invested for the exclusive benefit of policyholders. For variable separate account products, the assets of these separate accounts consist of mutual funds and are reported at fair value. Investment risks associated with fair value changes are borne by the policyholders. Separate account liabilities represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these policyholders. The separate account assets are not subject to liabilities arising out of any other business the Company may conduct.
The Company also administers separate accounts for BOLI policies. The assets of these accounts include bonds and mortgage loans. Bonds are held at amortized cost and mortgage loans are held at their outstanding principal loan balance less any recognized impairment. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company’s other business activities. The liabilities of these separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with the policyholders.
In 2019, the Company began administering separate accounts relating to index-linked funds for RILA contracts. The assets of these accounts include bonds, mortgage loans, and derivatives. Bonds are held amortized cost, mortgage loans are held at outstanding principal loan balance less any recognized impairment, and derivatives are carried at fair value. Changes in fair value of index options are reported as net realized capital gains (losses) and as a change in surplus for all other derivative types. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company's other business activities. The liabilities of these separate accounts represent reserves established to equal the policyholder cash surrender value on index-linked funds.
The operations of all separate accounts, excluding investment gains (losses) allocable solely to the policyholders, are combined with the general account of the Company in the statements of operations under the appropriate captions. Transactions such as premium deposits, surrenders, and withdrawals are offset by a corresponding increase or decrease in net transfers to the separate accounts.
Under GAAP, separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Investment activity accrues directly to the policyholders and are not included in the Company’s revenue. Assets and liabilities associated with BOLI policies and RILA contracts do not qualify for separate account treatment under GAAP, as the Company retains the investment risk.
Subsequent Events
The Company has evaluated the effects of events subsequent to December 31, 2019, and the accounting and disclosure requirements related to subsequent events are included in the financial statements. Management has assessed material subsequent events through March 26, 2020, the date the financial statements were available to be issued. Disclosures about subsequent events are included in the relevant notes.
Reconciliation of Statutory-Basis Amounts to GAAP-Basis Amounts
The following tables present a reconciliation of net income and capital and surplus of the Company, as determined in accordance with SAP to amounts determined in accordance with GAAP:

	Net Income (Loss)
	For the Year Ended December 31,
	2019	2018	2017
Statutory-basis net income (loss), as reported	$170.6	$(118.7)	$267.9
Add (deduct) adjustments:
Investments	(1,123.4)	(521.0)	(249.1)
Reserves	565.5	438.5	91.4
Policy acquisition costs and VOBA	161.6	158.3	159.4
Other intangible assets	(83.7)	(83.4)	(82.9)
Federal income taxes	105.0	64.6	151.2
Other	(43.9)	15.5	(77.8)
Total adjustments	(418.9)	72.5	(7.8)
GAAP-basis net income (loss)	$(248.3)	$(46.2)	$260.1

15

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Total Capital and Surplus
	As of December 31,
	2019	2018
Statutory-basis total capital and surplus, as reported	$2,141.6	$2,126.6
Add (deduct) adjustments:
Investments	2,495.7	649.9
Reserves	2,984.0	3,519.7
Policy acquisition costs and VOBA	821.8	939.6
Goodwill	563.0	563.0
Other intangible assets	1,084.9	1,168.6
Federal income taxes	(310.3)	(188.2)
Non-admitted assets	118.9	90.2
Funds withheld liability	(5,193.1)	(5,117.8)
Other	25.8	(40.8)
Total adjustments	2,590.7	1,584.2
GAAP-basis shareholder's equity	$4,732.3	$3,710.8
Correction of Errors
There were no corrections of errors for the years ended December 31, 2019, 2018, or 2017.
Accounting Pronouncements Newly Adopted
In 2018, the NAIC adopted substantive revisions to Statements of Statutory Accounting Principles (SSAP) No. 86, Hedge Effectiveness Documentations to incorporate hedge documentation and assessment efficiencies included in GAAP ASU 2017-12, Derivatives and Hedging (Topic 815). The standard eliminates the requirement to separately measure and report hedge ineffectiveness and provides relief from certain initial documentation requirements. Additionally, the standard replaces the requirement for quarterly quantitative ineffectiveness testing with a qualitative approach. The Company adopted the standard on January 1, 2019 using a modified retrospective approach. Upon adoption, the Company updated its internal process and controls to ensure compliance with the revision of the SSAP. The adoption did not have any impact on the Company's financial statements.
Accounting Pronouncements Not Yet Adopted
In 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts to reflect the introduction of Principles Based Reserving (PBR) as an allowable method for reserving. Under PBR, companies will hold the higher of a) the reserve using prescribed factors and b) the reserve computed using justified company experience factors, such as mortality, policyholder behavior and expenses, and considering a wide range of future economic conditions. PBR is being phased in over a three-year period that began in 2017, with mandatory adoption for policies issued on or after January 1, 2020. The Company adopted the guidance for the affected business on January 1, 2020. At the time of adoption, there was no significant impact on the Company's financial statements.
Accounting Elections Not Yet Adopted
With permission from the Department, the Company elected to apply Iowa Administrative Code Chapter 191-97 to the Company's FIA contracts effective January 1, 2020. This election allows insurers to record certain derivative instruments purchased to hedge the growth of these indexed products using an amortized cost method, and to utilize an indexed annuity reserve calculation under which certain derivatives associated with the current index interest crediting term are valued at zero.

16

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

3. Investments
The book/adjusted carrying value and fair value of investments in bonds, preferred stocks and common stocks are as follows:

	As of December 31, 2019
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$364.8	$3.6	$(1.1)	$367.3
Foreign governments and agencies	78.5	7.1	(0.1)	85.5
States, territories, and possessions	7.5	0.3	—	7.8
Political subdivisions	30.8	2.3	—	33.1
Special revenue and assessments	665.7	33.8	(1.1)	698.4
Industrial and miscellaneous	20,316.2	1,540.0	(8.2)	21,848.0
Hybrid securities	261.9	41.3	(5.8)	297.4
Collateralized loan obligations	2,741.1	1.6	(11.4)	2,731.3
Mortgage and asset-backed securities	2,845.8	102.6	(4.7)	2,943.7
Total bonds	27,312.3	1,732.6	(32.4)	29,012.5
Preferred stocks	108.0	2.5	(5.9)	104.6
Unaffiliated common stocks	190.5	4.6	(17.2)	177.9
Total	$27,610.8	$1,739.7	$(55.5)	$29,295.0

	As of December 31, 2018
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$314.7	$3.1	$(2.8)	$315.0
Foreign governments and agencies	80.0	2.5	(0.3)	82.2
States, territories, and possessions	8.1	0.1	—	8.2
Political subdivisions	46.0	2.1	—	48.1
Special revenue and assessments	711.4	17.4	(3.7)	725.1
Industrial and miscellaneous	20,200.5	496.6	(424.8)	20,272.3
Hybrid securities	286.3	20.6	(12.0)	294.9
Collateralized loan obligations	948.4	—	(21.2)	927.2
Mortgage and asset-backed securities	2,278.4	61.9	(15.8)	2,324.5
Total bonds	24,873.8	604.3	(480.6)	24,997.5
Preferred stocks	101.1	3.8	(10.1)	94.8
Unaffiliated common stocks	117.2	0.9	(17.8)	100.3
Total	$25,092.1	$609.0	$(508.5)	$25,192.6

17

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The Company maintains a diversified investment portfolio. The following table presents the composition of the Company's bonds, preferred stocks and common stocks by sector:

	As of December 31,
	2019		2018
	Fair Value	% of Total	Fair Value	% of Total
Financials	$8,363.7	28.5%	$5,315.7	21.1%
Industrials	3,193.0	10.9	3,075.2	12.2
Energy	3,148.3	10.7	2,905.2	11.5
Consumer staples	2,571.1	8.8	2,543.2	10.1
Utilities	2,424.2	8.3	2,239.1	8.9
Health care	2,417.0	8.3	2,420.7	9.6
Consumer discretionary	2,169.9	7.4	1,958.1	7.8
Communications	1,880.1	6.4	1,740.5	6.9
Other	3,127.7	10.7	2,994.9	11.9
Total	$29,295.0	100.0%	25,192.6	100.0%
The following table summarizes the contractual years to maturity of bonds as of December 31, 2019. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties:

	Book/ Adjusted Carrying Value	Fair Value
Years to maturity:
One or less	$983.1	$991.3
Over one through five	7,506.0	7,784.2
Over five through ten	8,677.5	9,247.1
Over ten	4,558.9	5,315.0
Total with contractual maturity dates	21,725.5	23,337.6
Collateralized loan obligations	2,741.1	2,731.3
Mortgage and asset-backed securities	2,845.7	2,943.6
Total bonds	$27,312.3	$29,012.5
The following table summarizes the Company’s net investment income:

	For the Year Ended December 31,
	2019	2018	2017
Income:
Bonds	$1,068.8	$1,017.7	$1,011.0
Preferred and common stocks	14.8	17.4	20.4
Mortgage loans	300.9	284.0	260.3
Derivatives	5.2	10.8	13.9
Limited partnerships	(26.6)	(34.6)	(30.6)
Other	20.0	12.9	7.0
Total investment income	1,383.1	1,308.2	1,282.0
Investment expenses	(51.3)	(48.0)	(42.2)
Net investment income	$1,331.8	$1,260.2	$1,239.8
For the years ended December 31, 2019, 2018, and 2017, respectively, the Company sold, redeemed, or otherwise disposed of 73, 68, and 115 securities as a result of a callable feature, resulting in $17.3, $11.4, and $39.8 of investment income generated from a prepayment penalty and/or acceleration fee.

18

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The following table summarizes the realized capital gains (losses) from investment sales, dispositions, and write downs:

	For the Year Ended December 31,
	2019	2018	2017
Bonds	$117.8	$100.8	$(4.3)
Common stocks	(5.2)	190.5	30.4
Write downs – limited partnerships	(3.2)	(3.2)	(12.4)
Derivatives and other invested assets	328.1	(184.2)	152.6
Realized capital gains (losses) before federal income taxes and transfer from IMR	437.5	103.9	166.3
Federal income tax benefit (expense)	(90.4)	(20.0)	(76.2)
Amount transferred to the IMR	(110.5)	(87.1)	5.7
Net realized capital gains (losses)	$236.6	$(3.2)	$95.8
The following table presents the proceeds from sales of bonds (excluding call and maturity proceeds), and the gross gains and losses realized on those sales:

	For the Year Ended December 31,
	2019	2018	2017
Proceeds from sales of bonds	$3,365.3	$3,892.8	$2,156.1
Gross gains	154.7	151.4	25.1
Gross losses	(15.9)	(33.0)	(11.2)
Unrealized Losses and OTTI
The following tables summarize gross unrealized losses and fair values of the Company’s bonds, preferred stocks, and common stocks, presented by length of time that individual securities have been in a continuous loss position:

	As of December 31, 2019
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$256.1	$(1.1)	9	$—	$—	—
Foreign governments and agencies	—	—	—	8.5	(0.1)	1
Special revenue and assessments	49.2	(1.1)	3	—	—	—
Industrial and miscellaneous	966.6	(5.5)	89	64.7	(2.7)	31
Hybrid securities	—	—	—	17.1	(5.8)	2
Collateralized loan obligation	1,231.4	(2.6)	57	524.8	(8.7)	30
Mortgage and asset-backed securities	499.5	(3.0)	72	27.0	(1.8)	6
Total bonds	3,002.8	(13.3)	230	642.1	(19.1)	70
Preferred stocks	21.4	(0.1)	2	33.4	(5.9)	1
Unaffiliated common stocks	47.1	(10.1)	17	15.5	(7.0)	11
Total	$3,071.3	$(23.5)	249	$691.0	$(32.0)	82

19

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2018
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$45.4	$(0.2)	5	$122.1	$(2.6)	23
Foreign governments and agencies	7.1	(0.2)	2	4.9	(0.1)	1
Special revenue and assessments	77.2	(0.5)	15	76.9	(3.2)	17
Industrial and miscellaneous	8,331.7	(233.0)	994	3,680.0	(191.8)	317
Hybrid securities	80.5	(7.0)	11	39.0	(5.0)	5
Mortgage and asset-backed securities	800.3	(19.8)	48	41.1	(1.4)	3
Other	428.2	(6.8)	53	364.2	(9.0)	43
Total bonds	9,770.4	(267.5)	1,128	4,328.2	(213.1)	409
Preferred stocks	—	—	—	29.3	(10.1)	1
Unaffiliated common stocks	65.4	(17.8)	29	—	—	3
Total	$9,835.8	$(285.3)	1,157	$4,357.5	$(223.2)	413
The Company reviewed its investments with unrealized losses as of December 31, 2019 and 2018 in accordance with its impairment policy. The Company’s evaluation determined, after the recognition of OTTI, that the remaining declines in fair value were temporary and the Company did not intend to sell these securities at an amount below the carrying value prior to maturity (or recovery). For loan-backed bonds and structured securities, the Company expects to recover the entire amortized cost basis.
While all securities are monitored for impairment, the Company’s experience indicates that, under normal market conditions, securities for which the cost or amortized cost exceeds fair value by less than 20% do not typically represent a significant risk of impairment and, often, fair values recover over time as the factors that caused the declines improve. If the estimated fair value has declined and remained below cost or amortized cost by 20% or more for at least six months, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary decline. To make this determination for each security, the Company considers, among other factors:

•	Extent and duration of the decline in fair value below cost or amortized cost;

•
Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential, or compliance with terms and covenants of the security;

•	Changes in the financial condition of the security’s underlying collateral;

•	Any downgrades of the security by a rating agency;

•	Nonpayment of scheduled interest; and

•	Other indications that a credit loss has occurred.
For bonds and preferred stocks, the Company concludes an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost, considering any regulatory developments, prepayment or call notifications, and the Company's liquidity needs. For OTTI on bonds other than loan-backed and structured securities, an impairment loss equal to the difference between the bond’s carrying value and its fair value is recognized within the statements of operations.
Loan-backed and structured securities are considered other-than-temporarily impaired when the Company has concluded it does not have the intent and ability to retain the security for sufficient time to recover the amortized cost basis, it intends to sell the security prior to maturity at an amount below the carrying value, or it does not expect to recover the entire amortized cost basis even if it has the intent and ability to hold.
When an OTTI has occurred due to the Company’s intent to sell the security or the Company has assessed it does not have the intent and ability to retain the security until sufficient time to recover the amortized cost basis, an impairment loss equal to the difference between the bonds carrying value and its fair value is recognized within the statements of operations.
When an OTTI has occurred because the Company does not expect to recover the entire cost basis, even if the Company has the intent and ability to hold the security, an impairment loss is recognized equal to the difference between the security's carrying value and its estimated recovery value is calculated as the present value of cash flows expected to be collected, discounted at the effective rate immediately prior to the recognition of the OTTI.

20

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

To determine the recovery value of a loan-backed or structured security, the Company performs an analysis related to the underlying issuer including, but not limited to, the following:

•	Expected cash flows from the security;

•	Creditworthiness;

•	Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;

•	Underlying collateral values, vintage year, and level of subordination;

•	Geographical concentrations; and

•	Susceptibility to prepayment due to changes in the interest rate environment.
The Company records OTTI charges on bonds, common stock, and preferred stock as net realized capital losses in the statements of operations. The largest write-downs were from investments in the following sectors:

	For the Year Ended December 31,
	2019		2018		2017
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Energy	$2.1	48.8%	$3.4	24.6%	$—	—%
U.S. government (1)	0.5	11.6%	7.4	53.6	2.5	19.5
Health care	0.5	11.6%	1.2	8.7	0.5	3.9
Consumer discretionary	0.4	9.3%	0.3	2.2	0.4	3.1
Telecommunications	0.3	7.1%	0.7	5.1	8.9	69.6
Other	0.5	11.6%	0.8	5.8	0.5	3.9
Impairment losses recognized in earnings	$4.3	100.0%	$13.8	100.0%	$12.8	100.0%
____________________

(1)	Impairments on U.S Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
Based on NAIC ratings as of December 31, 2019 and 2018, the Company held below-investment-grade bonds with fair values of $746.6 and $840.6, respectively, and book/adjusted carrying values of $716.0 and $860.7, respectively. These holdings amounted to 2.6% and 3.4% of the Company’s investments in bonds at fair value as of December 31, 2019 and 2018, respectively.
Restricted Assets
The table below provides a summary of restricted assets at book/adjusted carrying value:

	As of December 31,
	2019			2018
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Restricted assets in connection with reinsurance transactions (1)	$6,124.1	14.5%	14.5%	$6,090.6	16.0%	16.1%
Federal Home Loan Bank of Des Moines (FHLB DM) capital stock	69.5	0.2	0.2	14.2	1.0	0.1
State deposits	6.9	—	—	6.9	—	—
Pledged collateral to FHLB DM	2,277.6	5.4	5.4	222.4	0.6	0.6
Other pledged collateral	31.4	0.1	0.1	33.9	0.1	0.1
Total restricted assets	$8,509.5	20.1%	20.1%	$6,368.0	16.8%	16.9%
____________________

(1)	Includes bonds, stocks, mortgage loans, cash, and other assets contractually restricted to use related to the Company's reinsurance transactions.
Funding Agreements with Federal Home Loan Bank of Des Moines
In August 2018, the Company became a member of the Federal Home Loan Bank of Des Moines (FHLB DM). Membership allows access to the FHLB DM's funding services, which provide an alternative liquidity source, including the ability to obtain loans and issue funding agreements that are collateralized by qualifying assets. The Company has issued funding agreements to the FHLB DM to support an institutional spread program, where the Company earns income primarily from the difference

21

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

between investment income earned and interest paid on the funding agreements. Maximum borrowing capacity varies based on a percentage of total assets, subject to availability of eligible collateral and internal authorization limits. Eligible collateral includes CMBS, RMBS, government or agency securities, and mortgage loans.

The table below presents amounts related to FHLB DM:

	As of December 31,
	2019	2018
Membership stock – Class B (1)	$10.0	$10.0
Activity stock	59.5	4.2
Total	$69.5	$14.2

Outstanding funding agreements (2)	$1,488.7	$105.7
Collateral held at FHLB DM, at carrying value (3)	2,277.6	222.4
Actual or estimated borrowing capacity as determined by the Company	2,112.1	650.0
____________________

(1)	Class B membership stock is eligible for redemption in 3 to 5 years.

(2)	The outstanding funding agreements as of December 31, 2019 and 2018 also represent the maximum amount outstanding during the year ended December 31, 2019 and 2018, respectively.

(3)
As of the December 31, 2019 and 2018, respectively, the fair value of the Company's collateral held at FHLB DM was $2,372.9 and $221.2. The carrying value and fair value also represent the maximum amount pledged during the year ended December 31, 2019 and 2018, respectively.

Low-Income Housing Tax Credits
The Company held LIHTC investments of $66.2 and $95.5 as of December 31, 2019 and 2018, respectively. As of December 31, 2019, the Company had up to 11 remaining years of unexpired credits related to LIHTC investments. The Company's remaining required holding period for these investments was between 1 and 11 years as of December 31, 2019.
The Company recognized LIHTC tax credits of $72.1 and $34.2 during the years ended December 31, 2019 and 2017, respectively. The Company did not recognize any LITHC tax credits during the year ended December 31, 2018. As of December 31, 2019, the Company had remaining commitments of $5.0 to its LIHTC investments. These properties are not currently subject to any regulatory review.
4. Mortgage Loans
The Company originates and manages a portfolio of mortgage loans, which are secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial, and office building sectors. Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property, and borrower analyses. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees and all mortgaged properties are inspected annually. The Company updates each loan's LTV ratio every period based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.
The maximum LTV for any one loan was 72.2%, 74.4%, and 90.2% for loans funded during the years ended December 31, 2019, 2018, and 2017, respectively. The weighted average LTV ratio for the Company’s entire mortgage loan portfolio was 48.0% and 48.5% as of December 31, 2019 and 2018, respectively.
The Company's mortgage loan portfolio is diversified by geographic region, loan size, and scheduled maturity. As of December 31, 2019, the two states with the largest concentrations of the Company's mortgage loans were California and Texas, comprising 26.4% and 10.8%, respectively, of total outstanding principal. Of the loans in California, 39.7% related to properties located in the Los Angeles area.
The maximum and minimum lending rates for mortgage loans issued during 2019, were 5.4% and 3.5%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2018, were 5.6% and 4.2%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2017 were 7.5% and 3.6%, respectively.
The Company monitors the credit quality of its mortgage loan portfolio utilizing the following indicators to categorize its loans as lower, medium, or higher risk:

•	Lower Risk Loans – Loans with an LTV ratio of less than 65%, and a DSCR of greater than 1.50.

22

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Medium Risk Loans – Loans that have an LTV ratio of less than 65%, but a DSCR below 1.50, or loans with an LTV ratio between 65% and 80%, and a DSCR of greater than 1.50.

•	Higher Risk Loans – Loans with an LTV ratio greater than 80%, or loans which have an LTV ratio between 65% and 80%, and a DSCR of less than 1.50.
Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring.
The following table sets forth the Company's mortgage loans by risk category:

	As of December 31,
	2019		2018
	Carrying Value	% of Total	Carrying Value	% of Total
Lower risk	$4,426.2	71.0%	$3,988.9	70.1%
Medium risk	1,474.2	23.6	1,296.9	22.8
Higher risk	337.6	5.4	401.0	7.1
Credit quality indicator total	$6,238.0	100.0%	$5,686.8	100.0%
As of December 31, 2019, one loan with an outstanding balance of $2.3 was considered non-performing. There were no such loans as of December 31, 2018.
5. Derivative Instruments
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities.
The following tables present the notional amounts, carrying amounts, and fair values of the Company’s derivative assets and liabilities:

	As of December 31, 2019
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$905.9	$—	$—	$9.0	$—
Foreign currency swaps	928.6	86.2	9.1	91.8	9.1
Total derivatives designated as hedges	$1,834.5	$86.2	$9.1	$100.8	$9.1
Derivatives not designated as hedges:
Options	$8,713.1	$358.9	$2.3	$358.9	$2.3
Other derivatives	1,266.1	19.8	10.9	19.8	10.9
Total derivatives not designated as hedges	9,979.2	378.7	13.2	378.7	13.2
Total derivatives	$11,813.7	$464.9	$22.3	$479.5	$22.3

23

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2018
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$916.6	$—	$—	$1.5	$—
Foreign currency swaps	801.3	118.4	1.8	115.4	3.2
Total derivatives designated as hedges	$1,717.9	$118.4	$1.8	$116.9	$3.2
Derivatives not designated as hedges:
Options	$8,231.5	$61.8	$0.6	$61.8	$0.6
Other derivatives	25.2	4.3	0.7	0.2	0.6
Total derivatives not designated as hedges	8,256.7	66.1	1.3	62.0	1.2
Total derivatives	$9,974.6	$184.5	$3.1	$178.9	$4.4
Interest Rate Swaps
The Company uses interest rate swaps as part of its interest rate risk management strategy. In an interest rate swap, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate bonds, including investments in collateralized loan obligations, to fixed rate bonds. Most of these derivatives qualify and are designated as cash flow hedges.
Foreign Currency Contracts
The Company uses foreign currency swaps and forwards as part of its foreign currency risk management strategy to reduce exchange risk with respect to the Company's investments denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. These derivatives qualify and are designated as cash flow hedges.
Options
The Company uses indexed call options and futures as part of its equity market risk management strategy. The Company offers indexed and indexed-linked products that permit the contract holder to allocate all or a portion of their account value to an indexed component that credits interest based on the performance of an index, subject to caps or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in index call options according to the portfolio allocation decisions of the contract holders such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.
Collateral Arrangements
The Company’s derivative contracts are typically governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions by requiring the posting of cash collateral or other financial assets. The CSA requires either party to post collateral when net exposures from all derivative contracts between the parties exceed pre-determined contractual thresholds, which vary by counterparty. The amount of net exposure is the difference between the derivative contract’s fair value and the fair value of the collateral held for such agreements with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.
The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts. For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2019 and 2018, the Company posted initial margin of $23.9 and $21.3, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
In the balance sheets, the Company recognizes cash collateral received in cash and the obligation to return cash collateral as a liability. Non-cash collateral received is not recognized in the balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral and the Company recognizes the collateral as its own asset recorded at fair

24

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

value, or, in the case of cash collateral, derecognizes its obligation to return collateral.
The following tables present the potential effect of netting arrangements on the Company's balance sheets:

	As of December 31, 2019
	Fair Value	Financial Instruments(1)	Cash Collateral Received	Net Amount
Counterparty:
Assets:
A	$93.2	$(2.6)	$(90.6)	$—
B	74.0	—	(60.1)	13.9
C	20.2	—	(20.2)	—
F	46.6	—	(46.0)	0.6
G	33.5	(1.8)	(31.7)	—
H	38.3	(8.3)	(30.0)	—
I	18.5	—	(18.5)	—
M	59.3	(0.8)	(58.5)	—
N	79.5	(8.6)	(70.9)	—
Other	16.4	(0.2)	(16.2)	—
Total derivative assets	$479.5	$(22.3)	$(442.7)	$14.5
____________________

(1)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the balance sheet.

	As of December 31, 2018
	Fair Value	Financial Instruments(1)	Cash Collateral Received	Net Amount
Counterparty:
Assets:
A	$18.1	$(2.6)	$(15.5)	$—
B	60.1	(0.6)	(59.5)	—
C	18.7	—	(18.7)	—
E	11.8	—	(11.8)	—
G	15.9	—	(15.6)	0.3
H	11.0	(0.5)	(10.5)	—
I	16.3	—	(16.0)	0.3
Other	27.0	(0.7)	(24.1)	2.2
Total derivative assets	$178.9	$(4.4)	$(171.7)	$2.8
____________________

(1)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not net against the gross derivative assets for presentation on the balance sheet.

6. Fair Value of Financial Instruments
The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs when measuring fair value. The Company uses the same pricing methodology and sources as utilized for obtaining GAAP fair values.

The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical instruments.

•
Level 2 – Quoted prices for similar instruments in active markets and model-derived valuations whose inputs are observable. This category includes those financial instruments that are valued using industry-standard pricing

25

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.

•
Level 3 – Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.

The following tables present financial instruments carried at fair value:

	As of December 31, 2019
Assets at fair value:	Level 1	Level 2	Level 3	Total
Bonds	$—	$1.3	$0.2	$1.5
Unaffiliated common stocks	107.9	69.5	0.5	177.9
Derivatives	9.0	287.1	82.6	378.7
Separate account assets	1,128.9	4.7	2.3	1,135.9
Total assets at fair value (1)	$1,245.8	$362.6	$85.6	$1,694.0
____________________

(1)
Does not include amounts related to alternative investments that are measured using the net asset value (NAV) practical expedient. The fair value of these investments was $233.7. These investments have varying investment strategies, and redemption terms and conditions.

	As of December 31, 2018
Assets at fair value:	Level 1	Level 2	Level 3	Total
Bonds	$—	$0.7	$0.2	$0.9
Unaffiliated common stocks	85.6	14.2	0.5	100.3
Derivatives	0.2	61.8	—	62.0
Separate account assets	904.2	—	—	904.2
Total assets at fair value	$990.0	$76.7	$0.7	$1,067.4
The following tables present the book/adjusted carrying values and corresponding fair values of financial instruments subject to fair value disclosure requirements, categorized by the fair value hierarchy described above:

	As of December 31, 2019
Type of Financial Instrument	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$27,312.3	$29,012.5	$66.0	$28,394.9	$551.6
Preferred stocks	108.0	104.6	—	104.6	—
Unaffiliated common stocks	177.9	177.9	107.9	69.5	0.5
Mortgage loans	6,238.0	6,473.8	—	—	6,473.8
Limited partnerships (1)	74.8	88.3	—	—	88.3
Cash	612.4	612.4	612.4	—	—
Derivatives	464.9	479.5	9.0	388.0	82.6
Separate account assets	6,024.0	6,317.2	1,207.0	4,655.9	454.2
____________________

(1)
Does not include amounts related to alternative investments that are measured using the net asset value (NAV) practical expedient. The fair value of these investments was $233.7. These investments have varying investment strategies, and redemption terms and conditions.

26

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2018
Type of Financial Instrument	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$24,873.8	$24,997.5	$—	$24,661.1	$336.4
Preferred stocks	101.1	94.8	—	94.8	—
Unaffiliated common stocks	117.2	100.3	85.6	14.2	0.5
Mortgage loans	5,686.8	5,686.2	—	—	5,686.2
Limited partnerships	106.5	122.0	—	—	122.0
Cash	223.1	223.1	223.1	—	—
Derivatives	184.5	178.9	0.2	178.7	—
Separate account assets	5,622.0	5,600.0	930.0	4,288.1	381.9
Financial Instruments Measured at Fair Value on a Recurring Basis
Unaffiliated Common Stocks
A majority of the Company's common stock are based on quoted market prices in active markets for identical assets and are classified as a Level 1 measurement.
Derivatives
Index options consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term, and option strike price. As these inputs are observable, most index options are classified as a Level 2 measurement.
Separate Account Assets
Separate account assets related to the Company's variable products are primarily invested in mutual funds with published net asset values (NAVs) and are classified as a Level 1 measurement. Separate account assets related to the Company's RILA include investments in derivatives, which are valued using the same methodologies described above.
Other Financial Instruments Subject to Fair Value Disclosure Requirements
Bonds
Bonds are primarily classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominately utilizes third-party independent pricing services to assist management in determining the fair value of its bonds.
The majority of industrial and miscellaneous bonds and mortgage and asset-backed securities classified as Level 2 measurements are priced by independent pricing services utilizing evaluated pricing models. Because many of these bonds do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant inputs for these bond valuations include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and other reference data, including market research publications. In addition, for mortgage and asset-backed securities, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.
Preferred Stocks
The fair values of preferred stocks are valued by pricing services utilizing evaluated pricing models. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities of the same issuer. As these inputs are considered observable, preferred stocks are classified as a Level 2 measurement.
Mortgage Loans
The fair values of the Company’s mortgage loans are determined by discounting the projected future cash flows using the approximate current market rate for borrowers with similar credit ratings and for the same maturities. Because these estimates utilize significant unobservable inputs, mortgage loans are classified as a Level 3 measurement.
Limited Partnerships

27

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The fair value of the Company's investment in limited partnerships involved in tax credit investments is estimated based on the discounted future economic benefits over the remaining life of each investment, using a market rate of return based on similar investments observed by brokers. The future economic benefits are based on assumptions about the partnerships' future performance and related tax benefits passed through to the Company, net of the Company's obligations to make future investment contributions. Because these estimates utilize significant unobservable inputs, investments in limited partnerships are classified as a Level 3 measurement.
Derivatives
Foreign currency swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs include the projected cash flows, currency spot rates, swap yield curve, and cross currency basis curve. As these inputs are observable, the foreign currency swaps valuation is classified as a Level 2 measurement.
Separate Account Assets
Separate account assets related to the Company's fixed BOLI and RILA products primarily consist of bonds, commercial mortgage loans, and cash that are valued using the same methodologies described above.

Assets Measured and Reported as Level 3

Significant Level 3 activity is summarized as follows:

	For the Year Ended December 31,
	2019	2018	2017
Derivatives:
Purchases and issuances	$45.6	$—	$23.6
Sales and settlements	—	0.5	15.2
Gross transfers into Level 3(1)	—	—	—
Gross transfer out of level 3(1)	—	38.7	—
____________________

(1)
Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or utilized by pricing vendors or becoming available or utilized by pricing vendors.

7. Reinsurance
The Company uses reinsurance across its businesses to spread risk and limit losses. The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their obligations. The following summarizes the Company's reinsurance coverage by line of business:

•	Medical Stop-Loss. Starting in 2018, the Company reinsures the excess of $2.5 per individual claim; previously, the Company reinsured $2.0 per individual claim.
In 2019, the Company entered into a coinsurance with funds withheld arrangement to manage its risk based capital position on a majority of its stop-loss policies. The amount of reinsurance reserve credit taken under this agreement for policies in-force was $58.2 as of December 31, 2019. This agreement does not qualify for GAAP reinsurance accounting.

•
Group Life & DI. Starting in 2019, the Company primarily reinsures group life mortality risk in excess of $0.35 per individual and line of coverage; previously, the Company primarily reinsured in excess of $0.25 per individual and line of coverage. The Company reinsures morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies.

•
Deferred Annuities. The Company has a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities that have a guaranteed return of premium feature and were issued beginning in 2017. This agreement does not qualify for reinsurance accounting under GAAP.

•
Income Annuities. In 2018, the Company entered into the Modco Reinsurance Transaction to transfer financial responsibility for its in-force block of income annuity contracts, which consists of all of the Company's structured settlements and a smaller block of SPIAs. This agreement does not qualify for reinsurance accounting under GAAP. See further discussion below.

•
Individual Life. The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life.

28

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

In 2019, the Company entered into a coinsurance with funds withheld and a yearly renewable term reinsurance arrangement to manage its statutory capital position on a block of UL policies with secondary guarantees largely issued between January 2015 and December 2019. This agreement does not qualify for GAAP reinsurance accounting. The amount of reinsurance reserve credit taken under this agreement for policies in-force was $150.4 as of December 31, 2019.
In 2018, the Company entered into a coinsurance with funds withheld arrangement with a third party reinsurer, as well as an excess loss reinsurance agreement with its subsidiary, Symetra National Life Insurance Company, to manage its statutory capital position on its survivorship guaranteed universal life policies. This agreement does not qualify for reinsurance accounting under GAAP.
In addition, the Company has a funds withheld reinsurance agreement with its wholly-owned subsidiary, Symetra Reinsurance Corporation. The Company ceded all net policy liabilities related to a block of universal life insurance policies with secondary guarantees issued on or before December 31, 2014. The related reinsurance reserve credit taken was $235.1 and $216.9 as of December 31, 2019 and 2018, respectively. The balance of funds withheld was $178.1 and $156.3 as of December 31, 2019 and 2018, respectively.
Reserve credit taken for all ceded reinsurance was $1,201.7 and $963.5 as of December 31, 2019 and 2018, respectively.
The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurers’ insolvencies. The Company analyzes reinsurance recoverables, net of assets held in trust and funds withheld required by the related reinsurance agreements, according to the credit ratings and financial health of its reinsurers and is not aware of its major reinsurers currently experiencing financial difficulties. Excluding the Modco Reinsurance Transaction discussed below, as of December 31, 2019, $318.3 of net reinsurance recoverables was related to three reinsurers, representing 62.5% of the receivable balance. As of December 31, 2018, $276.2 of net reinsurance recoverables was related to two reinsurers, representing 65.2% of the recoverable balance. Of the total amounts due from reinsurers, 95.8% and 93.8%, respectively was with reinsurers rated A- or higher by A.M. Best as of December 31, 2019 and 2018. The Company had no write-offs or reserve for uncollectible reinsurance in 2019 or 2018.
Modco Reinsurance Transaction
In September 2018, the Company entered into the Modco Reinsurance Transaction, which was effective as of July 1, 2018, for $5.7 billion of its in-force block of income annuities, consisting of life contingent annuities of $4.0 billion and non-life contingent annuities of $1.7 billion. At inception, we recorded a reduction to premiums of $4.0 billion and a corresponding increase to reserve adjustment on reinsurance ceded on the statements of operations.
Associated with the Modco Reinsurance Transaction, the Company paid a ceding commission of $360.0 to the reinsurer at the transaction date, of which $104.0 was recorded as an adjustment to liability for deposit-type contracts on the Company's balance sheets and is amortized over the life of the contracts into benefits expense. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer, as well as access to amounts held in trust, which reduces the risk of loss.
Resolution Re Ltd. is a Bermuda domiciled Class E life insurance company, which is indirectly owned by Resolution Life Group Holdings L.P., a Bermuda domiciled limited partnership (the Partnership), established to pool investments from third-party investors for the primary purpose of investing in businesses and assets in the life insurance industry. The Partnership has limited partners that own more than 10% of its equity, as such limited partners are investors in the insurance business, but not primarily engaged in the insurance business.

29

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The following table sets forth the effect of reinsurance on premiums and annuity considerations. It is disaggregated by accident and health, and life insurance and annuity products, which are short- and long-duration contracts, respectively.

	For the Year Ended December 31,
	2019	2018	2017
Premiums and annuity considerations
Direct life insurance in-force	$120,614.2	$110,772.3	$103,897.0

Direct:
Accident and health	958.7	849.2	779.4
Life insurance	799.9	653.9	546.0
Annuity	2,991.3	3,230.4	2,884.9
Total direct premiums	4,749.9	4,733.5	4,210.3

Assumed:
Accident and health	0.8	1.2	0.9
Total assumed premiums	0.8	1.2	0.9

Ceded:
Accident and health	(367.5)	(26.7)	(26.3)
Life insurance	(242.4)	(427.0)	(67.7)
Annuity	(2.3)	(4,012.3)	(1.0)
Total ceded premiums	(612.2)	(4,466.0)	(95.0)
Net premiums and annuity considerations	$4,138.5	$268.7	$4,116.2

Percentage of amount assumed to net	0.02%	0.45%	0.02%
Ceded reinsurance reduced the Company’s claims reported on the statements of operations by $386.9, $81.9, and $119.5 for the years ended December 31, 2019, 2018, and 2017, respectively.
8. Life and Annuity Reserves
The following tables present the Company’s annuity reserves and deposit fund liabilities by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2019
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$7,751.9	$—	$7,751.9	30.2%
At book value less surrender charge of 5% or more (1)	8,791.4	—	8,791.4	34.2
At fair value	—	473.0	473.0	1.8
Total with adjustment or at fair value	16,543.3	473.0	17,016.3	66.2
At book value without adjustment (minimal or no charge or adjustment)	4,249.6	—	4,249.6	16.5
Not subject to discretionary withdrawal	4,449.5	—	4,449.5	17.3
Total gross individual annuity actuarial reserves	25,242.4	473.0	25,715.4	100.0%
Less: reinsurance ceded	39.4	—	39.4
Total net individual annuity actuarial reserves	$25,203.0	$473.0	$25,676.0
____________________

(1)	Includes $922.2 that will have none to minimal charge or adjustments within the next year subsequent to December 31, 2019.

30

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2019
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$68.5	$—	$68.5	9.3%
At fair value	—	166.4	166.4	22.8
Total with adjustment or at fair value	68.5	166.4	234.9	32.1
At book value without adjustment (minimal or no charge or adjustment)	495.7	—	495.7	67.8
Not subject to discretionary withdrawal	0.8	—	0.8	0.1
Total group annuity actuarial reserves	$565.0	$166.4	$731.4	100.0%

	As of December 31, 2019
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$71.4	$—	$71.4	2.2%
At fair value	—	0.5	0.5	—
Total with adjustment or at fair value	71.4	0.5	71.9	2.2
At book value without adjustment (minimal or no charge or adjustment)	34.8	—	34.8	1.1
Not subject to discretionary withdrawal	3,131.9	—	3,131.9	96.7
Total gross deposit-fund liabilities	3,238.1	0.5	3,238.6	100.0%
Less: reinsurance ceded	85.1	—	85.1
Total net deposit-fund liabilities	$3,153.0	$0.5	$3,153.5

	As of December 31, 2018
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$7,310.8	$—	$7,310.8	30.3%
At book value less surrender charge of 5% or more	8,052.7	—	8,052.7	33.4
At fair value	—	344.1	344.1	1.4
Total with adjustment or at fair value	15,363.5	344.1	15,707.6	65.1
At book value without adjustment (minimal or no charge or adjustment)	4,196.9	—	4,196.9	17.4
Not subject to discretionary withdrawal	4,227.0	—	4,227.0	17.5
Total gross individual annuity actuarial reserves	23,787.4	344.1	24,131.5	100.0%
Less: reinsurance ceded	34.0	—	34.0
Total net individual annuity actuarial reserves	$23,753.4	$344.1	$24,097.5

31

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2018
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$71.3	$—	$71.3	9.7%
At book value less surrender charge of 5% or more	1.7	—	1.7	0.2
At fair value	—	149.3	149.3	20.4
Total with adjustment or at fair value	73.0	149.3	222.3	30.3
At book value without adjustment (minimal or no charge or adjustment)	509.5	—	509.5	69.6
Not subject to discretionary withdrawal	1.0	—	1.0	0.1
Total group annuity actuarial reserves	583.5	149.3	732.8	100.0%

	As of December 31, 2018
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$87.2	$—	$87.2	4.5%
At book value less surrender charge of 5% or more	—	—	—	—
At fair value	—	1.2	1.2	0.1
Total with adjustment or at fair value	87.2	1.2	88.4	4.6
At book value without adjustment (minimal or no charge or adjustment)	27.7	—	27.7	1.4
Not subject to discretionary withdrawal	1,822.6	—	1,822.6	94.0
Total gross deposit-fund liabilities	1,937.5	1.2	1,938.7	100.0%
Less: reinsurance ceded	97.4	—	97.4
Total net deposit-fund liabilities	$1,840.1	$1.2	$1,841.3
Total annuity actuarial reserves and deposit fund liabilities were as follows:

	As of December 31,
	2019	2018
Annuity reserves	$25,768.0	$24,336.9
Liability for deposit-type contracts	3,153.0	1,840.1
Separate account annuity reserves	639.9	494.6
Total net annuity actuarial reserves and liability for deposit-type contracts	$29,560.9	$26,671.6

32

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The following table presents the Company's life reserves by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2019
	General Account			Separate Account – Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1.1	$8.0	$—	$—	$—
Universal life	1,132.2	1,132.0	1,245.7	4,667.3	4,667.3	4,667.3
Universal life with secondary guarantees	960.1	606.1	1,387.0	—	—	—
Indexed universal life with secondary guarantees	228.9	143.0	171.8	—	—	—
Other permanent cash value life insurance	—	59.8	62.9	—	—	—
Variable universal life	30.8	30.8	32.6	602.9	598.0	598.0
Miscellaneous reserves	—	4.7	4.7	—	—	—
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	413.0	XXX	XXX	—
Accidental death benefits	XXX	XXX	0.2	XXX	XXX	—
Disability – active lives	XXX	XXX	1.0	XXX	XXX	—
Disability – disabled lives	XXX	XXX	32.3	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	267.6	XXX	XXX	—
Total life insurance reserves	2,352.0	1,977.5	3,626.8	5,270.2	5,265.3	5,265.3
Less: reinsurance ceded	—	—	1,127.0	—	—	—
Total net life insurance reserves	$2,352.0	$1,977.5	$2,499.8	$5,270.2	$5,265.3	$5,265.3

	As of December 31, 2018
	General Account			Separate Account – Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$0.9	$7.8	$—	$—	$—
Universal life	1,141.8	1,141.2	1,251.5	4,615.7	4,615.7	4,615.7
Universal life with secondary guarantees	850.9	545.6	1,138.0	—	—	—
Indexed universal life with secondary guarantees	57.7	33.5	39.9	—	—	—
Other permanent cash value life insurance	—	62.6	66.0	—	—	—
Variable universal life	32.8	32.8	35.8	408.0	404.9	404.9
Miscellaneous reserves	—	4.9	4.9	—	—	—
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	437.9	XXX	XXX	—
Accidental death benefits	XXX	XXX	0.2	XXX	XXX	—
Disability – active lives	XXX	XXX	1.1	XXX	XXX	—
Disability – disabled lives	XXX	XXX	31.1	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	238.0	XXX	XXX	—
Total life insurance reserves	2,083.2	1,821.5	3,252.2	5,023.7	5,020.6	5,020.6
Less: reinsurance ceded	—	—	891.4	—	—	—
Total net life insurance reserves	$2,083.2	$1,821.5	$2,360.8	$5,023.7	$5,020.6	$5,020.6

33

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Total life insurance reserves were as follows:

	As of December 31,
	2019	2018
Life insurance reserves	$2,374.3	$2,263.5
Accidental death benefits reserves	0.2	0.2
Disability – active lives reserves	1.0	1.1
Disability – disabled lives reserves	31.7	30.3
Miscellaneous reserves	92.6	65.7
Separate account life insurance reserves	5,265.3	5,020.6
Total net life insurance reserves	$7,765.1	$7,381.4
As of December 31, 2019 and 2018, the Company had $8,823.7 and $6,981.3, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard valuation established by the Department. Related reserves of $264.2 and $234.3 as of December 31, 2019 and 2018, respectively, were included in life and annuity reserves.
There were no cash flow testing reserves as of December 31, 2019 or 2018. During 2017, the Company released its balance of $58.0 of temporary cash flow testing reserves.
9. Liability for Unpaid Claims
The following table provides a reconciliation of the beginning and ending liability balances for unpaid claims, net of reinsurance recoverables:

	For the Year Ended December 31,
	2019	2018	2017
Balance, beginning of the year	$421.9	$380.2	$317.6
Less: reinsurance recoverables (1)	109.3	61.1	65.2
Net balance, beginning of the year	312.6	319.1	252.4
Add provision for claims, net of reinsurance, occurring in:
Current year	718.4	845.3	759.5
Prior years	7.8	(6.6)	(4.4)
Net incurred losses during the year	726.2	838.7	755.1
Deduct payments for claims, net of reinsurance, occurring in:
Current year	494.7	589.9	532.1
Prior years	185.3	189.8	156.3
Net claim payments during the current year	680.0	779.7	688.4
Valuation basis change and corrections	—	(7.3)	—
Net balance, end of year	358.8	370.8	319.1
Add: reinsurance recoverables	124.6	51.1	61.1
Balance, end of year	$483.4	$421.9	$380.2
____________________

(1)
The beginning balance for 2019 includes a $58.2 reserve credit taken in connection with the coinsurance with funds withheld arrangement for certain of the Company's medical stop-loss policies. Refer to Note 7 for further information.

Liabilities for unpaid claims are recorded in policy and contract claims, life and annuity reserves, and accident and health reserves on the balance sheets. The Company uses estimates in determining its liability for unpaid claims. These estimates are primarily based on historical claim payment patterns and expected loss ratios to provide for the inherent variability in claim patterns and severity. For the year ended December 31, 2019, the change in incurred claims related to prior years was primarily due to unfavorable claims experience on the Company's medical stop-loss policies.

34

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

10. Capital and Surplus
The NAIC establishes certain risk-based capital (RBC) requirements for life and health insurance companies. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is determined based on various risk factors. As of December 31, 2019 and 2018, the Company met the minimum capital and surplus and RBC requirements.
Under Iowa law, the Company may pay dividends only from the earned surplus arising from its business and must receive the prior approval of the Department to pay stockholder dividends or make any other distribution if such distributions would exceed certain statutory limitations. Iowa law gives the Department discretion to disapprove requests for distributions in excess of these limits. Extraordinary dividends include those made within the preceding twelve months that exceed the greater of (i) 10% of statutory policyholder surplus as of the previous year-end or (ii) the statutory net gain from operations from the previous calendar year. Based on December 31, 2019 statutory results, the maximum dividend that may be paid without prior approval in 2020 is $214.2.
During 2019, the Company did not pay dividends to its Parent. During both 2018 and 2017, the Company paid dividends of $50.0 to its Parent.
The following table presents the cumulative increase (reduction) of unassigned funds related to the following items:

	As of December 31,
	2019	2018
Net unrealized gains	$33.0	$29.5
Nonadmitted assets	(118.9)	(90.2)
Separate accounts	145.8	140.8
Asset valuation reserve	(351.1)	(233.7)

11. Income Taxes
The components of DTAs and deferred tax liabilities (DTLs) are as follows:

	As of December 31, 2019				As of December 31, 2018			Change
	Ordinary		Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$270.1		$25.4	$295.5	$282.6	$32.6	$315.2	$(12.5)	$(7.2)	$(19.7)
DTAs nonadmitted	(63.1)		(5.1)	(68.2)	(33.7)	(5.7)	(39.4)	(29.4)	0.6	(28.8)
Subtotal admitted DTAs	207.0	—	20.3	227.3	248.9	26.9	275.8	(41.9)	(6.6)	(48.5)
Less: DTLs	95.4		19.1	114.5	107.7	26.3	134.0	(12.3)	(7.2)	(19.5)
Net admitted DTAs	$111.6		$1.2	$112.8	$141.2	$0.6	$141.8	$(29.6)	$0.6	$(29.0)
The admission calculation components are as follows:

	As of December 31, 2019			As of December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1.2	$1.2	$—	$0.6	$0.6	$—	$0.6	$0.6
(1) Adjusted gross DTAs expected to be realized following the balance sheet date	113.3	—	113.3	146.9	—	146.9	(33.6)	—	(33.6)
(2) Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	359.3	XXX	XXX	334.6	XXX	XXX	24.7
Adjusted gross DTAs expected to be realized after application of the limitation threshold (lessor of (1) and (2))	113.3	—	113.3	146.9	—	146.9	(33.6)	—	(33.6)
Adjusted gross DTAs offset by gross DTLs	93.7	19.1	112.8	102.0	26.3	128.3	(8.3)	(7.2)	(15.5)
DTAs admitted	$207.0	$20.3	$227.3	$248.9	$26.9	$275.8	$(41.9)	$(6.6)	$(48.5)

35

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

As of December 31, 2019 and 2018, respectively, the ratio percentage used to determine the recovery period and limitation threshold amount was 802% and 753%. As of December 31, 2019 and 2018, respectively, the amount of adjusted capital and surplus used to determine the recovery period and limitation threshold amounts were $2,395.2 and $2,230.7. The results of this calculation component enable the Company to admit DTAs expected to reverse within three years, if not previously admitted as a carryback.
The admission calculation for 2019 was not impacted by tax-planning strategies. The admission calculation for 2018 was impacted by tax-planning strategies and include the use of reinsurance. As of December 31, 2018, 18.4% of ordinary net admitted DTAs and 16.6% of total net admitted DTAs were attributable to the impact of tax planning strategies. The Company had no unrecognized DTLs as of December 31, 2019 or 2018.
On December 22, 2017, Public Law No. 115-97 (the 2017 Tax Act) was signed into law, reducing the corporate tax rate from 35% to 21%, effective January 1, 2018. As a result, the Company remeasured the deferred tax assets and liabilities, and recorded a reduction to surplus of $42.4 for the year ended December 31, 2017. As of December 31, 2018, the Company had completed its accounting for the effects of the 2017 Tax Act, and there were no material adjustments to the amounts shown above during the measurement period.
The components of current income tax expense (benefit) are as follows:

	For the Year Ended December 31,
	2019	2018	2017
Federal income tax expense (benefit)	$(69.5)	$(12.4)	$(77.0)
Federal income tax expense (benefit) on net capital gains (losses)	90.4	20.0	76.2
Federal income tax expense (benefit) incurred	$20.9	$7.6	$(0.8)

36

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The main components of deferred tax amounts are as follows:

	As of December 31,
	2019	2018	Change
DTAs
Ordinary:
Policyholder reserves	$125.1	$75.5	$49.6
Investments	17.2	19.3	(2.1)
Deferred acquisition costs	91.6	80.5	11.1
Receivables - nonadmitted	10.6	10.7	(0.1)
Net operating loss carryforward	—	24.8	(24.8)
Tax credit carryforward	17.8	63.2	(45.4)
Other	7.8	8.6	(0.8)
Total ordinary DTAs	270.1	282.6	(12.5)
Total ordinary DTAs – nonadmitted	(63.1)	(33.7)	(29.4)
Net admitted ordinary DTAs	207.0	248.9	(41.9)
Capital:
Investments	25.4	32.6	(7.2)
Nonadmitted	(5.1)	(5.7)	0.6
Net admitted capital DTAs	20.3	26.9	(6.6)
Net admitted DTAs	$227.3	$275.8	$(48.5)

DTLs
Ordinary:
Policyholder reserves	$75.5	$88.1	$(12.6)
Other	19.9	19.6	0.3
Total ordinary DTLs	95.4	107.7	(12.3)
Capital:
Investments	19.1	26.3	(7.2)
Total capital DTLs	19.1	26.3	(7.2)
Total DTLs	114.5	134.0	(19.5)
Net DTAs/DTLs	$112.8	$141.8	$(29.0)

Net change in DTA/DTL			$(0.2)
Surplus adjustments:
Tax effect of change in unrealized capital gains (losses)			1.5
Adjusted change in net deferred income taxes			$1.3
The Company expects it will fully realize the DTAs and no statutory valuation allowance has been recorded as of December 31, 2019 or 2018.

37

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Differences between the federal income tax provision and the change in deferred taxes computed by applying the U.S. federal income tax rate of 21% (35% in 2017) to the net gain (loss) from operations before federal income taxes and the realized capital losses and the actual tax provision are as follows:

	For the Year Ended December 31,
	2019	2018	2017
Ordinary income tax at federal statutory rate	$(28.4)	$(26.9)	$33.3
Capital income tax benefit at federal statutory rate	91.9	21.8	58.2
Total expected income tax expense (benefit)	63.5	(5.1)	91.5
Significant statutory to tax adjustments on taxes:
Tax credits	(35.5)	(40.8)	(37.7)
Change in valuation basis - statutory reserves	(4.2)	0.1	(37.2)
Adjustment for deferred tax rate change – 2017 Tax Act	—	(8.8)	81.5
Impact of reinsurance transactions	—	13.2	—
Other	(4.2)	(4.7)	(3.1)
Total federal income tax expense (benefit)	$19.6	$(46.1)	$95.0

Federal income tax expense (benefit)	$20.9	$7.6	$(0.8)
Adjusted change in net deferred income taxes	(1.3)	(53.7)	95.8
Total statutory income tax expense (benefit)	$19.6	$(46.1)	$95.0
As of December 31, 2019, the Company had no operating loss or capital loss carryforwards to offset against future taxable income. As of December 31, 2019, the Company had an investment tax credit carryforward of $17.8, which originated in 2019 and will expire during 2040.
The amount of federal income taxes incurred that are available for recovery in the event of the carryback of future net capital losses is as follows:

	For the Year Ended December 31,
	2019	2018	2017
Capital gains	$24.3	$—	$2.6
The Company does not have any deposits admitted under Section 6603 of the Internal Revenue Code. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of December 31, 2019.
The Company files income tax returns in the U.S. federal and various state jurisdictions. The Company's consolidated life group federal and state income tax returns are open for examination for tax years 2013 through present.

12. Separate Accounts
Separate account assets are attributed to the following products:

	As of December 31, 2019			As of December 31, 2018
	Legally Insulated	Not Legally Insulated	Total	Legally Insulated	Not Legally Insulated	Total
BOLI (1)	$4,667.3	$129.3	$4,796.6	$4,615.7	$135.7	$4,751.4
RILA (2)	115.7	16.7	132.4	—	—	—
Variable annuities	524.6	—	524.6	495.2	—	495.2
Variable COLI	475.8	—	475.8	309.3	—	309.3
Variable life and UL	127.2	—	127.2	102.5	—	102.5
Total	$5,910.6	$146.0	$6,056.6	$5,522.7	$135.7	$5,658.4
____________________

(1)
The Company allows interest income above the required policy account values within the BOLI separate account. The amount accumulated over and above the required policy account values is not considered to be legally insulated.

(2)
For RILA, the excess of assets over reserves and other liabilities up to certain threshold remain within the separate account. The amount accumulated over and above the required policy account values or reserves are not considered to be legally insulated.

38

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

As of December 31, 2019 and 2018, the fair value of BOLI assets were $5,057.0 and $4,695.8, respectively, while there were $292.4 net unrealized gains for 2019, and $22.0 net unrealized losses for 2018.
In accordance with contract provisions relating to the Company’s separate account products, some separate account liabilities are guaranteed by the general account. As of December 31, 2019 and 2018, the separate accounts did not owe the Company for accrued fees or expenses.
The following table provides premium and reserve information for the separate accounts of the Company:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations, or deposits for the year ended December 31, 2019	$—	$—	$251.3	$251.3

Reserves as of December 31, 2019:
For accounts with assets at:
Fair value	$—	$—	$1,122.2	$1,122.2
Amortized cost	2,210.1	2,457.2	115.7	4,783.0
Total reserves	$2,210.1	$2,457.2	$1,237.9	$5,905.2

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$115.7	$115.7
At fair value	—	—	1,122.2	1,122.2
At book value without fair value adjustment and with current surrender charge less than 5%	2,210.1	2,457.2	—	4,667.3
Total reserves	$2,210.1	$2,457.2	$1,237.9	$5,905.2

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2018	$—	$—	$111.3	$111.3

Reserves as of December 31, 2018:
For accounts with assets at:
Fair value	$—	$—	$899.5	$899.5
Amortized cost	2,173.3	2,442.4	—	4,615.7
Total reserves	$2,173.3	$2,442.4	$899.5	$5,515.2

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$23.8	$—	$—	$23.8
At fair value	—	—	899.5	899.5
At book value without fair value adjustment and with current surrender charge less than 5%	2,149.5	2,442.4	—	4,591.9
Total reserves	$2,173.3	$2,442.4	$899.5	$5,515.2

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2017	$—	$—	$98.3	$98.3

39

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The following table provides a reconciliation of amounts transferred to and from the separate accounts as reported on the statements of operations:

	For the Year Ended December 31,
	2019	2018	2017
Transfers to separate accounts	$424.7	$297.1	$232.5
Transfers from separate accounts	(352.2)	(333.8)	(329.1)
Net transfers to (from) separate accounts	72.5	(36.7)	(96.6)
Deposits in free look period and other timing differences	(2.7)	2.4	—
Net transfers to (from) separate accounts as reported on statements of operations	$69.8	$(34.3)	$(96.6)

13. Related Parties
The following discussion relates to transactions entered into by the Company with related parties and affiliates. Refer to Note 7 for further discussion on reinsurance agreements with related parties.
It is the Company's policy to settle amounts due with affiliated companies within 30 days, except for certain long-term compensation liabilities that are settled when the awards are paid. Transactions with related parties recorded in the Company's financial statements were as follows:

	As of December 31,
	2019	2018
Balances with Parent and affiliates:
Receivables	$20.8	$0.1
Payables	(20.3)	(24.6)
The Company's affiliate, Symetra Assigned Benefits Service Company (SABSCO), purchased future payment streams of structured settlement annuity contracts issued by the Company from third-party payees. These contracts were assigned to and owned by SABSCO. The Company issued commutation endorsements to pay SABSCO lump sum amounts in lieu of receiving the future payment streams in the structured settlement annuity contracts and released its reserves related to the contracts.
The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel, and facilities, and that the related expenses will be shared. These expenses include rent, payroll, benefits, data processing systems, and other charges. General service expenses are allocated among legal entities using various methodologies that management believes to be reasonable to estimate service utilization, including headcount, time studies, or relevant activity levels.
In addition, the Company paid concessions, general agent fees, administrative, and underwriting fees for services provided by its affiliates. These affiliates primarily included Symetra Securities, Inc. and Medical Risk Managers, Inc.

	For the Year Ended December 31,
	2019	2018	2017
Transactions with Parent and affiliates:
Payments related to commutation endorsements (1)	$5.3	$5.6	$7.8
Shared services expenses allocated (received), net (2)	(0.7)	0.2	0.7
Concessions, general agent fees, administrative, and underwriting fees (3)	15.3	10.2	10.7
___________________

(1)
Commutation endorsements paid to SABSCO reduce the reserves reported in life and annuity reserves on the balance sheets and surrender and maturity benefits on the statements of operations, net of related payments.

(2)	Reported primarily in general insurance expenses on the statements of operations.

(3)	Reported primarily in commissions on the statements of operations.
The Company did not purchase investments from its Parent during the years ended December 31, 2019 or 2018. During the year ended December 31, 2017, the Company purchased investments with a fair value of $72.2 from its Parent.

Effective January 1, 2020, the Company entered into an Investment Management Agreement with its affiliate, Symetra
Investment Management Company, a subsidiary of Symetra Financial Corporation. The agreement provides for investment advisory services related to the Company’s invested assets.

40

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

14. Commitments and Contingencies
Litigation
Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures, and estimates of reasonably possible losses or range of loss based on such reviews.
Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. However, given the inherent difficulty in predicting the outcome of such matters, it is possible that an adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.
Other Commitments
The Company has committed to provide future capital contributions for investments in limited partnerships related to its alternative investments. As of December 31, 2019, the amount of these unfunded commitments was $326.5. There were no unfunded commitments as of December 31, 2018.
As of December 31, 2019 and 2018, unfunded mortgage loan commitments were $82.2 and $58.0, respectively. The Company had no other material commitments or contingencies as of December 31, 2019 or 2018.

41

SYMETRA SEPARATE ACCOUNT SL
PART C
OTHER INFORMATION

Item  26. Exhibits

Exhibit		Description	Reference
a.		Resolution of Board of Directors of Symetra Life authorizing the Separate Account	Filed Herewith
b.		Custodian Agreement	Not Applicable
c.	(i) (ii)	Principal Underwriter's Agreement, as Amended Form of Broker-Dealer Selling Agreement	Filed Herewith 3/
d.	(i) (ii) (iii) (iv) (v) (vi) (vii)
a) Form of Flexible Premium Variable Adjustable Life
         Insurance Policy
b) Interest Credited to the Loan Account Endorsement
c) Policy Endorsement - CSO tables

a) Lapse Protection Benefit Rider
b) Lapse Protection Benefit Rider Specifications

Accelerated Death Benefit for Chronic Illness Rider

Accelerated Death Benefit Rider for Terminal Illness

Charitable Giving Benefit Rider

a) Accelerated Death Benefit for Chronic Illness Plus Rider
b) Chronic Illness Plus Specifications

Endorsement to Accelerated Death Benefit for Chronic Illness Rider and Accelerated Death Benefit for Chronic Illness Plus Rider

6/ 1/ 5/ 6/ 6/ 6/ 6/ 6/ 6/ 7/ 1/
e.		Form of Application	5/
f.	(i)	Amended and Restated Articles of Incorporation of Symetra Life Insurance Company	2/
	(ii)	Bylaws of Symetra Life Insurance Company Effective July 1, 2014	2/
g.		Form of Reinsurance Agreement	Not Applicable
h.	(i)	Participation Agreement, as Amended (Vanguard)	3/
	(ii)	Amendment to Participation Agreement (Vanguard)	1/
i.		Administrative Contracts	Not Applicable
j.		Other Material Contracts	Not Applicable
k.		Opinion and Consent of Counsel	Filed Herewith

Exhibit		Description	Reference
l.		Opinion and Consent of Actuary	Filed Herewith
m.		Sample Calculation	Not Applicable
n.		Other Opinions
	(i)	Consent of Ernst &Young LLP	Filed Herewith
o.		Omitted Financial Statements	Not Applicable
p.		Initial Capital Agreements	Not Applicable
q.		Redeemability Exemption: Description of Symetra Life Insurance Company's Issuance, Transfer and Redemption Procedures for Policies	4/

Reference	Description
1/	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-6 registration statement of Registrant filed with the SEC on April 30, 2018 (File No. 333-213191).
2/	Incorporated herein by reference to Post-Effective Amendment No. 32 on Form N-4 registration statement of Separate Account C filed with the SEC on July 2, 2014 (File No. 33-69712).
3/	Incorporated herein by reference to Amendment No. 28 on Form N-6 registration statement of Registrant filed with the SEC on August 18, 2016 (File No. 333-213191).
4/	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-6 registration statement of Registrant filed with the SEC on April 30, 2019 (File No. 333-213191).
5/	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement of Registrant filed with the SEC on August 9, 2019 (File No. 333-213191).
6/	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement of Registrant filed with the SEC on November 18, 2016 (File No. 333-213191).
7/	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement of Registrant filed with the SEC on April 27, 2017 (File No. 333-213191).

Item 27. Directors and Officers of the Depositor

Set forth below is a list of each director and officer of Symetra Life who is engaged in activities relating to Symetra Separate Account SL or the variable life insurance policies offered through Symetra Separate Account SL.

Name	Positions with Symetra	Principal Business Address
Ashlock, Dena S.	Senior Vice President, Chief Actuary and Chief Risk Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Balkovetz, Chantel L.	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Bouvier II, Phillippe D.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Brooks, Tommie D.	Director, Chief Financial Officer and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Chandler, Darlene K.	Vice President and Associate General Counsel	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Fry, Stephanie L.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Herzberg, Keren A.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Hunt, Mark E.	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Diouf, Anne-Marie	Senior Vice President and Chief Human Resources Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Kneisley, Joel C.	Senior Vice President and Chief Information Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
LaVoice, Richard G.	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Meister, Margaret A.	Director and President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Senior Vice President, Controller and Treasurer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Sasagawa, Muneo	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Sho, Tetsuya	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Smolinksi, Richard P.	Senior Vice President and Actuary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Stenberg, Jon S.	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Veneziani, Jacqueline M.	Director, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant

No person is directly or indirectly controlled by Symetra Separate Account SL (“Registrant”). Symetra Life established Registrant by resolution of its Board of Directors. Symetra Life is a wholly owned subsidiary of Symetra Financial Corporation. Symetra Financial Corporation is organized under Delaware law and Symetra Life is organized under Iowa law. All subsidiaries are included in the financial statements. Following is the organizational chart of Symetra Financial Corporation.

Item 29. Indemnification

As more fully set forth in its Bylaws, Symetra Life, to the maximum extent it is empowered by the Iowa Business Corporation Act, Iowa Code Chapter 490, shall indemnify and advance expenses to any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including a grand jury proceeding) and whether formal or informal, by reason of the fact that such person (a) is or was a director or officer of the corporation, or (b) while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent, partner or trustee (or in a similar capacity) of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against reasonable expenses (including attorneys’ fees), judgments, fines, penalties, including an excise tax assessed with respect to an employee benefit plan, and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding or any appeal thereof.

Under certain Director and Officer Indemnification Agreements (“Agreement(s)”) between Symetra Life’s parent company, Symetra Financial Corporation, and directors and/or certain officers of Symetra Life (“Indemnitees”), Symetra Financial Corporation indemnifies and holds harmless Indemnitees, to the full extent permitted by the laws of the State of Delaware in effect at the time the Agreement is effective or as such laws may from time to time be amended, against all Indemnifiable Losses related to, resulting from or arising out of any Claim (subject to certain exceptions) where:

•
“Claim” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other, in which the Indemnitee is a party or reasonably could be made a party, is threatened to be made a party or is involved by reason of the fact that (i) Indemnitee is or was a director, officer, employee or agent of the Company and/or of a subsidiary of the Company, or (ii) Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, non-profit organization, joint venture, trust or other enterprise. Inclusion of the Indemnitee’s role with such an enterprise (including, for example, service on the board of directors of a non-profit organization) on a list approved from time to time by the Chief Executive Officer or Chief Financial Officer of the Company shall constitute service “at the request of the Company” for purposes of clause (ii) in the preceding sentence.

•
“Expenses” includes all direct and indirect costs and expenses of any type whatsoever (including without limitation all attorneys’ and experts’ fees, expenses and charges) and all other costs, expenses and obligations actually and reasonably paid or incurred by Indemnitee in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim; and

•
“Indemnifiable Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively, “Losses”) reasonably incurred by Indemnitee relating to, resulting from or arising out of any Claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Symetra Life pursuant to such provisions of the bylaws, statutes, agreements, or otherwise, Symetra Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Symetra Life or Symetra Financial Corporation of expenses incurred or paid by a director, officer or controlling person of Symetra Life in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the contracts issued by the Separate Account, Symetra Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

a. Symetra Securities, Inc., the principal underwriter for the Policies, also acts as the principal underwriter for other Symetra Life individual flexible premium variable life insurance policies, Symetra Life individual variable annuity contracts, Symetra Life’s group variable annuity contracts and Symetra Life's index-linked annuity contracts.

b. The following information is provided for each officer and director of the principal underwriter:

Name	Positions and Offices with Underwriter	Principal Business Address
Baker, Stephen R.	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Balkovetz, Chantel L.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Bodmer, Julie M.	Assistant Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Brooks, Tommie D.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Ellis, Courtney L.	Chief Operating Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Farrell, Andrew M.	Chairman of the Board and President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Chief Financial Officer, Treasurer and Financial and Operations Principal	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Norberg, Kristin R.	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Pessoa, Melissa	Assistant Treasurer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Rabin, Kevin W.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Sanders, Barbara	Chief Compliance Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Veneziani, Jacqueline M.	Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

c.
During the fiscal year ended December 31, 2019, Symetra Securities, Inc. received $1,285,211.46 in commissions for the distribution of certain variable life insurance policies in connection with Registrant of which no payments were retained. Symetra Securities, Inc. did not receive any other compensation in connection with the sale of Registrant's policies.

Item 31. Location of Accounts and Records

Symetra Life Insurance Company at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004 maintains physical possession of the accounts, books or documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable

Item 33. Fee Representations

Symetra Life hereby represents that the fees and charges deducted under the Milestone VUL-G Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Symetra Life.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City of Bellevue and State of Washington, on this 29th day of April, 2020.

Symetra Separate Account SL
Registrant

By:    Symetra Life Insurance Company

By:    /s/ Margaret A. Meister
Margaret A. Meister, Director

Symetra Life Insurance Company
Depositor

By:    /s/ Margaret A. Meister
Margaret A. Meister, Director

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

NAME                            TITLE

/s/ Tommie D. Brooks                Director, Chief Financial Officer,

Tommie D. Brooks	Executive Vice President (Principal Accounting Officer & Principal Financial Officer)

/s/ Mark E. Hunt                     Director and Executive Vice President
Mark E. Hunt

/s/ Margaret A. Meister                 Director and President (Principal Executive Officer)
Margaret A. Meister

/s/ Muneo Sasagawa                Director
Muneo Sasagawa

/s/ Tetsuya Sho                    Director
Tetsuya Sho

/s/ Jon S. Stenberg                Director and Executive Vice President
Jon S. Stenberg

/s/ Jacqueline M. Veneziani            Director, General Counsel, Senior Vice President and Secretary
Jacqueline M. Veneziani

EXHIBITS
Filed Herewith

Exhibit		Description
a.		Resolution of Board of Directors
c.	i.	Principal Underwriters Agreement, As Amended
k		Opinion and Consent of Counsel
l		Opinion and Consent of Actuary
n	i	Consent of Ernst & Young LLP